STATEMENT OF ADDITIONAL INFORMATION



                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705






This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, dated February 28, 2002, call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.

                                May 23, 2002

TABLE OF CONTENTS                                                     Page

GENERAL INFORMATION......................................................1

INVESTMENT PRACTICES.....................................................1
         Lending Portfolio Securities....................................1
         Restricted and Illiquid Securities..............................1
         Options on Securities and Securities Indices....................2
         Futures Contracts and Options on Futures Contracts..............4
         Foreign Transactions............................................7
         Certain Bond Fund Practices....................................12
         Lower-Rated Corporate Debt Securities..........................12
         Other Debt Securities..........................................13
         Convertible Securities.........................................15
         Repurchase Agreements..........................................15
         Reverse Repurchase Agreements..................................15
         Government Securities..........................................16
         Forward Commitment and When-Issued Securities..................16
         Mortgage-Backed and Asset-Backed Securities....................17
         Other Securities Related to Mortgages..........................17
         Real Estate Investment Trusts..................................20
         Practices that are Authorized but not Presently Employed.......20
         Types of Investment Risk.......................................21
         Higher-Risk Securities and Practices...........................22
         Fund Names.....................................................26

INVESTMENT LIMITATIONS..................................................26

TEMPORARY DEFENSIVE POSITIONS...........................................27

PORTFOLIO TURNOVER......................................................27

MANAGEMENT OF THE TRUST.................................................28
         Trustees and Officers..........................................28
         Trustee Compensation...........................................31
         Committees.....................................................31
         Directors' Holdings............................................32

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST..........32

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES.........32

PORTFOLIO MANAGEMENT....................................................33
         The Management Agreement with MEMBERS Capital Advisors, Inc....33
         MEMBERS Capital Advisors, Inc..................................35
         The Management Agreements with Subadvisers.....................35
         The Subadviser for the High Income Fund........................36
         The Subadviser for the Mid-Cap Fund............................36
         The Subadviser for the Emerging Growth Fund....................36
         The Subadviser for the International Stock Fund................37

DISTRIBUTION (12b-1) PLANS AND AGREEMENT................................37

TRANSFER AGENT..........................................................39

CUSTODIAN...............................................................39

INDEPENDENT AUDITORS....................................................39

BROKERAGE...............................................................40

HOW SECURITIES ARE OFFERED..............................................41
         Shares of Beneficial Interest..................................41
         Voting Rights..................................................42
         Limitation of Shareholder Liability............................42
         Limitation of Trustee and Officer Liability....................42
         Limitation of Interseries Liability............................42

MORE ABOUT PURCHASING AND SELLING SHARES................................43
         Offering Price.................................................43
         Initial Sales Charge on Class A Shares.........................43
         Deferred Sales Charge on Class B Shares........................44
         Special Redemptions............................................46

NET ASSET VALUE OF SHARES...............................................46
         Cash Reserves Fund.............................................47
         Valuation Procedures...........................................47

ADDITIONAL INVESTOR SERVICES AND PROGRAMS...............................48
         Systematic Investment Program..................................48
         Systematic Withdrawal Program..................................49
         Exchange Privilege and Systematic Exchange Program.............49
         Reinstatement or Reinvestment Privilege........................49

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................50
         Federal Tax Status of the Funds................................50
         Shareholder Taxation...........................................53
         Distributor....................................................55

CALCULATION OF YIELDS AND TOTAL RETURNS.................................55
         Cash Reserves Fund Yields......................................55
         Other Fund Yields..............................................56
         Average Annual Total Returns...................................57
         Average Annual Total Returns (After Taxes on Distributions)....58
         Other Total Returns............................................59

LEGAL COUNSEL...........................................................59

FINANCIAL STATEMENTS....................................................59

GENERAL INFORMATION

The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of nine separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The nine funds are: Cash Reserves, Bond, High Income, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock.

The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES

MEMBERS Mutual Funds is a diversified open-end management investment company consisting of nine individual investment portfolios or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the nine funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Lending Portfolio Securities

All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc., to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities

Each fund may invest in illiquid securities up to the percentage limits described on page 25 (Higher risk securities and practice table). MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser or subadviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Options on Securities and Securities Indices

Writing Options. All of the funds (except the Cash Reserves Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The Bond, High Income , and Balanced Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Bond, High Income, or Balanced Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. The High Income, Emerging Growth and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income, Emerging Growth and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income, Emerging Growth, and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Emerging Growth, and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The High Income, Emerging Growth and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

Certain Bond Fund Practices

The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.


All three bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are exchange-traded or sold over-the-counter. The High Income Fund may invest in non-U.S. futures and options.


In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest and Pay-in-Kind. The High Income and Emerging Growth Funds may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Convertible Securities

The High Income, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns. Mortgage-Backed and Asset-Backed Securities

The Bond, High Income, Balanced and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.

Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Mortgage Dollar Rolls. The High Income and Emerging Growth Funds may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate Investment Trusts

The Bond, High Income, Balanced, Mid-Cap, Emerging Growth and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

Practices that are Authorized but not Presently Employed

If any fund invests in options, financial futures, stock index futures and related options, no more than 10% of the fund's total assets will be at risk thereby.

All of the funds may invest in foreign securities, although only the International Stock Fund, Mid-Cap Fund, and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Types of Investment Risk

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

Higher-Risk Securities and Practices

Security or Practice               Description                                                     Related Risks
---------------------------------- --------------------------------------------------------------- ---------------------------------
American Depository Receipts       ADRs are receipts typically issued by a U.S. financial          Market, currency, information,
(ADRs)                             institution which evidence ownership of underlying securities   natural event, and political
                                   of foreign corporate issuers.  Generally, ADRs are in           risks (i.e., the risks of foreign
                                   registered form and are designed for trading in U.S. markets.   securities).
---------------------------------- --------------------------------------------------------------- ---------------------------------
Asset-Backed Securities            Securities backed by pools of commercial and/or consumer        Credit, extension, prepayment,
                                   loans such as motor vehicle installment sales, installment      and interest rate risks.
                                   loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit
                                   card) agreements and other categories of receivables.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Borrowing                          The borrowing of money from financial institutions or through   Leverage and credit risks.
                                   reverse repurchase agreements.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Emerging Market Securities         Any foreign securities primarily traded on exchanges located    Credit, market, currency,
                                   in or issued by companies organized or primarily operating in   information, liquidity, interest
                                   countries that are considered lesser developed than countries   rate, valuation, natural event,
                                   like the U.S., Australia, Japan, or those of Western Europe.    and political risks.
---------------------------------- --------------------------------------------------------------- ---------------------------------
European and Global Depository     EDRs and GDRs are receipts evidencing an arrangement with a     Market, currency, information,
Receipts (EDRs and GDRs)           non-U.S. financial institution similar to that for ADRs and     natural event, and political
                                   are designed for use in non-U.S. securities markets.  EDRs      risks (i.e., the risks of foreign
                                   and GDRs are not necessarily quoted in the same currency as     securities).
                                   the underlying security.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Foreign Money Market Securities    Short-term debt obligations issued either by foreign            Market, currency, information,
                                   financial institutions or by foreign branches of U.S.           interest rate, natural event, and
                                   financial institutions or foreign issuers.                      political risks.
-------------------------------- ---------------------------------------------------------------------------------------------------
Foreign Securities                 Securities issued by companies organized or whose               Market, currency, information,
                                   principal operations are outside the U.S., securities           natural event, and political
                                   issued by companies whose securities are principally            risks.
                                   traded outside the U.S., or securities denominated or
                                   quoted in foreign currency.  The term "foreign
                                   securities" includes ADRs, EDRs, GDRs, and foreign
                                   money market securities.
-------------------------------- ---------------------------------------------------------------------------------------------------
Forward Foreign Currency           Contracts involving the right or obligation to buy or           Currency, liquidity, and
Exchange Contracts                 sell a given amount of foreign currency at a                    leverage risks.  When used for
                                   specified price and future date.                                hedging, also has hedging,
                                                                                                   correlation, and opportunity
                                                                                                   risks.  When used
                                                                                                   speculatively, also has
                                                                                                   speculation risks.
-------------------------------- ---------------------------------------------------------------------------------------------------
Futures Contracts (including       In general, an agreement to buy or sell a specific              Interest rate, currency,
financial futures contracts)       amount of a commodity, financial instrument, or index           market, hedging or
                                   at a particular price on a stipulated future date.              speculation, leverage,
                                   Financial futures contracts include interest rate               correlation, liquidity,
                                   futures contracts, securities index futures                     credit, and opportunity risks.
                                   contracts, and currency futures contracts.  Unlike an
                                   option, a futures contract obligates the buyer to buy
                                   and the seller to sell the underlying commodity or
                                   financial instrument at the agreed-upon price and
                                   date or to pay or receive money in an amount equal to
                                   such price.
-------------------------------- ---------------------------------------------------------------------------------------------------
Illiquid Securities                Any investment that may be difficult or impossible to           Liquidity, valuation and
                                   sell within 7 days for the price at which the fund              market risks.
                                   values it.
-------------------------------- ---------------------------------------------------------------------------------------------------
Mortgage-Backed                    Securities Securities backed by pools of                        Credit, extension, prepayment,
                                   mortgages, including passthrough certificates, planned          and interest rate risks.
                                   amortization classes (PACs), targeted amortization
                                   classes (TACs), collateralized mortgage obligations
                                   (CMOs), and when available, pools of mortgage loans
                                   generated by credit unions.
-------------------------------- ---------------------------------------------------------------------------------------------------
Non-Investment Grade Securities    Investing in debt securities rated below BBB/Baa                Credit, market, interest rate,
                                   (i.e., "junk" bonds).                                           liquidity, valuation, and
                                                                                                   information risks.
-------------------------------- ---------------------------------------------------------------------------------------------------
Options (including options on      In general, an option is the right to buy (called               Interest rate, currency, market,
financial futures contracts)       a "call") or sell (called a "put") property for an agreed-upon  hedging or speculation, leverage,
                                   price at any time prior to an expiration date. Both call and    correlation, liquidity, credit,
                                   put options may be either written (i.e., sold) or purchased on  and opportunity risks.
                                   securities, indices, interest rate futures contracts, index futures contracts, or currency futures contracts.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Repurchase Agreements              The purchase of a security that the seller agrees to buy back   Credit risk.
                                   later at the same price plus interest.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Restricted Securities              Securities originally issued in a private placement rather      Liquidity, valuation, and market
                                   than a public offering.  These securities often cannot be       risks.
                                   freely traded on the open market.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Reverse Repurchase Agreements      The lending of short-term debt securities; often used to        Leverage and credit risks.
                                   facilitate borrowing.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Securities Lending                 The lending of securities to financial institutions, which      Credit risk.
                                   provide cash or government securities as collateral.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Shares of Other Investment         The purchase of shares issued by other investment companies.    Market risks and the layering of
Companies                          These investments are subject to the fees and expenses of       fees and expenses.
                                   both the MEMBERS Mutual Funds and the other investment company.
---------------------------------- --------------------------------------------------------------- ---------------------------------
Short-Term Trading                 Selling a security soon after purchase or purchasing it soon    Market risk.
                                   after it was sold (a fund engaging in short-term trading will have higher turnover and transaction expenses).
---------------------------------- --------------------------------------------------------------- ---------------------------------
Smaller Capitalization Companies   The purchase of securities issued by a company with a market    Market risk.
                                   capitalization (i.e., the price per share of its common stock multiplied by the number of shares of common stock outstanding)
                                   of less than $1 billion.
---------------------------------- --------------------------------------------------------------- ---------------------------------
When-Issued Securities and         The purchase or sale of securities for delivery at a future     Market, opportunity, and leverage
Forward Commitments                date; market value may change before delivery.                  risks.
---------------------------------- --------------------------------------------------------------- ---------------------------------


Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                                                                         Growth   Capital          Emerg-
                                                   Cash               High                and     Appre-            ing     Int'l
                                                 Reserves   Bond     Income   Balanced   Income   ciation Mid-Cap  Growth   Stock
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Investment Practices
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Borrowing; Reverse Repurchase Agreements            30        30       30        30        30       30      30       30       30
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Repurchase Agreements                                *         *        *         *         *        *       *        *        *
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Securities Lending                                   X        30       30        30        30       30      30       30       30
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Short-term Trading                                   *         *        *         *         *        *       *        *        *
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
When-Issued Securities; Forward Commitments         25        25       25        25        25       25      25        *       25
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Conventional Securities
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Shares of Other Investment Companies                10        10**     10**      10**      10**     10**    10**     10**     10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Non-Investment Grade Securities                      X        20        *        10         5        5       5        5        5
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Foreign Securities                                  25(1)     25       50        25        25       25      25       25        *
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Emerging Market Securities                           X        10       25        10         X        X      10       10       25
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Illiquid Securities(2)                              10        15       15        15        10       10      15       15       15
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Restricted Securities                               25**      15       30**      15        10       10      15       15       15
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Mortgage-backed Securities                           X        50       30        15        10        X       X        0        X
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Derivative Securities and Contracts
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Options and Futures Contracts

o  Options on Securities or Indices                  X        10**     10**      10**      10**     10**    10**     10**     10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
o  Futures Contracts(3)                              X         5**      5**       5**       5**      5**     5**      5**      5**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
o  Options on Futures Contracts(3)                   X        10**     10**      10**      10**     10**    10**     10**     10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------
Forward Foreign Currency Exchange Contracts          X         X       10         X         X        X      10**     10       10**
----------------------------------------------- --------- --------- -------- ---------- -------- ------- -------- -------- --------

(1)  U.S. Dollar-denominated foreign money market securities only.
(2)  Numbers in this row refer to net, rather than total, assets.
(3)  Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

Fund Names

In compliance with Rule 35d-1 of the Investment Company Act, a fund name that suggests the fund will focus its investments in a particular industry, group of industries, or type of investment must invest at least 80% of its assets in the particular industry, group of industries, or type of investment that the name suggests. The rule includes, but is not limited to, funds whose names include the terms "small, mid or large capitalization", "municipal and municipal bond", "high-yield", "stock", the name of a country or geographical region, tax-exempt, or an industry name. We believe the High Income, Mid-Cap and International Stock Funds come under this rule. Shareholders of funds subject to this rule will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

         Cash Reserves Fund         25%, but limited to U.S. dollar denominated
                                         foreign money market securities
         Bond Fund                  25%
         High Income Fund           50%
         Balanced Fund              25%
         Growth and Income Fund     25%
         Capital Appreciation Fund  25%
         Mid-Cap Fund               25%
         Emerging Growth Fund       25%
         International Stock Fund  100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.

Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the Bond, Balanced and Emerging Growth Funds, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the Bond, Balanced and Emerging Growth Funds) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less). Conversely, the Bond and Balanced Funds turnover rates are much higher than in past years. The Investment Adviser anticipates that this increased turnover will continue in the future and rates may exceed 100%. The increased turnover results from a more aggressive management style to take fuller advantage of opportunities in the bond market. In the Investment Adviser's view, market illiquidity and dealer risk aversion have distorted traditional trading relationships. More specifically, the turnover has recently exceeded 500% as the Investment Adviser has actively swapped between different bonds it believes are mispriced.

MANAGEMENT OF THE TRUST

MEMBERS Mutual Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, the majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

Trustees and Officers

Relationship With The Fund

                                                                                                   Number of
                                                                                                   Portfolios     Other
                             Position(s)                                                          Overseen in    Outside
                              Held with    Length of     Principal Occupation During                 Fund        Director-
Name, Address and Age          the Fund    Service (1)        Past Five Years                       Complex      ships (5)
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Michael S. Daubs(2)(3)        Trustee         1997 -    MEMBERS Capital Advisors, Inc.                19             1
5910 Mineral Point Road      (Chairman)      Present    President, 1992 - Present
Madison, WI 53705
Age - 58                                                CUNA Mutual Insurance Society
                                                        Chief Officer - Investments,
                                                        1990 - Present

                                                        CUNA Mutual Life Insurance Company
                                                        Chief Officer - Investments,
                                                        1973 - Present
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Lawrence R. Halverson(2)(4)  Trustee,         1997 -    MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road      President and   Present    Senior Vice President,
Madison, WI 53705            Principal                  1996 - Present
Age - 56                     Executive
                             Officer                    CUNA Brokerage Services, Inc.
                                                        President, 1996 - 1998
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Holly S. Baggot(2)           Secretary and    1999 -    MEMBERS Capital Advisors, Inc.                9
5910 Mineral Point Road      Assistant       Present    Senior Operations & Administration
Madison, WI 53705            Treasurer                    Manager
Age - 41                                                1998 - Present
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Mary E. Hoffmann(2)(7)       Treasurer        2001 -    MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road                      Present   Assistant Vice President - Finance &
Madison, WI  53705                                        Operations
Age - 32
                                                        MEMBERS Capital Advisors, Inc.
                                                        Product Operations and Finance Manager, 1998 - 2001

                                                        CUNA Mutual Insurance Society
                                                        Investment Accounting Supervisor,
                                                        1996 - 1998
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Dan Owens(2)(7)              Assistant        2000 -    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road      Treasurer       Present    Investment Operations Manager,                19
Madison, WI 53705                                       1999 - Present
Age - 34
                                                        AmerUS Capital Management
                                                        Manager, Investment Accounting -
                                                        Reporting, 1998 - 1999

                                                        AmerUs Life Holdings, Inc.
                                                        Senior Investment Accountant,
                                                        1994 - 1998
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Gwendolyn M. Boeke           Trustee          1997 -    Wartburg Theological Seminary                 19
2000 Heritage Way                            Present    Development Association,  1997 - Present
Waverly, IA 50677                                       Evangelical Lutheran Church in
Age - 67                                                  America Foundation,
                                                        Regional Director, 1990 - Present

                                                        Wartburg College
                                                        Director, 1986-2001
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Alfred L. Disrud             Trustee          1997 -    Planned Giving Services                       19
2000 Heritage Way                            Present    (Waverly, Iowa)
Waverly, IA 50677                                       Owner, 1986 - Present
Age - 81

---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------
Thomas C. Watt               Trustee          1997 -    Vision Development Services, Inc.             19         Wells Fargo Bank,
2000 Heritage Way                            Present    Consultant, 1997 - Present                               Community
Waverly, IA 50677                                                                                                Director,
Age - 65                                                MidAmerica Energy Company (Waterloo, Iowa)               1985 -
                                                        Manager, Business Initiatives, 1987 - 1999               Present
---------------------------- ------------- -----------  ----------------------------------------- ------------- -----------


Relationship With Affiliates

                           Positions Held with Affiliated       Number of Registered Investment      Name of Registered Investment
                          Persons or Principal Underwriter        Companies for Which the Same        Company for Which the Same
            Name                   of the Trust(6)                    Position is Held(7)                 Position is Held(7)
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Michael S. Daubs         MEMBERS Capital Advisors, Inc.
                         President & Director,
                         1992 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Lawrence R. Halverson    MEMBERS Capital Advisors, Inc.
                         Senior Vice President,
                         1996 - Present
                         Secretary, 1992 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Holly S. Baggot          MEMBERS Capital Advisors, Inc.
                         Senior Operations & Administration
                         Manager,
                         1998 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Mary E. Hoffmann         MEMBERS Capital Advisors, Inc.
                         Assistant Vice President - Finance                    10                          Ultra Series Fund
                         & Operations, 2001 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Dan Owens                MEMBERS Capital Advisors, Inc.
                         Investment Operations Manager,                        10                          Ultra Series Fund
                         1999 - Present
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Gwendolyn M. Boeke       None
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Alfred L. Disrud         None
-----------------------  ------------------------------------  -----------------------------------  --------------------------------
Thomas C. Watt           None
-----------------------  ------------------------------------  -----------------------------------  --------------------------------

(1) The board of trustees and officers of the Fund do not currently have term limitations.
(2)  "Interested person" as defined in the 1940 Act.
(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(5)  Include only directorships with companies that:
     (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or
     (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or
     (c)  are registered as an investment adviser.
(6)  Only for interested persons.
(7)  Only Mary Hoffmann and Dan Owens meet this disclosure requirement.

Trustee Compensation

                             Aggregate Compensation  Total Compensation from
           Trustee Name          from Trust(1)      Trust and Fund Complex(1)(2)

--------------------------- --------------------- --------------------------

Michael S. Daubs(3)                   None                  None
--------------------------- --------------------- --------------------------

Lawrence R. Halverson(3)              None                  None
--------------------------- --------------------- --------------------------

Gwendolyn M. Boeke                   $4,000                $8,000
--------------------------- --------------------- --------------------------

Alfred L. Disrud                     $4,000                $8,000
--------------------------- --------------------- --------------------------

Thomas C. Watt                       $4,000                $8,000
--------------------------- --------------------- --------------------------

   (1)    Amounts for the fiscal year ending October 31, 2001.
   (2)    "Fund Complex" includes the Trust and the Ultra Series Fund.
   (3)    Non-compensated interested trustee.

There have been no arrangements or understandings between any officer or director and any other person(s) pursuant to which (s)he was selected as a director or officer.

Committees

Audit Committee

Members:          Gwendolyn M. Boeke
--------          Alfred L. Disrud

Functions:

(a)      Meet with the Trust's independent public accountants to:
         (i)      review the arrangements for and scope of the audit;
         (ii) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit;
         (iii) consider the independent auditors' comments and suggestions with respect to the Trust's financial policies, accounting procedures and internal accounting controls; and
         (iv) review the form of opinion the auditors propose to render to the Trust;

(b) Review memoranda, if any, prepared by the independent auditors setting forth any recommended procedural changes;

(c) Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent auditors;

(d) Review audit and non-audit services provided to the Trust by such independent auditors and the fees charged for such services;

(e) Consider whether to retain the auditors for the next fiscal year and, in connection therewith, evaluate the independence of the auditors; and

(f) Report to the Board from time to time and make such recommendations with respect to the above and such other matters as the Audit Committee may deem necessary or appropriate.

The Audit Committee met one time in 2001.


Interim Valuation Committee (Fair Value Committee)

Members:          Lawrence Halverson
                  Michael Daubs
                  Thomas Watt
Function:
--------

Make a good faith determination of the fair value of portfolio securities that have no readily available market quotation.

The Fair Value Committee met twelve times in 2001.

Directors' Holdings
                                               Aggregate Dollar Range Of Equity
                                                Securities in All Registered
                       Dollar Range of Equity  Investment Companies Overseen by
                        Securities in MEMBERS     Director in Family of
Name of Director          Mutual Funds(2)        Investment Companies(1)(2)
---------------------- ----------------------- --------------------------------
Michael S. Daubs       $50,001 - $100,000      Over $100,000
---------------------- ----------------------- --------------------------------
Lawrence R. Halverson  $50,001 - $100,000      $50,001 - $100,000
---------------------- ----------------------- --------------------------------
Gwendolyn M. Boeke     None                    None
---------------------- ----------------------- --------------------------------
Alfred L. Disrud       $10,001 - $50,000       $10,001 - $50,000
---------------------- ----------------------- --------------------------------
Thomas C. Watt         None                    None

(1)  Information provided is as of December 31, 2001.
(2)  Dollar Ranges are as follows:           None
                                           $1 - $10,000
                                      $10,001 - $50,000
                                      $50,001 - $100,000
                                      Over $100,000

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES

Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control each fund. The following table sets forth 5% or more ownership of Class A shares of each fund as of January 31, 2002.

Class A
----------------------------------- ------------------------------------------------------------------------------------------

                                                                              Growth    Capital   Mid-Cap   Emerging
                                       Cash                          High      and      Appre-     Stock     Growth    Int'l
           Shareholder                Reserve   Bond    Balanced    Income    Income     tion      Fund       Fund     Stock
----------------------------------- ------------------------------------------------------------------------------------------

CUNA Mutual Insurance Society         13.50      5.46                                                                   16.55
5910 Mineral Point Road
Madison, WI  53705
----------------------------------- ------------------------------------------------------------------------------------------
CUNA Mutual Life Insurance Co.        13.51      5.46     16.34      43.22                        53.88       15.61      9.93
5910 Mineral Point Road
Madison, WI 53705
----------------------------------- ------------------------------------------------------------------------------------------
CUMIS Insurance Society, Inc.                              7.11                 5.19     18.50                46.82     59.11
5910 Mineral Point Road
Madison, WI  53705
----------------------------------- ------------------------------------------------------------------------------------------
Trust Under CMIS Non-Qual                       10.96                           6.15      6.20
Deferred  Compensation Plan for
Employees
5910 Mineral Point Rd
Madison WI 53705
---------------------------------- -------------------------------------------------------------------------------------------
L Dennis Duffy                        10.20
10780 Oakwilde Ave
Stockton CA 95212
---------------------------------- ------------------------------------------------------------------------------------------
Hudson River Credit Union 457 (F) Plan 6.44
312 Palmer Avenue
Corinth NY 12822
---------------------------------- ------------------------------------------------------------------------------------------

Class B

As of January 31, 2002, all Class B share funds did not have any ownership over 5%.

Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.

The funds' board members, officers and directors, as a group, owned less than 1% of all of the funds' outstanding voting securities on January 31, 2002.

PORTFOLIO MANAGEMENT

The Management Agreement with MEMBERS Capital Advisors, Inc.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

           Fund              Management Fee       Total Advisory Fees        Total Advisory Fees       Total Advisory Fees
                                                  Incurred During the        Incurred During the       Incurred During the
                                                   Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
                                                   October 31, 2001           October 31, 2000           October 31, 1999
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Cash Reserves                           0.40%                    $52,255                    $31,220                   $24,668
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Bond                                    0.50%                    182,460                     84,362                    58,724
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
High Income                             0.55%                    130,088                    104,432                    78,156
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Balanced                                0.65%                    790,296                    425,620                   235,956
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Growth and Income                       0.55%                    867,814                    631,743                   273,436
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Capital Appreciation                    0.75%                    855,457                    438,194                   189,945
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Mid-Cap                                 0.95%                    100,869                         --                        --
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
Emerging Growth                         0.75%                    180,003                    127,737                        --
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
International Stock                     1.05%                    368,692                    403,418                   350,091
--------------------------- ------------------ -------------------------- -------------------------- -------------------------
                                        Total                 $3,527,934                 $2,246,726                $1,210,976
--------------------------- ------------------ -------------------------- -------------------------- -------------------------

MEMBERS Capital Advisors has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

           Fund                            Other Expense "Cap"
           ----                            -------------------
           Cash Reserves                          0.15%
           Bond                                   0.15%
           High Income                            0.20%
           Balanced                               0.20%
           Growth and Income                      0.20%
           Capital Appreciation                   0.20%
           Mid-Cap                                0.20%
           Emerging Growth                        0.20%
           International Stock                    0.30%

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. Since September 4, 1997, the Management Agreement has been amended twice to include the Emerging Growth and Mid-Cap Funds. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.

MEMBERS Capital Advisors, Inc.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.
MEMBERS Capital Advisors' directors and principal officers are as follows:

           Joyce A. Harris             Director and Chair
           James C. Hickman            Director
           Michael B. Kitchen          Director
           Michael S. Daubs            Director and President
           George A. Nelson            Director and Vice Chair
           Lawrence R. Halverson       Senior Vice President
           Jeffrey B. Pantages         Senior Vice President
           Thomas J. Merfeld           Senior Vice President and Secretary
           Mark T. Warshauer           Senior Vice President
           Mary E. Hoffmann            Treasurer and Assistant Vice President
           Tracy K. Lien               Assistant Secretary

The Management Agreements with Subadvisers

As described in the prospectus, MEMBERS Capital Advisors manages the assets of the High Income, Mid-Cap, Emerging Growth and International Stock Funds using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of High Income, Mid-Cap, Emerging Growth and International Stock Funds, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income, Mid-Cap, Emerging Growth and International Stock Funds.

The Subadviser for the High Income Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

                Percentage                Net Assets Managed by MFS
                ----------                -------------------------
                  0.375%                    First $100 million
                  0.350%                    Next $150,000,000
                  0.325%                    Next $250,000,000
                  0.300%                    Over $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:

                  Fiscal Year Ended
                     October 31      Amount
                    ----------       ------
                       2001          $91,121
                       2000           73,720
                       1999           55,788

The Subadviser for the Mid-Cap Fund

As of the date of the prospectus, Wellington Management Company LLP (Wellington Management) is the only subadviser managing some of the assets of the Mid-Cap Fund. For its services to the fund, Wellington Management receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.60% of net assets managed by Wellington Management.

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Wellington Management as follows:

                  Fiscal Year Ended
                    October 31       Amount
                    ----------       ------
                      2001           $12,741
                      2000                --
                      1999                --

The Subadviser for the Emerging Growth Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the Emerging Growth Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.450%                    First $200,000,000
                  0.400%                    Over $200,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS as follows:

                  Fiscal Year Ended
                    October 31       Amount
                    ----------       ------
                      2001           $107,894
                      2000             76,637
                      1999                 --

The Subadviser for the International Stock Fund

As of the date of the prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund.

For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

         EAFE Subportfolio:
                  First $25 million              0.65%
                  Next $25 million               0.55%
                  Above $50 million              0.50%

         Emerging Markets Subportfolio:          0.75%
         ------------------------------

         International Small Cap Subportfolio:   0.75%
         -------------------------------------

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard as follows:

                  Fiscal Year Ended
                      October 31     Amount
                      ----------     ------
                         2001        $241,135
                         2000         131,634
                         1999          94,602

Pursuant to an Investment Sub-Advisory Agreement between MEMBERS Capital Advisors and IAI International Limited that was terminated on October 31, 2000, MEMBERS Capital Advisors paid a management fee to IAI as follows:

                  Fiscal Year Ended
                       October 31    Amount
                       ----------    ------
                         2001        $     --
                         2000         179,739
                         1999         171,932

DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.

The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 2001 for each of the following items:

----------------------------------------------------------------- ------------
1) Advertising;                                                         $
----------------------------------------------------------------- ------------
2) Printing and mailing of prospectuses to other than current           $
   shareholder;
----------------------------------------------------------------- ------------
3) Compensation to underwriters;                                        $
----------------------------------------------------------------- ------------
4) Compensation to broker-dealers;                                  $251,362
----------------------------------------------------------------- ------------
5) Compensation to sales personnel;                                     $
----------------------------------------------------------------- ------------
6) Interest, carrying, or other financing charges; and                  $
----------------------------------------------------------------- ------------
7) Other (specify) Expense Reimbursements to other companies that $2,316,117 are paying distributor expenses on behalf of CUNA Brokerage
   Services, Inc. (the distributor)
----------------------------------------------------------------- ------------

TRANSFER AGENT

Boston Financial Data Services ("BFDS"), Two Heritage Drive, Quincy, MA 02184, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at BFDS at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

                           MEMBERS Mutual Funds
                           P.O. Box 8390
                           Boston, MA  02266-8390

Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:

                           MEMBERS Mutual Funds
                           C/o BFDS
                           66 Brooks Drive
                           Braintree, MA  02184

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

INDEPENDENT AUDITORS

The financial statements for fiscal year ended October 31, 2001 have been included herein and elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

BROKERAGE

MEMBERS Capital Advisors and its subadvisers choose brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in MEMBERS Capital Advisors or its subadvisers opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of MEMBERS Capital Advisors or its subadvisers, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research services described above, MEMBERS Capital Advisors and its subadvisers receive various specific research products and services under "soft dollar" arrangements. These services are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit all accounts and involve trades for all accounts.

Where advantageous for all affected accounts, MEMBERS Capital Advisors and its subadvisers may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors or its subadvisers have established various policies and procedures that assure equitable treatment of all accounts.

It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser and its subadvisers in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or MEMBERS Capital Advisors or its subadvisers is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors or its subadvisers under its contract with the Trust. Research obtained on behalf of the Trust may be used by MEMBERS Capital Advisors or its subadvisers in connection with MEMBERS Capital Advisors' or its subadvisers' other clients. Conversely, research received from placement of brokerage for other accounts may be used by MEMBERS Capital Advisors or its subadvisers in managing investments of the Trust. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' or its subadvisers' other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser or its subadvisers determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The Trust paid the following amounts in brokerage commissions for fiscal years ending October 31:

                  2001              $413,901
                  2000               326,607
                  1999               218,258

HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class D. Additional classes of shares may be offered in the future. At this time, Class D has been authorized by the Trustees, but not yet offered.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

Initial Sales Charge on Class A Shares

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Class A shares may be offered without front-end sales charges to various individuals and institutions including:


o    Employees of credit unions.

o Employees, clients or direct referrals of the investment adviser, MEMBERS Capital Advisors, Inc.

o Class A Shares may be purchased at a sales charge that is less than the charge shown in the Class A Sales Charges table in the prospectus if the transaction is placed with the assistance of a MEMBERS Financial Services Center representative under the CUNA Mutual Business Services' IRA Program and other specified programs.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased and paid for from the proceeds of sales within the last 60 days of shares of loaded mutual funds having investment objectives similar to those of the fund(s) sold, if the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.

o    Shares   purchased   with   proceeds  from  the   liquidation   of  a  CUNA
     Mutual-affiliated pension product.

o Shares purchased for an individual retirement account of an existing Shareholder from the proceeds of shares of a MEMBERS Mutual Fund, or vice versa.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.

Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to MEMBERS Mutual Funds. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes MEMBERS Mutual Funds to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes MEMBERS Mutual Funds to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

Deferred Sales Charge on Class B Shares

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares, unless indicated otherwise, in these circumstances: For all account types:

o Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

o    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

o    Redemptions due to death or disability.

o Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

o Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

o Redemptions made to effect mandatory or life expectancy distributions under the Code.

o    Returns of excess contributions made to these plans.

o Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the chart following for more information on Class B CDSC waivers.

Class B  CDSC Waiver Chart

                         ERISA Plans                                  Non-ERISA Plans

                      401(a) Plan,
                      401(k) Plan or     Supplemental                          IRA or             Non-Retirement
Type of Distribution  403(b) Plan        403(b) Plan        457 Plan           IRA Rollover       Plan
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Death or Disability   Waived             Waived             Waived             Waived             Waived
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                                 Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Loans                 Waived             Waived             N/A                N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Hardships             Waived             Waived             Waived             N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Return of Excess      Waived             Waived             Waived             Waived             N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, Boston Financial Data Services ("BFDS"), at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once BFDS has confirmed that the shareholder is entitled to the waiver.

Special Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES

The NAV per share is calculated as of 3:00 p.m. central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund.

The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see below).

Cash Reserves Fund

The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.

Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by MEMBERS Capital Advisors. If MEMBERS Capital Advisors believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as MEMBERS Capital Advisors considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.

Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.

MEMBERS Capital Advisors, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:

1. Securities (including restricted securities) for which complete quotations are not readily available;

2. Listed securities if, in MEMBERS Capital Advisors' opinion, the last sale price does not reflect the current market value or if no sale occurred; and

3.   Other assets.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

o    The investments will be drawn on or about the day of the month indicated.

o Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

o The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

Exchange Privilege and Systematic Exchange Program

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")

As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to BFDS.

Reinstatement or Reinvestment Privilege

If BFDS is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:


     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund, unless otherwise directed;

     (ii) Dividends of ordinary income from the Balanced Fund will be declared and reinvested monthly in additional full and fractional shares of the Balanced Fund, unless otherwise directed;

    (iii) Dividends of ordinary income, if any, from the Growth and Income, Capital Appreciation, Mid-Cap, Emerging Growth and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and

     (iv) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which the Trust intends each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of each Fund may consist of such other securities of any one issuer, and each Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Trust will report to the shareholders of each Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

As of October 31, the following Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                    Losses Deferred       Losses Deferred       Losses Deferred       Losses Deferred
              Fund                  Expiring in 2006      Expiring in 2007      Expiring in 2008      Expiring in 2009
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Bond Fund                                       $   --                $   --             $ 369,805              $     --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
High Income Fund                                66,186               328,128               237,390             2,067,479
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Balanced Fund                                       --                    --                    --                    --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Growth and Income Fund                              --                    --             1,214,946             2,865,513
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Capital Appreciation Fund                           --                    --                    --                    --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Mid-Cap Fund                                        --                    --                    --                    --
--------------------------------- --------------------- --------------------- --------------------- ---------------------
Emerging Growth Fund                                --                    --             6,443,167            10,391,144
--------------------------------- --------------------- --------------------- --------------------- ---------------------
International Stock Fund                            --                    --             1,887,109             3,985,467
--------------------------------- --------------------- --------------------- --------------------- ---------------------

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are taxable to shareholders as ordinary income or capital gains. Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust's option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (subject to reduction in certain situations) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

The Trust may be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the Trust with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Distributor

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

The aggregate dollar amount of underwriting commission paid to and retained by the distributor was $251,362 for the fiscal year ending October 31, 2001.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

     NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV   = the share value for the first day of the seven-day period.

The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 2.33% for Class A and 1.61% for Class
B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 2.35% for Class A and 1.62% for Class B.

Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1

Where:

     NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

     ES = per share expenses attributable to the hypothetical account for the seven-day period.

     UV   = the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)


Where:

     NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

     ES   = expenses of the fund for the 30-day or one-month period.

     U    = the average number of shares outstanding.

     UV = the share value at the close (highest) of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns

From time to time, sales literature may also quote average annual total returns for Class A shares net of sales charges for one or more of the funds for various periods of time. The one year average annual total return for the fiscal year ending October 31, 2001 for each of the funds is:

                     Average Annual Total Returns
                          as of October 31, 2001

              Cash Reserves Fund                      -1.04%
              Bond Fund                                8.21%
              High Income Fund                        -6.15%
              Balanced Fund                          -13.40%
              Growth and Income Fund                 -24.65%
              Capital Appreciation Fund              -26.21%
              Mid-Cap Stock Fund                        N/A
              Emerging Growth Fund                   -48.62%
              International Stock Fund               -26.93%

When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:

     TR   = the average annual total return net of any fund recurring charges.

     ERV = the ending redeemable value of the hypothetical account at the end of the period.

     P    = a hypothetical initial payment of $1,000.

     N    = the number of years in the period.

Average Annual Total Return (After Taxes on Distributions)

The one year average annual total return (after taxes on distributions) for Class A shares for the fiscal year ending October 31, 2001 for each of the funds is:

           Average Annual Total Returns (After Taxes on Distributions)
                             as of October 31, 2001

              Cash Reserves Fund                        N/A
              Bond Fund                                5.85%
              High Income Fund                        -9.68%
              Balanced Fund                          -14.26%
              Growth and Income Fund                 -24.78%
              Capital Appreciation Fund              -26.21%
              Mid-Cap Fund                              N/A
              Emerging Growth Fund                   -48.62%
              International Stock Fund               -27.15%

When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns (after taxes on distributions) for these periods will be provided. Average annual total returns (after taxes on distributions) for other periods of time may, from time to time, also be disclosed in sales literature.

Standard average annual total returns (after taxes on distributions) represent the average annual compounded rates of return less taxes on distributions that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return after taxes on distributions is calculated according to the following formula:

                               P = (1+T)1/N = ATVD
Where:

     P    = a hypothetical initial payment of $1,000.

     T    = average annual total return (after taxes on distributions).

     N    = number of years.

     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1
Where:

     CTR = The cumulative total return net of any fund recurring charges for the period.

     ERV = The ending redeemable value of the hypothetical investment at the end of the period.

     P    = A hypothetical single payment of $1,000.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                  CASH RESERVES FUND-- Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

CORPORATE NOTES AND BONDS - 2.38%

           Finance - 2.38%
$500,000 Merrill Lynch & Co., Inc.
           5.710%, due 01/15/02                   $      502,190

           Total Corporate Notes and Bonds               502,190
           ( Cost $502,190 )

COMMERCIAL PAPER (A) - 47.01%

           Capital Goods - 1.85%
  390,000  United Technologies Corp.
           2.400%, due 11/19/01                          389,532

           Chemicals - 2.37%
  500,000  Pfizer, Inc.
           2.250%, due 11/20/01                          499,406

           Consumer Staples - 7.34%
  750,000  Kimberly-Clark Corp.
           2.480%, due 11/26/01                          748,708
  800,000  Procter & Gamble Co.
           2.200%, due 12/04/01                          798,387
                                                       1,547,095

           Finance - 26.70%
1,000,000  Caterpillar Financial Services Corp.
           2.340%, due 12/13/01                          997,270
  750,000  CXC, Inc.
           2.550%, due 11/16/01                          749,203
  750,000  General Electric Capital Corp.
           3.360%, due 01/22/02                          744,260
  700,000  Goldman Sachs Group, Inc.
           2.300%, due 01/07/02                          697,003
  700,000  Household Finance Corp.
           2.120%, due 01/09/02                          697,156
  750,000  Moat Funding LLC
           2.290%, due 12/18/01                          747,758
1,000,000  Wells Fargo Co.
           2.100%, due 01/30/02                          994,750
                                                       5,627,400

           Healthcare - 3.31%
  700,000  Merck & Co., Inc.
           2.350%, due 11/29/01                          698,721

           Media - 3.07%
  649,000  McGraw-Hill Cos., Inc.
           2.400%, due 12/03/01                          647,615

           Transportation - 2.37%
  500,000  United Parcel Service America, Inc., Class B
           3.320%, due 11/01/01                          500,000

           Total Commercial Paper                      9,909,769
           ( Cost $9,909,769 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 43.28%

           Federal Farm Credit Bank - 6.14%
$ 700,000  3.370%, due 11/13/01               $          699,213
  600,000  3.290%, due 02/28/02                          593,475
                                                       1,292,688

           Federal Home Loan Bank - 15.40%
  500,000  3.350%, due 11/06/01                          499,767
  527,000  2.380%, due 12/21/01                          525,258
  700,000  2.290%, due 01/04/02                          697,150
1,000,000  5.250%, due 04/25/02                        1,013,865
  500,000  6.000%, due 08/15/02                          510,355
                                                       3,246,395

           Federal Home Loan Mortgage Corp. - 7.56%
  500,000  3.810%, due 12/06/01                          498,148
  300,000  2.320%, due 12/13/01                          299,188
  800,000  2.250%, due 01/17/02                          796,150
                                                       1,593,486

           Federal National Mortgage Association - 14.18%
  500,000  3.410%, due 11/08/01                          499,669
  500,000  2.340%, due 11/19/01                          499,415
  200,000  3.350%, due 11/29/01                          199,479
  500,000  2.250%, due 12/12/01                          498,719
  700,000  2.290%, due 12/27/01                          697,506
  600,000  3.340%, due 02/07/02                          594,322
                                                       2,989,110

           Total U.S. Government and
           Agency Obligations                          9,121,679
           ( Cost $9,121,679 )

BANKERS ACCEPTANCE NOTE (A) - 4.73%

           Finance - 4.73% 1,000,000 Bank of America Corp.
           2.460%, due 12/10/01                          997,335

           Total Bankers Acceptance Note                 997,335
           ( Cost $997,335 )

   Shares

INVESTMENT COMPANY - 2.71%

  571,590  SSgA Prime Money Market Fund                  571,590

           Total Investment Company                      571,590
           ( Cost $571,590 )

TOTAL INVESTMENTS  - 100.11%                          21,102,563
( Cost $21,102,563** )
NET OTHER ASSETS AND LIABILITIES  - (0.11)%(23,482)
TOTAL NET ASSETS - 100.00%                        $   21,079,081

       ** Aggregate cost for Federal tax purposes.
      (A) Rate noted represents annualized yield at time of purchase.

                      BOND FUND -- Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

ASSET BACKED - 4.16%

           Mortgage Related - 4.16%
$ 550,000  ABSC Long Beach Home Equity Trust
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $      603,024
  600,000  Conseco Finance Securitizations Corp.
           Series 2001-1, Class M1
           7.535%, due 07/01/32                          633,758
  700,000  Green Tree Home Equity Loan Trust
           Series 1999-A, Class B1
           8.970%, due 11/15/27                          729,865
  500,000  Residental Funding Mortgage Securites Corp.
           Series 2000-HI2, Class AI3
           7.900%, due 02/25/15                          528,850

           Total Asset Backed                          2,495,497
           ( Cost $2,390,047 )

COMMERCIAL MORTGAGE BACKED - 3.90%

           Mortgage Related - 3.90%
  600,000  Banc America Large Loan, Inc.
           Series 2001, Class A2 (C)
           6.490%, due 12/13/16                          634,640
  500,000  Chase Commercial Mortgage Securities Corp.
           Series 2000-1, Class A2
           7.757%, due 04/15/32                          565,369
  650,000  First Union National Bank of America
           Series 2001-C1, Class E
           6.624%, due 01/15/11                          677,230
  429,240  Morgan Stanley Capital I Inc.
           Series 1999-CAM1, Class A2
           6.760%, due 11/15/08                          460,503

           Total Commercial Mortgage Backed            2,337,742
           ( Cost $2,197,581 )

CORPORATE NOTES AND BONDS - 37.50%

           Capital Goods - 0.93%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                          555,150

           Chemicals - 1.13%
  450,000  Dow Chemical Co.
           7.375%, due 11/01/29                          505,003
  165,000  Eastman Chemical Co.
           6.375%, due 01/15/04                          170,227
                                                         675,230

           Communication Services - 2.45%
  500,000  Sprint Capital Corp.
           7.125%, due 01/30/06                          528,315
  250,000  Sprint Capital Corp.
           6.000%, due 01/15/07                          249,950
  250,000  Verizon Global Funding Corp.
           7.750%, due 12/01/30                          282,042
  400,000  WorldCom, Inc.
           8.250%, due 05/15/31                          409,583
                                                       1,469,890

           Consumer Staples - 0.44%
$250,000   Kellogg Co.
           6.000%, due 04/01/06                   $      262,127

           Energy - 11.43%
  400,000  Allegheny Energy, Inc.
           7.750%, due 08/01/05                          432,783
  500,000  American Electric Power, Inc.
           6.125%, due 05/15/06                          514,940
  250,000  Coastal Corp.
           7.500%, due 08/15/06                          268,261
  600,000  Conoco, Inc.
           5.900%, due 04/15/04                          624,842
  500,000  DTE Energy Co.
           6.450%, due 06/01/06                          528,717
  500,000  Energy East Corp.
           8.050%, due 11/15/10                          552,709
  250,000  ENSERCH Corp.
           6.375%, due 02/01/04                          262,199
  500,000  Kinder Morgan, Inc.
           6.650%, due 03/01/05                          527,129
  750,000  Niagara Mohawk Power Co.
           7.750%, due 05/15/06                          830,163
  400,000  Phillips Petroleum Co.
           8.500%, due 05/25/05                          451,383
  250,000  Progress Energy Inc.
           7.750%, due 03/01/31                          277,961
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08                          466,147
  450,000  Ultramar Diamond Shamrock Corp.
           8.000%, due 03/15/05                          492,141
  600,000  Virginia Electric & Power Co., Series A
           5.750%, due 03/31/06                          624,110
                                                       6,853,485

           Finance - 11.67%
  400,000  ACE INA Holdings, Inc.
           8.300%, due 08/15/06                          436,304
  500,000  Bank One Corp.
           6.000%, due 08/01/08                          514,141
  600,000  BankAmerica Corp.
           8.500%, due 01/15/07                          684,881
  500,000  Barclays Bank PLC (B)(C)(D)
           8.550%, due 09/29/49                          585,816
  300,000  First Bank National Association
           7.550%, due 06/15/04                          327,779
  550,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                          591,815
  500,000  Goldman Sachs Group, Inc.
           7.350%, due 10/01/09                          542,952
  250,000  Household Finance Corp.
           6.500%, due 11/15/08                          263,431
  500,000  Merrill Lynch & Co., Inc.
           6.000%, due 02/17/09                          512,367
  500,000  Morgan Stanley Dean Witter & Co.
           6.100%, due 04/15/06                          525,271
  300,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                          350,088
  300,000  Wachovia Corp.
           4.950%, due 11/01/06                          301,110

$ 400,000  Wachovia Corp.
           6.150%, due 03/15/09                   $      410,222
  500,000  Washington Mutual Finance
           6.250%, due 05/15/06                          527,732
  400,000  Wells Fargo Financial, Inc.
           5.875%, due 08/15/08                          417,742
                                                       6,991,651

           Healthcare - 0.88%
  500,000  American Home Products Corp.
           6.250%, due 03/15/06                          530,313

           Industrials - 2.86%
  250,000  Caterpillar Financial Services Corp.
           7.590%, due 12/10/03                          269,874
  500,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                          526,601
  600,000  General Motors Acceptance Corp.
           6.875%, due 09/15/11                          590,262
  300,000  International Paper Co.
           8.125%, due 07/08/05                          329,921
                                                       1,716,658

           REITS - 1.12%
  150,000  Host Marriott Corp., Series B
           7.875%, due 08/01/08                          129,375
  500,000  Spieker Properties LP
           7.650%, due 12/15/10                          538,305
                                                         667,680

           Retail - 1.18%
  250,000  Delhaize America, Inc. (C)
           7.375%, due 04/15/06                          272,841
  395,000  Safeway, Inc.
           7.000%, due 09/15/07                          434,825
                                                         707,666

           Technology - 0.46%
  250,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                          274,708

           Telecommunications - 1.82%
  400,000  AOL Time Warner, Inc.
           6.125%, due 04/15/06                          417,039
  250,000  Comcast Cable Communications
           8.375%, due 05/01/07                          283,716
  350,000  TCI Communciations, Inc.
           8.650%, due 09/15/04                          389,944
                                                       1,090,699

           Transportation - 1.13%
  250,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                          263,192
  400,000  Norfolk Southern Corp.
           7.250%, due 02/15/31                          416,811
                                                         680,003

           Total Corporate Notes and Bonds            22,475,260
           ( Cost $21,493,462 )

MORTGAGE BACKED - 25.84%
           Federal Home Loan Mortgage Corp. - 7.57%
$ 500,000  6.500%, due 07/15/09 Series 1870 Class VC $   526,860
  239,554  8.000%, due 06/01/30 Pool # C01005            253,386
1,000,000  6.500%, due 07/15/30 Series 2351 Class PX   1,019,507
  470,983  7.000%, due 03/01/31 Pool # C48133            491,219
  387,902  7.000%, due 03/01/31 Pool # C48580            404,387
1,187,483  6.500%, due 06/01/31 Pool # C54217          1,223,999
  600,000  6.500%, due 12/01/31 TBA                      617,628
                                                       4,536,986

           Federal National Mortgage Association - 9.61%
  523,026  6.100%, due 04/01/11 Pool # 383475            557,562
  578,169  6.000%, due 05/01/16 Pool # 582558            594,357
  982,217  6.000%, due 05/01/21 Pool # 253847          1,004,466
1,600,000  6.000%, due 03/25/27 Series 1998-63
            Class PG                                   1,645,152
  158,179  8.000%, due 05/01/30 Pool # 537433            167,286
  193,915  7.500%, due 06/01/30 Pool # 541215            203,174
  792,941  6.000%, due 07/01/31 Pool # 253888            802,354
  750,000  7.000%, due 12/01/31 TBA                      781,641
                                                       5,755,992

           Government National Mortgage Association - 8.66%
  320,015  8.000%, due 10/20/15 Pool # 002995            337,856
  500,000  7.500%, due 01/20/26 Series 1999-33 Class H   521,195
  916,900  6.500%, due 02/20/29 Pool # 2714              943,840
  312,397  7.500%, due 05/20/30 Pool # 2921              327,449
  271,912  8.000%, due 05/20/30 Pool # 2922              287,042
  161,839  7.500%, due 06/20/30 Pool # 2934              169,637
1,000,000  6.500%, due 08/16/30 Series 2001-10
            Class PD                                   1,030,798
  639,658  7.500%, due 08/20/30 Pool # 002957            670,478
  875,612  6.500%, due 04/20/31 Pool # 003068            901,508
                                                       5,189,803

           Total Mortgage Backed                      15,482,781
           ( Cost $14,953,513 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.80%

           Federal Home Loan Bank - 4.30%
  300,000  4.000%, due 10/18/04                          304,290
  500,000  7.801%, due 02/20/07                          499,380
  750,000  5.490%, due 12/22/08                          791,008
  955,000  5.800%, due 11/07/11                          982,872
                                                       2,577,550

           Federal Home Loan Mortgage Corp. - 3.46%
1,250,000  5.000%, due 05/15/04                        1,308,026
  500,000  4.250%, due 10/03/05                          505,661
  250,000  5.375%, due 08/16/06                          262,079
                                                       2,075,766

           Federal National Mortgage Association - 1.74%
  200,000  3.500%, due 09/15/04                          201,737
  500,000  6.250%, due 07/19/11                          532,073
  300,000  5.500%, due 10/18/11                          307,853
                                                       1,041,663

           Student Loan Marketing Association - 0.87%
$ 500,000  5.000%, due 06/30/04               $          523,479

           U.S. Treasury Bonds - 5.80%
  500,000  11.125%, due 08/15/03                         575,996
  500,000  9.125%, due 05/15/09                          575,098
1,950,000  6.250%, due 05/15/30                        2,324,308
                                                       3,475,402

           U.S. Treasury Notes - 8.63%
1,500,000  5.875%, due 11/15/04                        1,625,508
1,100,000  7.500%, due 02/15/05                        1,251,121
1,100,000  6.250%, due 02/15/07                        1,233,633
1,000,000  5.000%, due 08/15/11                        1,058,086
                                                       5,168,348
           Total U.S. Government and
           Agency Obligations                         14,862,208
           ( Cost $14,247,760 )

COMMERCIAL PAPER (A) - 2.17%

           Finance - 2.17%
  600,000  Ford Motor Credit Co.
           2.800%, due 11/14/01                          599,393
  700,000  General Motors Acceptance Corp.
           2.770%, due 11/14/01                          699,300

           Total Commercial Paper                      1,298,693
           ( Cost $1,298,693 )

INVESTMENT COMPANY - 3.63%
1,811,051  SSgA Prime Money Market Fund$1,811,051
  366,000  State Street Navigator Securities
           Lending Prime Portfolio (F)                   366,000

           Total Investment Company                    2,177,051
           ( Cost $2,177,051 )

TOTAL INVESTMENTS  - 102.00%                          61,129,232
( Cost $58,758,107** )
NET OTHER ASSETS AND LIABILITIES  - (2.00)%          (1,197,338)
TOTAL NET ASSETS  - 100.00%                       $   59,931,894

     **   Aggregate cost for Federal tax purposes.
     (A)  Rate noted represents annualized yield at time of purchase.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 0.98% of total net assets.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $358,356.
     TBA  To Be Announced.

                    BALANCED FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 51.03%

           Basic Materials - 1.64%
   27,000  Dow Chemical Co.                       $      897,750
   30,000  Rohm and Haas Co.                             974,100
   14,000  Willamette Industries, Inc.                   655,900
                                                       2,527,750

           Capital Goods - 5.26%
   20,600  Celestica, Inc. *                             706,992
   30,000  Dover Corp.                                   988,500
   15,000  Emerson Electric Co.                          735,300
   26,000  Honeywell International, Inc.                 768,300
   14,500  Illinois Tool Works, Inc.                     829,400
   54,000  Pall Corp.                                  1,096,200
   24,000  Textron, Inc.                                 759,600
   27,000  Tyco International, Ltd.                    1,326,780
   16,400  United Technologies Corp.                     883,796
                                                       8,094,868

           Communication Services - 3.10%
   18,000  ALLTEL Corp.                                1,028,520
   40,984  AT&T Corp.                                    625,006
   41,022  AT&T Wireless Services, Inc. *                592,358
   34,000  Sprint Corp. (FON Group)                      680,000
   22,020  Verizon Communications                      1,096,816
   30,000  Vodafone Group PLC, ADR                       693,600
    3,000  WorldCom, Inc.                                 40,350
    1,520  WorldCom, Inc. - MCI Group                     18,012
                                                       4,774,662

           Consumer Cyclical - 3.92%
   29,100  Carnival Corp.                                633,798
   63,400  IMS Health, Inc.                            1,354,858
   79,900  Target Corp.                                2,488,885
   39,700  Tiffany & Co.                                 928,583
   12,300  Wal-Mart Stores, Inc.                         632,220
                                                       6,038,344

           Consumer Staples - 5.95%
   37,300  Cox Communications, Inc., Class A *         1,428,590
   43,800  CVS Corp.                                   1,046,820
   17,300  General Mills, Inc.                           794,416
   26,400  Kimberly-Clark Corp.                        1,465,464
   66,200  McDonald's Corp.                            1,725,834
   21,900  Safeway, Inc. *                               912,135
   46,300  Sara Lee Corp.                              1,032,027
   40,100  Walt Disney Co.                               745,459
                                                       9,150,745

           Energy - 3.76%
   18,964  BP PLC, ADR                                   916,720
   31,500  ExxonMobil Corp.                            1,242,675
   12,500  Kerr-McGee Corp.                              720,000
   20,800  Schlumberger, Ltd.                          1,007,136
    5,616  Transocean Sedco Forex, Inc.                  169,322
   26,200  Unocal Corp.                                  843,640
   32,000  USX-Marathon Group                            882,880
                                                       5,782,373

           Finance - 8.83%
   51,000  Allstate Corp.                         $    1,600,380
   22,796  Bank of America Corp.                       1,344,736
   29,290  Bank One Corp.                                972,135
   12,000  Chubb Corp.                                   819,600
   55,000  Citigroup, Inc.                             2,503,600
   23,000  Countrywide Credit Industries, Inc.           918,390
   28,700  FleetBoston Financial Corp.                   943,082
   17,000  Household International, Inc.                 889,100
   23,050  MBIA, Inc.                                  1,061,683
   26,000  Morgan Stanley Dean Witter & Co.            1,271,920
   32,000  Wells Fargo & Co.                           1,264,000
                                                      13,588,626

           Healthcare - 7.52%
   28,600  American Home Products Corp.                1,596,738
   32,300  Applera Corp. - Applied Biosytems Group       942,514
   29,900  Baxter International, Inc.                  1,446,263
   41,600  Bristol-Myers Squibb Co.                    2,223,520
   16,300  Genzyme Corp. *                               879,385
   24,000  GlaxoSmithKline PLC, ADR                    1,279,200
   15,200  MedImmune, Inc. *                             596,448
   44,802  Pharmacia Corp.                             1,815,377
   34,200  QLT, Inc. *                                   784,548
                                                      11,563,993

           Technology - 8.35%
   26,000  3Com Corporation                              107,640
   87,800  ADC Telecommunications, Inc. *                399,490
   14,540  Agilent Technologies, Inc. *                  323,806
   13,200  Applied Materials, Inc. *                     450,252
   27,700  Computer Sciences Corp. *                     994,707
   27,200  Conexant Systems, Inc. *                      276,080
   37,800  EMC Corp.                                     465,696
   59,300  Gateway, Inc. *                               335,045
   36,500  Hewlett-Packard Co.                           614,295
   20,700  International Business Machines Corp.       2,237,049
   69,600  Keane, Inc. *                                 985,536
   42,738  Koninklijke (Royal) Philips
           Electronics N.V., ADR                         963,742
   28,600  Micron Technology, Inc. *                     650,936
   71,000  Motorola, Inc.                              1,162,270
   47,423  Palm, Inc. *                                  116,661
   40,600  PeopleSoft, Inc. *                          1,208,662
   41,500  Texas Instruments, Inc.                     1,161,585
   14,196  VERITAS Software Corp. *                      402,882
                                                      12,856,334

           Transportation - 0.66%
    5,000  Delta Air Lines, Inc.                         114,300
   22,000  FedEx Corp. *                                 903,760
                                                       1,018,060

           Utilities - 2.04%
   37,000  Duke Energy Corp.                           1,421,170
   15,000  El Paso Corp.                                 735,900
   34,000  Williams Cos., Inc.                           981,580
                                                       3,138,650

           Total Common Stocks                        78,534,405
           ( Cost $89,814,865 )

ASSET BACKED - 1.90%
           Mortgage Related - 1.90%
$ 850,000  ABSC Long Beach Home Equity Trust
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $      931,946
  900,000  Conseco Finance Securitizations Corp.
           Series 2001-1, Class M1
           7.535%, due 07/01/32                          950,638
1,000,000  Green Tree Home Equity Loan Trust
           Series 1999-A, Class B1
           8.970%, due 11/15/27                        1,042,663

           Total Asset Backed                          2,925,247
           ( Cost $2,802,808 )

COMMERCIAL MORTGAGE BACKED - 2.11%

           Mortgage Related - 2.11%
  900,000  Banc America Large Loan, Inc.
           Series 2001, Class A2 (C)
           6.490%, due 12/13/16                          951,961
  500,000  Chase Commercial Mortgage Securities Corp.,
           Series 2000-1, Class A2
           7.757%, due 04/15/32                          565,369
1,000,000  First Union National Bank of America
           Series 2001-C1, Class E
           6.624%, due 01/15/11                        1,041,892
  643,859  Morgan Stanley Capital I Inc.
           Series 1999-CAM1, Class A2
           6.760%, due 11/15/08                          690,755

           Total Commercial Mortgage Backed            3,249,977
           ( Cost $3,061,436 )

CORPORATE NOTES AND BONDS - 17.75%

           Capital Goods - 0.36%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                          555,150

           Chemicals - 0.37%
  500,000  Dow Chemical Co.
           7.375%, due 11/01/29                          561,115

           Communication Services - 1.10%
  500,000  Sprint Capital Corp.
           7.125%, due 01/30/06                          528,315
  250,000  Sprint Capital Corp.
           6.000%, due 01/15/07                          249,950
  350,000  Verizon Global Funding Corp. (C)
           7.750%, due 12/01/30                          394,859
  500,000  WorldCom, Inc.
           8.250%, due 05/15/31                          511,978
                                                       1,685,102

           Consumer Staples - 0.24%
  350,000  Kellogg Co.
           6.000%, due 04/01/06                          366,977

           Energy - 5.22%
$400,000   Allegheny Energy, Inc.
           7.750%, due 08/01/05                   $      432,783
  500,000  American Electric Power, Inc.
           6.125%, due 05/15/06                          514,940
  500,000  Chevron Corp.
           6.625%, due 10/01/04                          539,906
  500,000  Coastal Corp.
           7.500%, due 08/15/06                          536,522
  600,000  Conoco, Inc.
           5.900%, due 04/15/04                          624,842
  500,000  DTE Energy Co.
           6.450%, due 06/01/06                          528,717
  500,000  Energy East Corp.
           8.050%, due 11/15/10                          552,709
  650,000  Kinder Morgan, Inc.
           6.650%, due 03/01/05                          685,268
  750,000  Niagara Mohawk Power Co.
           7.750%, due 05/15/06                          830,163
  500,000  Phillips Petroleum Co.
           8.500%, due 05/25/05                          564,229
  350,000  Progress Energy Inc.
           7.750%, due 03/01/31                          389,145
  450,000  Texaco Capital, Inc.
           5.700%, due 12/01/08                          466,147
  450,000  Ultramar Diamond Shamrock Corp.
           8.000%, due 03/15/05                          492,141
  350,000  Virginia Electric & Power Co., Series A
           5.750%, due 03/31/06                          364,064
  500,000  YPF Sociedad Anonima (D)
           8.000%, due 02/15/04                          510,697
                                                       8,032,273

           Finance - 5.58%
  500,000  ACE INA Holdings, Inc.
           8.300%, due 08/15/06                          545,379
  500,000  Bank One Corp.
           6.000%, due 08/01/08                          514,141
  250,000  BankAmerica Corp.
           8.500%, due 01/15/07                          285,367
  500,000  Barclays Bank PLC (B)(C)(D)
           8.550%, due 09/29/49                          585,816
  500,000  Bear Stearns Co., Inc.
           6.500%, due 05/01/06                          526,687
  500,000  First Bank National Association
           7.550%, due 06/15/04                          546,299
  350,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                          376,610
  500,000  Goldman Sachs Group, Inc.
           7.350%, due 10/01/09                          542,952
  350,000  Household Finance Corp.
           6.500%, due 11/15/08                          368,803
  500,000  J.P. Morgan Chase & Co.
           7.125%, due 06/15/09                          545,176
  500,000  Merrill Lynch & Co., Inc.
           6.000%, due 02/17/09                          512,367
  500,000  Morgan Stanley Dean Witter & Co.,
           6.100%, due 04/15/06                          525,271
  355,000  Royal & Sun Alliance Insurance Group PLC (C)(D)
           8.950%, due 10/15/29                          370,771
  500,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                          583,480

$200,000   Wachovia Corp.
           4.950%, due 11/01/06                   $      200,740
  500,000  Wachovia Corp.
           6.150%, due 03/15/09                          512,778
  500,000  Washington Mutual Finance
           6.250%, due 05/15/06                          527,731
  500,000  Wells Fargo Financial, Inc.
           5.875%, due 08/15/08                          522,178
                                                       8,592,546

           Healthcare - 0.34%
  500,000  American Home Products Corp.
           6.250%, due 03/15/06                          530,313

           Industrials - 1.16%
  350,000  Caterpillar Financial Services Corp.
           7.590%, due 12/10/03                          377,824
  350,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                          368,621
  500,000  General Motors Acceptance Corp.
           6.875%, due 09/15/11                          491,885
  500,000  International Paper Co.
           8.125%, due 07/08/05                          549,868
                                                       1,788,198

           REITS - 0.36%
  500,000  EOP Operating LP
           8.100%, due 08/01/10                          558,144

           Retail - 0.86%
  500,000  Delhaize America, Inc. (C)
           7.375%, due 04/15/06                          545,681
  300,000  Kroger Co.
           7.800%, due 08/15/07                          337,809
  400,000  Safeway, Inc.
           7.000%, due 09/15/07                          440,330
                                                       1,323,820

           Technology - 0.25%
  350,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                          384,592

           Telecommunications - 1.33%
  500,000  AOL Time Warner, Inc.
           6.125%, due 04/15/06                          521,299
  350,000  Comcast Cable Communications
           8.375%, due 05/01/07                          397,202
  500,000  TCI Communciations, Inc.
           8.650%, due 09/15/04                          557,062
  537,000  Telephone & Data Systems, Inc.
           7.000%, due 08/01/06                          566,340
                                                       2,041,903

           Transportation - 0.58%
  350,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                          368,469
  500,000  Norfolk Southern Corp.
           7.250%, due 02/15/31                          521,014
                                                         889,483

           Total Corporate Notes and Bonds            27,309,616
           ( Cost $25,873,459 )

MORTGAGE BACKED - 14.24%
           Federal Home Loan Mortgage Corp. - 4.10%
$ 610,262  7.500%, due 08/15/21 Series 2248 Class D $    638,673
  443,175  8.000%, due 06/01/30 Pool # C01005            468,764
1,300,000  6.500%, due 07/15/30 Series 2351 Class PX   1,325,358
1,070,889  7.000%, due 03/01/31 Pool # C48131          1,116,401
1,781,225  6.500%, due 06/01/31 Pool # C54217          1,835,998
  900,000  6.500%, due 12/01/31 TBA                      926,442
                                                       6,311,636

           Federal National Mortgage Association - 5.38%
  836,842  6.100%, due 04/01/11 Pool # 383475            892,099
  484,822  6.500%, due 09/01/15 Pool # 547618            500,495
  867,253  6.000%, due 05/01/16 Pool # 582558            891,536
1,375,104  6.000%, due 05/01/21 Pool # 253847          1,406,253
1,400,000  6.000%, due 03/25/27 Series 1998-63
           Class PG                                    1,439,508
  405,836  8.000%, due 09/01/29 Pool # 519049            429,676
  452,467  7.500%, due 06/01/30 Pool # 541215            474,072
  991,177  6.000%, due 07/01/31 Pool # 253888          1,002,942
1,200,000  7.000%, due 12/01/31 TBA                    1,250,625
                                                       8,287,206

           Government National Mortgage Association - 4.76%
  209,318  8.000%, due 10/20/15 Pool # 002995            220,988
1,283,660  6.500%, due 02/20/29 Pool # 2714            1,321,376
  624,794  7.500%, due 05/20/30 Pool # 2921              654,898
  271,912  8.000%, due 05/20/30 Pool # 2922              287,042
  161,839  7.500%, due 06/20/30 Pool # 2934              169,637
1,800,000  6.500%, due 08/16/30 Series 2001-10 Class PD1,855,437
  639,658  7.500%, due 08/20/30 Pool # 002957            670,479
  616,072  7.500%, due 09/20/30 Pool # 002972            645,756
1,459,353  6.500%, due 04/20/31 Pool # 003068          1,502,513
                                                       7,328,126

           Total Mortgage Backed                      21,926,968
           ( Cost $21,159,476 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.00%

           Federal Home Loan Bank - 1.71%
  250,000  7.801%, due 02/20/07                          249,690
  750,000  5.490%, due 12/22/08                          791,008
1,000,000  6.300%, due 06/21/11                        1,072,575
  500,000  5.800%, due 11/07/11                          514,593
                                                       2,627,866

           Federal Home Loan Mortgage Corp. - 1.84%
2,350,000  5.000%, due 05/15/04                        2,459,089
  350,000  5.375%, due 08/16/06                          366,911
                                                       2,826,000

           Federal National Mortgage Association - 0.68%
  200,000  3.500%, due 09/15/04                          201,737
  500,000  6.250%, due 07/19/11                          532,073
  300,000  5.500%, due 10/18/11                          307,853
                                                       1,041,663

           Student Loan Marketing Association - 0.34%
  500,000  5.000%, due 06/30/04                          523,479

           U.S. Treasury Bonds - 2.43%
$1,500,000 11.125%, due 08/15/03              $        1,727,988
  500,000  9.125%, due 05/15/09                          575,097
1,200,000  6.250%, due 05/15/30                        1,430,344
                                                       3,733,429

           U.S. Treasury Notes - 4.00%
1,200,000  7.500%, due 02/15/05                        1,364,860
1,500,000  5.750%, due 11/15/05                        1,632,657
3,000,000  5.000%, due 02/15/11                        3,166,407
                                                       6,163,924

           Total U.S. Government and
           Agency Obligations                         16,916,361
           ( Cost $16,021,759 )

COMMERCIAL PAPER (A) - 1.37%

           Finance - 1.37%
  900,000  Ford Motor Credit Co.
           2.800%, due 11/14/01                          899,090
1,205,000  General Motors Acceptance Corp.
           2.770%, due 11/14/01                        1,203,794

           Total Commercial Paper                      2,102,884
           ( Cost $2,102,884 )

INVESTMENT COMPANY - 17.91%
4,145,375  SSgA Prime Money Market Fund         $      4,145,375
23,422,528 State Street Navigator Securities
           Lending Prime Portfolio (F)                23,422,528

           Total Investment Company                   27,567,903
           ( Cost $27,567,903 )

TOTAL INVESTMENTS  - 117.31%                         180,533,361
( Cost $188,404,590** )
NET OTHER ASSETS AND LIABILITIES  - (17.31)%        (26,642,524)
TOTAL NET ASSETS  - 100.00%                       $  153,890,837

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $188,579,483.
     (A)  Rate noted represents annualized yield at time of purchase.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 0.95% of total netassets.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $22,625,623.
     ADR  American Depository Receipt.
     TBA  To Be Announced.

                   HIGH INCOME FUND - Portfolio of Investments

                                                       Value
Par Value                                             (Note 2)

COMMERCIAL MORTGAGE BACKED - 0.48%

           Mortgage Related - 0.48%
$ 180,000  Commercial Mortgage Acceptance Corp.,
           Series 1998 C2 Class F
           5.440%, due 05/15/13                   $      128,555

           Total Commercial Mortgage Backed              128,555
           ( Cost $123,962 )

CORPORATE NOTES AND BONDS - 85.51%

           Aerospace/Defense - 0.50%
  125,000  Alliant Techsystems, Inc.
           8.500%, due 05/15/11                          131,250

           Basic Materials - 3.29%
   90,000  Buckeye Technologies, Inc.
           9.250%, due 09/15/08                           84,600
  150,000  Buckeye Technologies, Inc.
           8.000%, due 10/15/10                          132,750
  135,000  Dresser, Inc. (C)
           9.375%, due 04/15/11                          139,725
   50,000  FiberMark, Inc., Series B
           9.375%, due 10/15/06                           42,000
   70,000  FiberMark, Inc.
           10.750%, due 04/15/11                          63,000
   85,000  Grant Prideco, Inc.
           9.625%, due 12/01/07                           82,025
   75,000  Hayes Lemmerz International, Inc. (C)
           11.875%, due 06/15/06                          29,625
  215,000  Huntsman ICI Chemicals LLC
           10.125%, due 07/01/09                         175,225
   65,000  Sovereign Specialty Chemicals, Inc.
           11.875%, due 03/15/10                          54,275
   95,000  U.S. Timberlands Klam/Fin
           9.625%, due 11/15/07                           52,250
                                                         855,475

           Building and Construction - 4.47%
  100,000  American Standard, Inc.
           7.125%, due 02/15/03                          102,500
  255,000  American Standard, Inc.
           7.375%, due 02/01/08                          257,550
   25,000  American Standard, Inc.
           7.625%, due 02/15/10                           25,625
  105,000  Atrium Cos., Inc., Series B
           10.500%, due 05/01/09                          86,100
   50,000  Building Materials Corp., Series B
           7.750%, due 07/15/05                           39,500
  130,000  Building Materials Corp., Series B
           8.625%, due 12/15/06                          101,400
   50,000  Building Materials Corp., Series B
           8.000%, due 10/15/07                           37,500
   75,000  D. R. Horton, Inc.
           9.750%, due 09/15/10                           75,187
   70,000  D. R. Horton, Inc.
           9.375%, due 03/15/11                           68,600
   85,000  Formica Corp., Series B
           10.875%, due 03/01/09                          29,750
   25,000  Meritage Corp.
           9.750%, due 06/01/11                           24,500

$ 180,000  MMI Products, Inc., Series B
           11.250%, due 04/15/07                  $      158,400
  120,000  Nortek, Inc., Series B
           9.250%, due 03/15/07                          116,400
   40,000  Nortek, Inc., Series B
           8.875%, due 08/01/08                           38,400
                                                       1,161,412

           Chemicals and Drugs - 1.60%
  140,000  Acetex Corp. (C)(D)
           10.875%, due 08/01/09                         129,500
   45,000  Avecia Group PLC (D)
           11.000%, due 07/01/09                          42,750
   95,000  Lyondell Chemical Co., Series A
           9.625%, due 05/01/07                           91,200
   15,000  Lyondell Chemical Co., Series B
           9.875%, due 05/01/07                           14,400
   10,000  Lyondell Chemical Co.
           10.875%, due 05/01/09                           8,450
   65,000  MacDermid, Inc.
           9.125%, due 07/15/11                           64,025
   50,000  Noveon, Inc., Series B
           11.000%, due 02/28/11                          49,875
    5,000  Sterling Chemicals, Inc., Series B
           12.375%, due 07/15/06                           4,075
   90,000  Sterling Chemicals, Inc., Series A (E)
           11.250%, due 04/01/07                          10,800
                                                         415,075

           Communication - 8.83%
  215,000  Alamosa PCS Holdings Inc. (B)
           12.875%, due 02/15/10                         121,475
  150,000  Allegiance Telecom, Inc., Series B (B)
           11.750%, due 02/15/08                          60,750
   20,000  Allegiance Telecom, Inc.
           12.875%, due 05/15/08                          13,300
  175,000  American Cellular Corp.
           9.500%, due 10/15/09                          175,875
   75,000  American Tower Corp.
           9.375%, due 02/01/09                           60,937
  130,000  Centennial Cellular Operating Co.
           10.750%, due 12/15/08                         112,450
  260,000  Charter Communications Holdings LLC (B)
           9.920%, due 04/01/04                          183,300
  240,000  Charter Communications Holdings LLC
           8.250%, due 04/01/07                          229,200
   25,000  Citizens Communications Co.
           9.250%, due 05/15/11                           28,025
  135,000  Dolphin Telecom PLC (B)(D)(E)
           11.500%, due 06/01/08                           1,350
   25,000  Dolphin Telecom PLC, Series B (B)(D)(E)
           14.000%, due 05/15/09                             250
  165,000  Emmis Communications Corp.
           12.500%, due 03/15/06                          92,400
   15,000  Esprit Telecom Group PLC (D)(E)
           10.875%, due 06/15/08                              38
   55,000  Exodus Communications, Inc. (E)
           11.250%, due 07/01/08                          11,962
   45,000  Exodus Communications, Inc. (E)
           10.750%, due 12/15/09                           9,788

$  55,000  Exodus Communications, Inc. (E)
           11.625%, due 07/15/10                  $       11,963
   55,000  FairPoint Communications, Inc., Series B
           9.500%, due 05/01/08                           38,500
   15,000  Hermes Europe Railtel B.V. (D)(E)
           10.375%, due 01/15/09                           1,350
   45,000  ICG Holdings, Inc. (B)(E)
           12.500%, due 05/01/06                           3,600
   95,000  ITC DeltaCom, Inc.
           9.750%, due 11/15/08                           34,200
   10,000  Lenfest Communications, Inc.
           8.375%, due 11/01/05                           11,061
   35,000  Lenfest Communications, Inc.
           10.500%, due 06/15/06                          41,540
   50,000  Lenfest Communications, Inc.
           8.250%, due 02/15/08                           54,370
   50,000  Millicom International Cellular S.A. (B)(D)
           13.500%, due 12/01/01                          30,500
   15,000  NEON Communications, Inc.
           12.750%, due 08/15/08                           3,750
  100,000  Nextel Communications, Inc. (B)
           9.750%, due 10/31/02                           62,000
  265,000  Nextel Communications, Inc. (B)
           9.950%, due 02/15/03                          157,675
  135,000  Nextel Communications, Inc.
           9.500%, due 02/01/11                           92,812
  120,000  Nextel International, Inc.
           13.000%, due 04/01/02                           7,800
   45,000  Nextel International, Inc. (B)
           12.128%, due 04/15/03                           1,350
   25,000  NEXTLINK Communications, Inc.
           9.625%, due 10/01/07                            4,250
  120,000  NEXTLINK Communications, Inc.
           10.750%, due 06/01/09                          24,000
   90,000  Rural Cellular Corp., Series B
           9.625%, due 05/15/08                           90,900
  125,000  Spanish Broadcasting Systems, Inc.
           9.625%, due 11/01/09                          117,812
  175,000  Telewest Communications PLC (B)(D)
           9.250%, due 04/15/04                           75,250
   75,000  Telewest Communications PLC (B)(D)
           11.375%, due 02/01/05                          31,500
   55,000  Telewest Communications PLC (D)
           9.625%, due 10/01/06                           41,250
   40,000  Telewest Communications PLC (D)
           11.000%, due 10/01/07                          31,200
   30,000  Telewest Communications PLC (D)
           9.875%, due 02/01/10                           22,650
   70,000  Triton PCS Holdings, Inc. (B)
           11.000%, due 05/01/03                          63,700
   55,000  United Pan-Europe Communications N.V.,
           Series B (B)(D)
           13.750%, due 02/01/05                           4,469
  130,000  UnitedGlobalCom, Inc., Series B (B)
           10.750%, due 02/15/03                          20,800
   25,000  Viatel, Inc. (B)(E)
           12.500%, due 04/15/08                              63

$110,000   Western Wireless Corp.
           10.500%, due 02/01/07                  $      113,300
                                                       2,294,715
           Consumer Cyclical - 1.72%
  135,000  Dura Operating Corp., Series D
           9.000%, due 05/01/09                          114,750
  100,000  Lear Corp., Series B
           8.110%, due 05/15/09                          101,284
  170,000  United Stationers Supply Co.
           8.375%, due 04/15/08                          166,387
  140,000  WestPoint Stevens, Inc.
           7.875%, due 06/15/05                           46,200
   60,000  WestPoint Stevens, Inc.
           7.875%, due 06/15/08                           18,600
                                                         447,221

           Consumer Services - 0.97%
   40,000  Eldorado Resorts LLC
           10.500%, due 08/15/06                          37,600
   65,000  Iron Mountain, Inc.
           8.750%, due 09/30/09                           67,600
   85,000  Iron Mountian, Inc.
           8.625%, due 04/01/13                           88,825
   60,000  Prime Hospitality Corp., Series B
           9.750%, due 04/01/07                           59,400
                                                         253,425

           Consumer Staples - 3.24%
   155,000 7-Eleven, Inc.
           5.000%, due 12/15/03                          145,700
   25,000  Fage Dairy Industries S.A. (D)
           9.000%, due 02/01/07                           23,750
   90,000  Finlay Enterprises, Inc.
           9.000%, due 05/01/08                           76,500
  120,000  Michael Foods, Inc., Series B
           11.750%, due 04/01/11                         127,200
   75,000  Remington Products Co. LLC, Series B
           11.000%, due 05/15/06                          62,625
  200,000  Samsonite Corp.
           10.750%, due 06/15/08                         137,000
  150,000  Sealy Mattress Co. (C)
           9.875%, due 12/15/07                          138,750
  150,000  Simmons Co., Series B
           10.250%, due 03/15/09                         129,937
                                                         841,462

           Containers/Packaging - 3.30%
  155,000  Ball Corp.
           8.250%, due 08/01/08                          161,975
  100,000  Consolidated Container Co. LLC
           10.125%, due 07/15/09                          93,000
   65,000  Gaylord Container Corp., Series B
           9.375%, due 06/15/07                           52,650
   70,000  Gaylord Container Corp., Series B
           9.750%, due 06/15/07                           56,700
  220,000  Plastipak Holdings (C)
           10.750%, due 09/01/11                         230,175
  255,000  Riverwood International Corp.
           10.250%, due 04/01/06                         263,925
                                                         858,425

           Defense Electronics - 0.51%
$ 125,000  L-3 Communications Corp., Series B
           10.375%, due 05/01/07                  $      133,438

           Durable Goods - 0.15%
   50,000  International Knife & Saw, Inc. (E)
           11.375%, due 11/15/06                           1,875
   35,000  Motors and Gears, Inc., Series D
           10.750%, due 11/15/06                          30,100
   20,000  Oxford Automotive, Inc., Series D
           10.125%, due 06/15/07                           6,000
                                                          37,975

           Energy - 5.81%
  105,000  AES Corp.
           8.875%, due 02/15/11                           95,288
  160,000  Belden & Blake Corp., Series B
           9.875%, due 06/15/07                          126,400
  160,000  Chesapeake Energy Corp.
           8.125%, due 04/01/11                          156,000
   75,000  Clark R&M, Inc.
           8.625%, due 08/15/08                           64,500
  105,000  CMS Energy Corp.
           8.500%, due 04/15/11                          107,664
   45,000  Continental Resources, Inc.
           10.250%, due 08/01/08                          39,094
   45,000  Forest Oil Corp.
           10.500%, due 01/15/06                          47,025
  210,000  HS Resources, Inc.
           9.250%, due 11/15/06                          219,450
   70,000  HS Resources, Inc.
           9.250%, due 11/15/06                           73,150
  115,000  Mission Resources Corp. (C)
           10.875%, due 04/01/07                         106,950
   63,000  P&L Coal Holdings Corp., Series B
           8.875%, due 05/15/08                           67,410
  161,000  P&L Coal Holdings Corp., Series B
           9.625%, due 05/15/08                          171,465
   60,000  Pioneer Natural Resources Co.
           9.625%, due 04/01/10                           67,608
   80,000  SESI LLC
           8.875%, due 05/15/11                           75,600
   20,000  Triton Energy Ltd.
           8.875%, due 10/01/07                           21,900
   70,000  Westport Resources Corp.
           8.250%, due 11/01/11                           70,000
                                                       1,509,504

           Finance - 2.48%
   30,000  DTI Holdings, Inc., Series B (B)
           12.250%, due 03/01/03                           2,100
   10,000  Global Crossings Holdings, Ltd. (D)
           9.625%, due 05/15/08                            1,700
   55,000  Global Crossings Holdings, Ltd. (D)
           9.500%, due 11/15/09                            9,075
  195,000  Ono Finance PLC (D)
           13.000%, due 05/01/09                         136,500

$     150  Ono Finance PLC, Series A (C)(D)
           0.000%, due 05/31/09                   $        3,000
   45,000  Ono Finance PLC (D)
           14.000%, due 02/15/11                          32,400
  170,000  Silgan Holdings, Inc.
           9.000%, due 06/01/09                          171,700
  160,000  Thermadyne Holdings Corp. (B)(E)
           12.500%, due 06/01/03                           1,600
   80,000  Thermadyne Manufacturing LLC / Capital Corp.
           9.875%, due 06/01/08                           28,700
  145,000  Willis Corroon Corp.
           9.000%, due 02/01/09                          150,800
  100,000  Yell Finance BV (D)
           10.750%, due 08/01/11                         106,000
                                                         643,575
           Healthcare Services - 5.24%
   25,000  Alaris Medical Systems Inc. (C)
           11.625%, due 12/01/06                          26,438
   85,000  Alliance Imaging, Inc.
           10.375%, due 04/15/11                          90,525
  125,000  Beverly Enterprises Inc.
           9.625%, due 04/15/09                          131,875
  235,000  HCA-Healthcare Co.
           7.875%, due 02/01/11                          252,625
  235,000  HEALTHSOUTH Corp. (C)
           8.375%, due 10/01/11                          250,275
   35,000  InSight Health Services Corp. (C)
           9.875%, due 11/01/11                           36,225
   30,000  Prime Medical Services, Inc.
           8.750%, due 04/01/08                           26,850
  265,000  Tenet Healthcare Corp.
           8.000%, due 01/15/05                          305,081
  225,000  Triad Hospitals, Inc., Series B
           8.750%, due 05/01/09                          241,875
                                                       1,361,769

           Industrials - 3.05%
   35,000  Actuant Corp.
           13.000%, due 05/01/09                          36,750
  110,000  Blount, Inc.
           7.000%, due 06/15/05                           83,600
   15,000  Blount, Inc.
           13.000%, due 08/01/09                           7,950
  195,000  General Binding Corp.
           9.375%, due 06/01/08                          139,913
   95,000  Manitowoc Co., Inc.
           10.375%, due 05/15/11                          82,457
  270,000  Moog, Inc., Series B
           10.000%, due 05/01/06                         275,400
   20,000  Navistar International Corp., Series B
           9.375%, due 06/01/06                           19,800
   75,000  Numatics, Inc., Series B
           9.625%, due 04/01/08                           33,750
  100,000  Ocean Rig ASA (D)
           10.250%, due 06/01/08                          82,000
   70,000  Synthetic Industries, Inc.
           17.000%, due 06/14/08                          31,500
                                                         793,120

           Machinery - 1.73%
$ 150,000  AGCO Corp. (C)
           9.500%, due 05/01/08                   $      154,500
  120,000  Columbus McKinnon Corp.
           8.500%, due 04/01/08                          105,600
   75,000  Terex Corp.
           8.875%, due 04/01/08                           71,250
  115,000  Terex Corp.
           10.375%, due 04/01/11                         118,450
                                                         449,800

           Media - 6.49%
  105,000  Acme Television LLC, Series B (B)
           10.875%, due 03/28/02                          96,600
   50,000  Allbritton Communications Co., Series B
           9.750%, due 11/30/07                           52,000
  155,000  AMFM, Inc.
           8.000%, due 11/01/08                          163,719
  215,000  Callahan Nordrhein Westfallen (D)
           14.000%, due 07/15/10                         141,900
   20,000  Canwest Media, Inc. (C)(D)
           10.625%, due 05/15/11                          21,000
  150,000  Echostar Broadband Corp.
           10.375%, due 10/01/07                         156,750
  155,000  Ekabel Hessen (D)
           14.500%, due 09/01/10                          83,700
   65,000  LIN Television Corp. (C)
           8.000%, due 01/15/08                           64,350
  130,000  MediaCom Broadband LLC Corp.
           11.000%, due 07/15/13                         137,800
   90,000  MediaCom Capital Co. LLC
           9.500%, due 01/15/13                           91,800
  180,000  Paxson Communications Corp (C)
           10.750%, due 07/15/08                         180,450
  140,000  PRIMEDIA, Inc. (C)
           8.875%, due 05/15/11                          113,400
   95,000  Quebecor Media, Inc.
           11.125%, due 07/15/11                          99,275
   80,000  Radio One, Inc. (C)
           8.875%, due 07/01/11                           83,400
  200,000  Transwestern Publishing Co. (C)
           9.625%, due 11/15/07                          201,250
                                                       1,687,394

           Metals and Mining - 2.61%
  150,000  AK Steel Corp.
           9.125%, due 12/15/06                          149,250
   85,000  Century Aluminum Co. (C)
           11.750%, due 04/15/08                          83,406
   85,000  Commonwealth Industries, Inc.
           10.750%, due 10/01/06                          79,900
   60,000  Doe Run Resources Corp., Series B
           11.250%, due 03/15/05                          19,500
  130,000  Earle M. Jorgensen Co., Series B
           9.500%, due 04/01/05                          117,650
   75,000  Kaiser Aluminum & Chemical Corp.
           9.875%, due 02/15/02                           69,750
   70,000  Luscar Coal Ltd. (C)(D)
           9.750%, due 10/15/11                           72,625

$  65,000  Metal Management, Inc., (E)
           10.000%, due 05/15/08                  $        3,900
   50,000  Russel Metals, Inc. (D)
           10.000%, due 06/01/09                          49,000
   55,000  WCI Steel, Inc., Series B
           10.000%, due 12/01/04                          34,100
                                                         679,081

           Printing - 0.73%
  110,000  Hollinger International Publishing, Inc.
           9.250%, due 03/15/07                          102,850
   50,000  World Color Press, Inc.
           8.375%, due 11/15/08                           52,057
   35,000  World Color Press, Inc.
           7.750%, due 02/15/09                           35,277
                                                         190,184

           Recreation - 9.04%
   55,000  Ameristar Casinos, Inc.
           10.750%, due 02/15/09                          57,475
   80,000  Argosy Gaming Co.
           10.750%, due 06/01/09                          88,400
   55,000  Autotote Corp.
           12.500%, due 08/15/10                          57,750
  210,000  Aztar Corp.
           8.875%, due 05/15/07                          212,100
   45,000  Boyd Gaming Corp.
           9.500%, due 07/15/07                           43,031
  105,000  Boyd Gaming Corp. (C)
           9.250%, due 08/01/09                          105,000
  215,000  Coast Hotels and Casinos, Inc.
           9.500%, due 04/01/09                          213,925
   33,000  Felcor Lodging LP (C)
           8.500%, due 06/01/11                           29,535
  165,000  HMH Properties, Inc., Series C
           8.450%, due 12/01/08                          145,200
  125,000  Horseshoe Gaming Holding Corp., Series B
           8.625%, due 05/15/09                          126,406
  145,000  Isle of Capri Casinos, Inc.
           8.750%, due 04/15/09                          131,225
  140,000  Mandalay Resort Group
           9.500%, due 08/01/08                          140,000
  180,000  MGM Mirage, Inc.
           9.750%, due 06/01/07                          179,100
  110,000  MGM Mirage, Inc.
           8.375%, due 02/01/11                          101,750
  300,000  Park Place Entertainment Corp.
           8.875%, due 09/15/08                          297,000
  210,000  Pinnacle Entertainment, Inc., Series B
           9.250%, due 02/15/07                          172,200
   80,000  Station Casinos, Inc.
           8.875%, due 12/01/08                           74,000
  185,000  Station Casinos, Inc.
           9.875%, due 07/01/10                          176,675
                                                       2,350,772

           Retail - 3.60%
$  60,000  Advance Stores Co., Inc. (C)
           10.250%, due 04/15/08                  $       57,900
   75,000  Amerigas Partner Eagle Finance (C)
           8.875%, due 05/20/11                           77,250
   75,000  Duane Reade, Inc.
           9.250%, due 02/15/08                           72,562
   75,000  Finlay Fine Jewelry Corp.
           8.375%, due 05/01/08                           65,438
  175,000  Fleming Companies, Inc.
           10.125%, due 04/01/08                         182,875
  150,000  J Crew Operating Corp.
           10.375%, due 10/15/07                         120,000
   40,000  Jitney-Jungle Stores of America, Inc. (E)
           12.000%, due 03/01/06                             300
   10,000  Jitney-Jungle Stores of America, Inc. (E)
           10.375%, due 09/15/07                               1
  160,000  K-Mart Corp.
           9.375%, due 02/01/06                          142,694
  230,000  Williams Scotsman, Inc.
           9.875%, due 06/01/07                          217,350
                                                         936,370

           Schools - 0.45%
  120,000  KinderCare Learning Centers, Inc., Series B
           9.500%, due 02/15/09                          116,400


           Technology - 2.57%
   30,000  Amkor Technology, Inc.
           9.250%, due 02/15/08                           25,500
   50,000  Applied Extrusion Technologies, Inc. (C)
           10.750%, due 07/01/11                          52,500
   35,000  Argo-Tech Corp.
           8.625%, due 10/01/07                           22,750
   75,000  Completel Europe N.V., Series B (B)(D)
           14.000%, due 02/15/04                           8,250
   80,000  Fisher Scientific International, Inc.
           9.000%, due 02/01/08                           81,200
  105,000  Flextronics International Ltd. (D)
           9.875%, due 07/01/10                          109,200
  155,000  K & F Industries, Inc., Series B
           9.250%, due 10/15/07                          146,475
   85,000  PSINet, Inc. (E)
           11.000%, due 08/01/09                           5,950
  115,000  Unisys Corp.
           8.125%, due 06/01/06                          115,000
  105,000  Unisys Corp.
           7.875%, due 04/01/08                          101,062
                                                         667,887

           Telecommunications - 11.30%
  115,000  360networks, Inc. (D)(E)
           12.000%, due 08/01/09                             288
   90,000  Adelphia Business Solutions, Inc.
           12.000%, due 11/01/07                           1,800
  125,000  Adelphia Communications Corp., Series B
           8.375%, due 02/01/08                          110,625

$ 135,000  Adelphia Communications Corp.
           9.375%, due 11/15/09                   $      121,500
  175,000  AT&T Canada, Inc. (B)(D)
           9.950%, due 06/15/03                           82,826
  135,000  AT&T Wireless Services, Inc. (C)
           7.875%, due 03/01/11                          146,074
   25,000  Avalon Cable Holdings LLC (B)
           11.875%, due 12/01/03                          19,500
  125,000  Benedek Communications Corp. (B)
           13.250%, due 05/15/06                          70,625
  100,000  Cablevision Systems Corp.
           9.250%, due 11/01/05                          103,100
  100,000  Chancellor Corp., Series B
           8.750%, due 06/15/07                          104,750
  125,000  COLT Telecom Group PLC (B)(D)
           12.000%, due 12/15/01                         104,375
   90,000  Crown Castle International Corp.
           10.750%, due 08/01/11                          85,050
    5,000  Cumulus Media, Inc.
           10.375%, due 07/01/08                           5,125
   60,000  Dobson Communications Corp.
           10.875%, due 07/01/10                          64,350
  315,000  Echostar DBS Corp.
           9.375%, due 02/01/09                          321,300
   75,000  Energis PLC (D)
           9.750%, due 06/15/09                           56,250
   55,000  Focal Communications Corp., Series B (B)
           12.125%, due 02/15/03                          14,850
   30,000  Focal Communications Corp., Series B
           11.875%, due 01/15/10                          10,800
  100,000  Fox Sports Networks, LLC
           8.875%, due 08/15/07                          104,625
   40,000  FrontierVision Holdings LP (B)
           11.875%, due 09/15/07                          41,600
   75,000  FrontierVision Operating Partners LP
           11.000%, due 10/15/06                          76,875
  165,000  Global Crossing Holdings, Ltd. (D)
           8.700%, due 08/01/07                           25,575
   36,000  Granite Broadcasting Corp.
           10.375%, due 05/15/05                          25,200
  175,000  GT Group Telecom, Inc. (B)(D)
           13.250%, due 02/01/05                          32,375
  135,000  Insight Midwest/Insight Capital, Inc.
           9.750%, due 10/01/09                          141,750
  125,000  Jazztel PLC (D)
           14.000%, due 04/01/09                          47,500
  265,000  LIN Holdings Corp. (B)
           10.000%, due 03/01/08                         177,550
  160,000  NTL Communications Corp. (B)
           12.375%, due 10/01/08                          60,800
  180,000  NTL, Inc. (B)
           9.750%, due 04/01/03                           68,400
   59,000  PTC International Finance II S.A. (D)
           11.250%, due 12/01/09                          56,640
   65,000  Spectrasite Holdings, Inc. (B)
           12.000%, due 07/15/03                          21,450

$ 230,000  Spectrasite Holdings, Inc. (B)
           11.250%, due 04/15/04                  $       66,700
   45,000  Spectrasite Holdings, Inc., Series B
           10.750%, due 03/15/10                          25,200
  145,000  Tele1 Europe B.V. (D)
           13.000%, due 05/15/09                          39,150
   70,000  TeleCorp PCS, Inc.
           10.625%, due 07/15/10                          81,200
  150,000  Telemundo Holdings, Inc., Series B (B)
           11.500%, due 08/15/03                         141,187
  115,000  Time Warner Telecom, Inc.
           9.750%, due 07/15/08                           87,400
  190,000  United Pan-Europe, Series B (D)
           10.875%, due 08/01/09                          28,500
   45,000  Voicestream Wireless Co.
           10.375%, due 11/15/09                          51,300
   55,000  XM Satellite Radio Holdings, Inc.
           14.000%, due 03/15/10                          27,500
  105,000  Young Broadcasting, Inc., Series B
           8.750%, due 06/15/07                           87,675
                                                       2,939,340
           Transportation - 0.61%
  170,000  GulfMark Offshore, Inc.
           8.750%, due 06/01/08                          159,800

           Waste Disposal - 1.22%
   70,000  Allied Waste North America Inc., Series B (C)
           8.875%, due 04/01/08                           71,750
  190,000  Allied Waste North America, Inc., Series B
           7.625%, due 01/01/06                          190,475
   55,000  Allied Waste North America, Inc., Series B
           10.000%, due 08/01/09                          55,688
                                                         317,913

           Total Corporate Notes and Bonds            22,232,782
           ( Cost $25,895,880 )


   Shares

COMMON STOCKS - 0.03%

           Communication - 0.01%
      404  Allegiance Telecom, Inc. *                      2,901
      491  Versatel Telecom International N.V., ADR *        491
                                                           3,392

           Technology - 0.02%
    3,750  Completel Europe N.V. *                         5,437

           Total Common Stocks                             8,829
           ( Cost $3 )

PREFERRED STOCKS - 1.40%

           Communication - 0.16%
      475  Rural Cellular Corp., Series B, 11.375% PIK $  40,484

           Finance - 0.46%
    1,200  Fresenius Med Care Capital Trust II, 7.75%    120,000

           Media - 0.49%
      607  Cablevision Systems Corp., Series M            63,128
    1,350  PRIMEDIA, Inc., Series H                       64,800
                                                         127,928

           Telecommunications - 0.29%
    1,015  Crown Castle International Corp., 12.75% PIK   75,141

           Total Preferred Stocks                        363,553
           ( Cost $448,137 )

WARRANTS AND RIGHTS - 0.05%
           Communication - 0.01%
      175  GT Group Telecom, Inc. (C)*                     2,100
       90  Jazztel PLC (C)*                                1,158
                                                           3,258

           Finance - 0.01%
       45  Ono Finance PLC *                               2,205

           Retail - 0.03%
      672  Pathmark Stores, Inc. *                         6,048

           Telecommunications - 0.00%
       55  XM Satellite Radio Holdings, Inc. *14

           Total Warrants and Rights                      11,525
           ( Cost $12,348 )

INVESTMENT COMPANY - 20.41%

5,306,722  State Street Navigator Securities Lending
           Prime Portfolio (F)                         5,306,722

           Total Investment Company                    5,306,722
           ( Cost $5,306,722 )


Par Value

CERTIFICATE OF DEPOSIT - 10.60%

$2,755,116 State Street Eurodollar                     2,755,116

           Total Certificate of Deposit                2,755,116
           ( Cost $2,755,116 )

TOTAL INVESTMENTS  - 118.48%                          30,807,082
( Cost $34,542,168** )
NET OTHER ASSETS AND LIABILITIES  - (18.48)%         (4,805,664)

TOTAL NET ASSETS  - 100.00%                          $26,001,418

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $34,417,724.
     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (D) Notes and bonds, issued by foreign entities, denominated in U.S.dollars. The aggregate of these securities are 6.78% of total netassets.
     (E)  In Default.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $5,175,125.
     ADR  American Depository Receipt.
     PIK  Payment-In-Kind.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                               Appreciation/
Currency  Settlement Date  Local Amount  Face Amount Value    (Depreciation)
Euro (Sell) 12/18/2001     55,000        S50,600     S49,380       S(1,220)
Euro (Buy)  12/18/2001      9,041          8,182       8,117           (65)
Euro (Sell) 12/18/2001      9,041          8,200       8,117            83
Euro (Sell) 12/18/2001     40,291         36,382      36,174           208
Pound
Sterling (Buy)12/18/2001   22,575         33,073      32,712           361
Pound
Sterling (Sell)12/18/2001  22,575         32,739      32,712            27
                                                                   S 1,112

                GROWTH AND INCOME FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.70%

           Basic Materials - 2.86%
   57,000  Dow Chemical Co.                       $    1,895,250
   62,000  E.I. du Pont de Nemours & Co.               2,479,380
                                                       4,374,630

           Capital Goods - 8.06%
   65,000  Emerson Electric Co.                        3,186,300
  125,000  Honeywell International, Inc.               3,693,750
   72,000  Textron, Inc.                               2,278,800
   59,000  United Technologies Corp.                   3,179,510
                                                      12,338,360

           Communication Services - 7.28%
   46,000  ALLTEL Corp.                                2,628,440
  121,968  AT&T Corp                                   1,860,012
   37,640  AT&T Wireless Services, Inc. *                543,522
   45,000  SBC Communications, Inc.                    1,714,950
  108,000  Sprint Corp. (FON Group)                    2,160,000
   45,020  Verizon Communications                      2,242,446
                                                      11,149,370

           Consumer Cyclical - 5.18%
  169,800  Target Corp.                                5,289,270
   51,200  Wal-Mart Stores, Inc.                       2,631,680
                                                       7,920,950

           Consumer Staples - 12.89%
   41,300  General Mills, Inc.                         1,896,496
   65,000  Kimberly-Clark Corp.                        3,608,150
  170,900  Kroger Co. *                                4,180,214
  141,800  McDonald's Corp.                            3,696,726
   33,300  PepsiCo, Inc.                               1,622,043
  153,000  Sara Lee Corp.                              3,410,370
   70,700  Walt Disney Co.                             1,314,313
                                                      19,728,312

           Energy - 7.94%
   53,306  BP PLC, ADR                                 2,576,812
   34,583  ChevronTexaco Corp.                         3,062,324
   68,300  ExxonMobil Corp.                            2,694,435
   34,300  Schlumberger, Ltd.                          1,660,806
   15,752  Transocean Sedco Forex, Inc.                  474,923
   52,400  Unocal Corp.                                1,687,280
                                                      12,156,580

           Finance - 17.21%
  150,000  Allstate Corp.                              4,707,000
   44,992  Bank of America Corp.                       2,654,078
   75,670  Bank One Corp.                              2,511,487
  115,966  Citigroup, Inc.                             5,278,773
   59,500  FleetBoston Financial Corp.                 1,955,170
   56,000  Household International, Inc.               2,928,800
   73,000  Morgan Stanley Dean Witter & Co.            3,571,160
   95,000  Wachovia Corp. (New)                        2,717,000
   33,100  Wachovia Corp. (DEPs)                          15,888
                                                      26,339,356

           Healthcare - 12.59%
   80,700  American Home Products Corp.            $   4,505,481
   74,000  Baxter International, Inc.                  3,579,380
   98,000  Bristol-Myers Squibb Co.                    5,238,100
   60,100  GlaxoSmithKline PLC, ADR                    3,203,330
   66,200  Guidant Corp. *                             2,747,962
                                                      19,274,253

           Technology - 17.53%
   36,916  Agilent Technologies, Inc. *                  822,119
   29,000  Applied Materials, Inc. *                     989,190
   61,800  Automatic Data Processing, Inc.             3,192,588
  114,500  Compaq Computer Corp.                       1,001,875
   82,900  Computer Associates International, Inc.     2,563,268
   60,800  Computer Sciences Corp. *                   2,183,328
   82,300  EMC Corp.                                   1,013,936
   55,600  Hewlett-Packard Co.                           935,748
   56,300  Intel Corp.                                 1,374,846
   48,800  International Business Machines Corp.       5,273,816
   96,191  Koninklijke (Royal) Philips
           Electronics N.V., ADR                       2,169,107
  166,700  Motorola, Inc.                              2,728,879
  102,700  Nortel Networks Corp.                         596,687
   70,600  Texas Instruments, Inc.                     1,976,094
                                                      26,821,481

           Transportation - 1.15%
   34,000  Burlington Northern Santa Fe Corp.            913,580
   37,000  Delta Air Lines, Inc.                         845,820
                                                       1,759,400

           Utilities - 4.01%
   94,000  Duke Energy Corp.                           3,610,540
   87,500  Williams Cos., Inc.                         2,526,125
                                                       6,136,665

           Total Common Stocks                       147,999,357
           ( Cost $168,165,663 )

INVESTMENT COMPANY - 21.75%

6,169,711  SSgA Prime Money Market Fund                6,169,711
27,112,072 State Street Navigator Securities
           Lending Prime Portfolio (F)                27,112,072

           Total Investment Company                   33,281,783
           ( Cost $33,281,783 )

TOTAL INVESTMENTS  - 118.45%                         181,281,140
( Cost $201,447,446** )
NET OTHER ASSETS AND LIABILITIES - (18.45)%         (28,234,627)
TOTAL NET ASSETS  - 100.00%                       $  153,046,513

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $202,456,717.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $26,169,245.
     ADR  American Depository Receipt.
     DEPs Dividend Equalization Preferred Shares.

              CAPITAL APPRECIATION FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.47%

           Basic Materials - 3.35%
   35,000  Praxair, Inc.                          $    1,651,300
   55,500  Rohm and Haas Co.                           1,802,085
   21,100  Willamette Industries, Inc.                   988,535
                                                       4,441,920

           Capital Goods - 11.35%
   33,900  Celestica, Inc. *                           1,163,448
   91,000  Dover Corp.                                 2,998,450
   60,000  Illinois Tool Works, Inc.                   3,432,000
  128,800  Pall Corp.                                  2,614,640
   61,000  SCI Systems, Inc. *                         1,238,910
   73,000  Tyco International, Ltd.                    3,587,220
                                                      15,034,668

           Communication Services - 6.08%
   91,100  AT&T Wireless Services, Inc. *              1,315,484
   68,800  CenturyTel, Inc.                            2,174,080
   65,500  Sprint Corp. (PCS Group) *                  1,460,650
   68,800  Vodafone Group, PLC, ADR                    1,590,656
  109,000  WorldCom, Inc.                              1,466,050
    3,680  WorldCom, Inc. - MCI Group                     43,608
                                                       8,050,528

           Consumer Cyclical - 4.42%
   67,000  Carnival Corp.                              1,459,260
  129,700  IMS Health, Inc.                            2,771,689
   49,700  PRIMEDIA, Inc. *                              105,861
   65,200  Tiffany & Co.                               1,525,028
                                                       5,861,838

           Consumer Staples - 11.59%
  115,550  Brinker International, Inc. *               2,934,970
  111,000  Cox Communications, Inc., Class A *         4,251,300
   87,000  CVS Corp.                                   2,079,300
  269,900  Liberty Media Corp., Class A *              3,155,131
   70,400  Safeway, Inc. *                             2,932,160
                                                      15,352,861

           Energy - 6.90%
   87,100  Grant Prideco, Inc. *                         791,739
   34,200  Kerr-McGee Corp.                            1,969,920
   32,400  Phillips Petroleum Co.                      1,762,884
   82,100  USX-Marathon Group                          2,265,139
   68,600  Weatherford International, Inc. *           2,348,178
                                                       9,137,860

           Finance - 16.04%
   81,000  ACE, Ltd.                                   2,855,250
   22,200  Chubb Corp.                                 1,516,260
   81,100  Countrywide Credit Industries, Inc.         3,238,323
   52,500  Freddie Mac                                 3,560,550
   52,200  MBIA, Inc.                                  2,404,332
   46,400  SunTrust Banks, Inc.                        2,777,504
   96,100  U.S. Bancorp                                1,708,658
   49,300  Wells Fargo & Co.                           1,947,350
   26,000  Zions Bancorp.                              1,245,920
                                                      21,254,147

           Healthcare - 15.78%
   93,400  Applera Corp. - Applied Biosytems Group     2,725,412
  164,600  Boston Scientific Corp. *                   3,743,004
   71,500  Elan Corp. PLC, ADR *                       3,263,975

   44,500  Genzyme Corp. *                        $    2,400,775
  153,600  HEALTHSOUTH Corp. *                         1,999,872
   39,200  MedImmune, Inc. *                           1,538,208
   93,113  Pharmacia Corp.                             3,772,939
   63,600  QLT, Inc. *                                 1,458,984
                                                      20,903,169

           Technology - 15.65%
   52,700  3Com Corporation                              218,178
  196,200  ADC Telecommunications, Inc. *                892,710
   52,800  Altera Corp. *                              1,066,560
  119,500  Autodesk, Inc.                              3,969,790
  136,400  Cadence Design Systems, Inc. *              2,883,496
   89,900  Conexant Systems, Inc. *                      912,485
   82,700  EMC Corp.                                   1,018,864
  124,800  Gateway, Inc. *                               705,120
  147,900  Keane, Inc. *                               2,094,264
   21,400  KLA-Tencor Corp. *                            874,404
   75,100  Micron Technology, Inc. *                   1,709,276
  122,700  PeopleSoft, Inc. *                          3,652,779
   25,728  VERITAS Software Corp. *                      730,160
                                                      20,728,086

           Transportation - 1.48%
   47,700  FedEx Corp. *                               1,959,516

           Utilities - 3.83%
   61,100  El Paso Corp.                               2,997,566
   79,900  Mirant Corp. *                              2,077,400
                                                       5,074,966

           Total Common Stocks                       127,799,559
           ( Cost $141,588,824 )

INVESTMENT COMPANY - 28.35%

6,555,534  SSgA Prime Money Market Fund                6,555,534
31,002,318 State Street Navigator Securities
           Lending Prime Portfolio (F)                31,002,318

           Total Investment Company                   37,557,852
           ( Cost $37,557,852 )

Par Value

CERTIFICATE OF DEPOSIT - 0.23%

$ 300,000  State Street Eurodollar                       300,000

           Total Certificate of Deposit                  300,000
           ( Cost $300,000 )

TOTAL INVESTMENTS  - 125.05%                         165,657,411
( Cost $179,446,676** )
NET OTHER ASSETS AND LIABILITIES  - (25.05)%        (33,189,157)
TOTAL NET ASSETS  - 100.00%                       $  132,468,254

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $180,573,649.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $29,968,614.
     ADR  American Depository Receipt.

                     MID-CAP FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 95.61%

           Basic Materials - 4.75%
    5,100  Air Products & Chemicals, Inc.         $      204,204
    5,900  Freeport-McMoRan Copper & Gold, Inc. *         65,490
    1,600  Martin Marietta Materials, Inc.                63,872
    6,300  Mead Corp.                                    169,092
    4,400  Sigma-Aldrich Corp.                           165,088
    2,500  Universal Corp.                                80,850
   11,200  Westvaco Corp.                                274,960
                                                       1,023,556

           Capital Goods - 10.69%
    2,700  Albany International Corp., Class A *          52,650
    8,200  Avery Dennison Corp.                          379,660
    1,300  Black Box Corp. *                              58,539
    1,800  Carlisle Cos., Inc.                            53,784
    1,200  Curtiss-Wright Corp.                           55,560
    6,500  Danaher Corp.                                 362,310
    6,500  Eaton Corp.                                   425,360
    2,100  Graco, Inc.                                    68,250
    2,800  Granite Construction, Inc.                     69,720
   11,400  Ingersoll-Rand Co.                            425,220
    1,100  Liqui-Box Corp.                                46,031
    3,000  Molex, Inc.                                    86,790
    1,600  Parker-Hannifin Corp.                          57,440
    1,000  Teleflex, Inc.                                 40,000
    3,200  Trex Cos., Inc. *                              44,768
    2,700  United Stationers, Inc. *                      75,735
                                                       2,301,817

           Consumer Cyclical - 10.25%
   20,700  Belo Corp., Class A                           353,970
   11,500  Ethan Allen Interiors, Inc.                   368,115
    1,900  Gentex Corp. *                                 45,220
    4,800  Guitar Center, Inc. *                          66,192
    1,300  Hibbett Sporting Goods, Inc. *                 35,100
   10,100  Interpublic Group of Companies, Inc.          226,745
    5,000  J. Jill Group, Inc. *                          76,400
    2,800  Lancaster Colony Corp.                         87,248
    8,500  Linens 'N Things, Inc. *                      154,700
    1,400  O'Reilly Automotive, Inc. *                    39,564
    8,800  RadioShack Corp.                              219,912
    1,200  Simpson Manufacturing Co., Inc. *              61,680
   16,500  Toys        Us, Inc. *                        313,500
    4,300  Tractor Supply Co. *                          116,100
    3,500  Wilsons The Leather Experts, Inc. *            42,420
                                                       2,206,866

           Consumer Staples - 9.79%
    4,600  Adelphia Communications Corp., Class A *      101,798
    1,950  Applebee's International, Inc.                 58,695
    1,300  CEC Entertainment, Inc. *                      50,362
   18,800  Charter Communications, Inc., Class A *       265,832
   21,500  Hain Celestial Group, Inc. *                  423,980
   18,000  Manpower, Inc.                                514,080
    5,200  McCormick & Co., Inc.                         227,552
   12,200  Outback Steakhouse, Inc. *                    351,970
    3,200  Riviana Foods, Inc.                            57,600
    2,700  SUPERVALU, Inc.                                57,618
                                                       2,109,487

           Energy - 4.39%
    9,300  BJ Services Co. *                      $      237,987
    1,300  CARBO Ceramics, Inc.                           47,294
   11,400  ENSCO International, Inc.                     225,720
    2,200  Patina Oil & Gas Corp.                         59,290
   18,000  Petroleum Geo-Services ASA (PGS), ADR *       106,380
    4,500  Smith International, Inc. *                   212,850
    2,800  St. Mary Land & Exploration Co.                57,316
                                                         946,837

           Finance - 20.07%
    2,400  AMB Property Corp.                             58,344
    9,000  AMBAC Financial Group, Inc.                   432,000
    1,700  American Capital Strategies, Ltd.              42,109
    1,700  American Financial Holdings, Inc.              43,146
    4,500  Annaly Mortgage Management, Inc.               61,875
    2,200  Annuity and Life Re (Holdings), Ltd.           51,128
    4,100  Anthracite Capital, Inc.                       40,754
    1,900  Arden Realty, Inc.                             46,797
    8,600  Associated Banc-Corp.                         296,012
    2,800  Bank of Bermuda, Ltd.                         121,100
    7,200  Bear Stearns Co., Inc.                        388,800
    3,200  Cabot Industrial Trust                         76,224
    9,542  CNA Financial Corp. *                         240,268
    7,900  Compass Bancshares, Inc.                      197,737
    8,700  First Tennessee National Corp.                300,585
    3,500  Getty Realty Corp.                             59,990
   10,600  Hibernia Corp.                                161,120
    1,500  IPC Holdings, Ltd                              42,150
    2,400  Liberty Property Trust                         64,320
    5,100  Marshall & Ilsley Corp.                       299,064
    4,600  MGIC Investment Corp.                         238,004
    2,900  Mid-Atlantic Realty Trust                      40,600
    4,300  Pacific Century Financial Corp.               100,190
    1,600  Principal Financial Group, Inc. *              36,000
    8,000  Radian Group, Inc.                            270,960
    4,000  RAIT Investment Trust                          66,800
    2,900  Reckson Assoc. Realty Corp.                    66,700
    2,700  Reinsurance Group of America, Inc              85,239
    3,300  Sky Financial Group, Inc.                      65,769
    1,100  Sun Communities, Inc.                          41,250
    4,400  TCF Financial Corp.                           184,800
    1,700  Texas Regional Bancshares, Inc.                56,950
    7,200  Universal American Financial Corp. *           45,504
                                                       4,322,289

           Healthcare - 11.77%
   12,900  Apogent Technologies, Inc. *                  302,118
    4,200  Biogen, Inc. *                                231,000
    9,200  Celgene Corp. *                               302,864
    4,900  Chiron Corp. *                                263,718
    2,500  CorVel Corp. *                                 75,000
    1,300  DENTSPLY International, Inc.                   58,487
   12,200  ICN Pharmaceuticals, Inc.                     295,362
   12,100  IDEXX Laboratories, Inc. *                    304,920
    1,800  Ocular Sciences, Inc. *                        41,526
   17,400  Omnicare, Inc.                                345,912
    1,200  Orthofix International N.V. *                  38,520
    1,800  PolyMedica Corp. *                             29,700
    2,700  Varian Medical Systems, Inc. *                181,170
    2,600  Young Innovations, Inc. *                      65,000
                                                       2,535,297

           Technology - 15.16%
    2,000  Affiliated Computer Services Inc., Class A *$ 176,100
   14,400  Andrew Corp. *                                261,648
    7,800  ANSYS, Inc. *                                 163,722
   10,100  Arrow Electronics, Inc. *                     246,945
   25,000  Atmel Corp. *                                 198,750
   11,000  ATMI, Inc. *                                  209,660
   13,500  Axcelis Technologies, Inc. *                  176,985
    6,200  Cable Design Technologies Corp. *              79,236
      500  Handspring, Inc. *                                980
    1,300  Investment Technology Group, Inc. *            83,733
   14,000  LSI Logic Corp. *                             237,300
    9,100  McDATA Corp., Class B *                       142,597
    3,900  Pericom Semiconductor Corp. *                  52,455
   11,400  Quantum Corp.-DLT & Storage Systems *          96,102
    8,500  Storage Technology Corp. *                    159,545
    8,300  StorageNetworks, Inc. *                        41,583
   11,500  SunGard Data Systems, Inc. *                  289,800
    5,700  Synopsys, Inc. *                              267,900
    6,200  Teradyne, Inc. *                              142,910
    7,900  Varian Semiconductor Equipment, Inc. *        237,316
                                                       3,265,267

           Transportation - 0.79%
    7,500  Airborne, Inc.                                 74,925
    2,500  EGL, Inc. *                                    30,225
    2,100  USFreightways Corp.                            65,331
                                                         170,481

           Utilities - 7.95%
   13,200  Cleco Corp.                                   265,452
    8,000  Constellation Energy Group                    178,960
      900  Hawaiian Electric Industries, Inc.             33,498
      900  MDU Resources Group, Inc.                      21,879
    1,400  Peoples Energy Corp.                           53,606
    7,000  PPL Corp.                                     239,050
    7,200  Progress Energy, Inc.                         303,624
    2,000  Questar Corp.                                  44,000
    8,300  UtiliCorp United, Inc.                        245,929
    2,100  WGL Holdings, Inc.                             56,826
   12,100  Wisconsin Energy Corp.                        268,741
                                                       1,711,565

           Total Common Stocks                        20,593,462
           ( Cost $21,947,847 )

CONVERTIBLE BONDS - 0.04%
           Basic Materials - 0.04%
$   8,000  Freeport-McMoRan Copper & Gold, Inc. (C)
           8.250%, due 01/31/06                   $        8,040

           Total Convertible Bonds                         8,040
           ( Cost $8,000 )

   Shares

INVESTMENT COMPANY - 22.51%

  968,206  SSgA Prime Money Market Fund                  968,206
3,879,995  State Street Navigator Securities Lending
           Prime Portfolio (F)                         3,879,995

           Total Investment Company                    4,848,201
           ( Cost $4,848,201 )

TOTAL INVESTMENTS  - 118.16%                          25,449,703
( Cost $26,804,048** )
NET OTHER ASSETS AND LIABILITIES  - (18.16)%          (3,912,320)
TOTAL NET ASSETS  - 100.00%                       $   21,537,383

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $26,816,834.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $3,728,946.
     ADR  American Depository Receipt.

                EMERGING GROWTH FUND-- Portfolio of Investments
                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.35%

           Basic Materials - 0.08%
      360  Praxair, Inc.                          $       16,985

           Capital Goods - 6.96%
    1,716  Celestica, Inc. *                              58,893
    1,380  Danaher Corp.                                  76,921
      611  General Dynamics Corp.                         49,858
    2,460  General Electric Co.                           89,569
    5,770  Harley-Davidson, Inc.                         261,150
      800  International Paper Co.                        28,640
      400  Lockheed Martin Corp.                          19,508
      600  Minnesota Mining and Manufacturing Co.         62,628
   15,411  Tyco International, Ltd.                      757,296
                                                       1,404,463

           Communication Services - 2.66%
    7,560  AT&T Wireless Services, Inc. *                109,166
    2,500  Comcast Corp. *                                89,600
      900  Crown Castle International Corp. *             10,530
    6,910  Enterasys Networks, Inc. *                     55,004
      795  Macrovision Corp. *                            19,565
      600  Radio One, Inc., Class D *                      6,930
    8,345  Sprint Corp. (PCS Group) *                    186,093
    2,448  Vodafone Group, PLC, ADR                       56,598
      256  WorldCom, Inc.                                  3,443
        9  WorldCom, Inc. - MCI Group                        107
                                                         537,036

           Consumer Cyclical - 6.51%
    2,200  Accenture Ltd., Class A *                      38,654
    2,220  Barnes & Noble, Inc. *                         81,585
    1,517  Bed Bath & Beyond, Inc. *                      38,016
    1,480  BJ's Wholesale Club, Inc. *                    75,140
    6,620  Cendant Corp. *                                85,795
      750  Chico's FAS, Inc. *                            19,500
    3,327  Costco Wholesale Corp. *                      125,860
      970  Family Dollar Stores, Inc.                     27,994
    2,665  Home Depot, Inc.                              101,883
    6,790  IMS Health, Inc.                              145,102
      800  Iron Mountain, Inc. *                          31,240
      300  Kohl's Corp. *                                 16,683
    6,021  Lowe's Cos., Inc.                             205,316
      650  McGraw Hill Cos., Inc.                         34,177
    1,010  NBTY, Inc., UK *                                8,615
    2,050  NIKE, Inc., Class B                           101,188
      900  Reed International PLC                          7,361
    1,840  Robert Half International, Inc. *              37,959
      800  Ross Stores, Inc.                              25,040
    1,210  Target Corp.                                   37,692
    1,334  Wal-Mart Stores, Inc.                          68,568
                                                       1,313,368

           Consumer Staples - 3.21%
    1,175  Applebee's International, Inc.                 35,367
      550  Avon Products, Inc.                            25,756
      900  Brinker International, Inc. *                  22,860
      780  CEC Entertainment, Inc. *                      30,217
    8,728  Charter Communications, Inc., Class A *       123,414
      635  Constellation Brands, Inc., Class A *          26,060
      200  Darden Restaurants, Inc.                        6,404

    1,920  Gillette Co.                           $       59,693
      475  Krispy Kreme Doughnuts, Inc. *                 16,611
    8,358  Kroger Co. *                                  204,437
      480  PepsiCo, Inc.                                  23,381
    1,415  Safeway, Inc. *                                58,935
      170  Smithfield Foods, Inc. *                        3,579
      600  Starbucks Corp. *                              10,272
                                                         646,986

           Education - 0.32%
      705  Apollo Group, Inc., Class A *                  28,658
      390  Corinthian Colleges, Inc. *                    14,247
      170  Education Management Corp. *                    5,865
      700  Sylvan Learning Systems, Inc. *                15,680
                                                          64,450

           Energy - 1.43%
    1,000  Anadarko Petroleum Corp.                       57,050
      300  EOG Resources, Inc.                            10,611
    1,205  Global Marine, Inc. *                          19,401
    2,460  Grant Prideco, Inc. *                          22,361
      720  Nabors Industries, Inc. *                      22,133
    1,231  Noble Drilling Corp. *                         37,607
    3,620  Santa Fe International Corp.                   88,111
      220  Total Fina Elf S.A., Series B                  30,869
                                                         288,143

           Finance - 4.63%
    2,200  ACE, Ltd.                                      77,550
    1,745  Bank of America Corp.                         102,938
    6,575  Citigroup, Inc.                               299,294
      285  Compass Bancshares, Inc.                        7,134
      100  First Tennessee National Corp.                  3,451
    1,270  FleetBoston Financial Corp.                    41,732
    5,415  Freddie Mac                                   367,245
      500  Instinet Group, Inc. *                          4,800
      540  Principal Financial Group, Inc. *              12,150
      784  Southtrust Corp.                               17,765
                                                         934,059

           Financial Services - 6.68%
    2,616  AFLAC, Inc.                                    63,987
    3,568  American International Group, Inc.            280,445
      310  Aon Corp.                                      11,792
      800  Arthur J. Gallagher & Co.                      29,232
    2,710  BISYS Group, Inc. *                           140,974
      510  Capital One Financial Corp.                    21,068
      900  CIGNA Corp.                                    65,610
    3,840  Fiserv, Inc. *                                142,810
    2,403  Goldman Sachs Group, Inc.                     187,819
      900  Hartford Financial Services Group, Inc.        48,600
      280  Lehman Brothers Holdings, Inc.                 17,489
    1,400  Mellon Financial Corp.                         47,040
    1,245  Merrill Lynch & Co., Inc.                      54,419
    2,200  MetLife, Inc.                                  59,180
      200  Providian Financial Corp.                         778
    3,016  St. Paul Cos., Inc.                           138,434
      280  State Street Corp.                             12,751
    1,098  UnumProvident Corp.                            24,628
                                                       1,347,056

           Healthcare - 17.95%
    4,765  Abbott Laboratories                    $      252,450
      470  AdvancePCS *                                   28,562
    1,596  Allergan, Inc.                                114,577
    4,600  American Home Products Corp.                  256,818
    1,185  AmerisourceBergen Corp. *                      75,319
    1,711  Andrx Group *                                 111,095
      660  Anthem, Inc. *                                 27,641
    7,095  Applera Corp. - Applied Biosytems Group       207,032
      490  Barr Laboratories, Inc. *                      35,672
      455  Baxter International, Inc.                     22,008
    2,538  Biovail Corp. *                               119,946
      842  Cardinal Health, Inc.                          56,507
    1,200  Caremark Rx, Inc. *                            16,080
    2,270  Eli Lilly & Co.                               173,655
    2,190  Express Scripts, Inc., Class A *               89,659
    1,035  Forest Laboratories, Inc. *                    76,983
    2,560  Genentech, Inc. *                             133,760
    2,150  Genzyme Corp. *                               115,992
      785  Gilead Sciences, Inc. *                        49,376
    4,770  Guidant Corp. *                               198,003
      200  ICN Pharmaceuticals, Inc.                       4,842
    1,330  IDEC Pharmaceuticals Corp. *                   79,773
    1,035  ImClone Systems, Inc. *                        63,332
      700  Immunex Corp. *                                16,723
    2,000  IVAX Corp. *                                   41,100
    1,065  Johnson & Johnson                              61,674
    1,564  Laboratory Corporation of
           America Holdings *                            134,817
    1,700  Lincare Holdings, Inc. *                       43,690
    1,155  McKesson HBOC, Inc.                            42,723
      500  Millennium Pharmaceuticals, Inc. *             12,730
      850  Mylan Laboratories, Inc.                       31,340
    3,423  Pfizer, Inc.                                  143,424
    5,200  Pharmacia Corp.                               210,704
    1,385  Quest Diagnostics, Inc. *                      90,551
    2,915  Sanofi-Synthelabo SA                          192,054
    2,170  Schering-Plough Corp.                          80,681
      502  Serono, S.A., ADR                               9,608
      300  Shire Pharmaceuticals Group PLC *              13,410
    1,027  Tenet Healthcare Corp. *                       59,073
    1,775  Teva Pharmaceutical Industries, Ltd., ADR     109,695
      200  Watson Pharmaceuticals, Inc. *                  9,536
       60  Wellpoint Health Networks, Inc. *               6,695
                                                       3,619,310

           Media - 0.36%
      700  Hispanic Broadcasting Corp. *                  11,732
      300  Meredith Corp.                                  9,900
      200  New York Times Co., Class A                     8,250
      800  Tribune Co.                                    24,160
      995  USA Networks, Inc. *                           18,348
                                                          72,390

           Technology - 35.53%
      615  Activision, Inc. *                     $       22,232
    1,930  Adobe Systems, Inc. *                          50,952
    2,120  Advanced Fibre Communications, Inc. *          39,496
      580  Advanced Micro Devices, Inc. *                 5,707
    2,665  Affiliated Computer Services Inc., Class A *  234,653
    2,750  Akamai Technologies, Inc. *                     8,690
    4,760  Altera Corp. *                                 96,152
    7,679  Analog Devices, Inc. *                        291,802
    4,110  AOL Time Warner, Inc. *                       128,273
      694  Applied Materials, Inc. *                      23,672
    1,100  ARM Holdings PLC, ADR *                        16,940
    2,010  ASM International N.V. *                       31,979
    3,190  Atmel Corp. *                                  25,361
    3,825  Automatic Data Processing, Inc.               197,599
    2,640  BEA Systems, Inc. *                            32,050
    1,730  BMC Software, Inc. *                           26,071
      900  Brocade Communications Systems, Inc. *         22,095
    1,250  Brooks Automation, Inc. *                      40,350
      200  CacheFlow, Inc. *                                 402
    9,780  Cadence Design Systems, Inc. *                206,749
      130  CheckFree Corp. *                               1,830
    1,700  Cirrus Logic, Inc. *                           18,921
   10,500  Cisco Systems, Inc. *                         177,660
    1,060  Citrix Systems, Inc. *                         24,804
    7,465  Clear Channel Communications, Inc. *          284,566
    3,130  Computer Associates International, Inc.        96,780
    9,890  Concord EFS, Inc. *                           270,689
      530  Cypress Semiconductor Corp. *                  10,468
    6,025  Dell Computer Corp. *                         144,480
    3,110  DST Systems, Inc. *                           127,355
      610  eBay, Inc. *                                   32,013
      245  Electronic Arts, Inc *                         12,608
      361  Electronic Data Systems Corp.                  23,238
    5,733  EMC Corp.                                      70,631
    2,100  Emulex Corp. *                                 49,728
    1,675  Extreme Networks, Inc. *                       19,581
    1,460  Fairchild Semiconductor Corp., Class A *       31,025
    2,880  First Data Corp.                              194,602
    1,690  Flextronics International, Ltd. *              33,631
    5,305  Fox Entertainment Group, Inc., Class A *      116,763
    1,910  i2 Technologies, Inc. *                         8,710
      350  Intel Corp.                                     8,547
      582  International Business Machines Corp.          62,897
    3,980  Intersil Corp., Class A *                     130,345
    1,500  Juniper Networks, Inc. *                       33,435
      804  KLA-Tencor Corp. *                             32,851
    3,545  Lam Research Corp. *                           67,213
    2,600  Legato Systems, Inc. *                         21,814
    3,100  Lexmark International, Inc. *                 138,725
    1,945  LSI Logic Corp. *                              32,968
    1,406  LTX Corp. *                                    23,143
      400  Marvell Technology Group Ltd. *                 9,736
      200  Maxim Integrated Products, Inc. *               9,150
      300  McDATA Corp., Class B *                         4,701
    2,640  McDATA Corp., Class A *                        38,834
      780  Mercury Interactive Corp. *                    18,580
    1,260  Microchip Technology, Inc. *                   39,337
    1,848  Micron Technology, Inc. *                      42,060
    6,935  Microsoft Corp. *                      $      403,270
    3,660  Motorola, Inc.                                 59,914
      510  Netegrity, Inc. *                               5,987
      990  Network Appliance, Inc. *                      13,167
    3,131  Novellus Systems, Inc. *                      103,417
      200  NVIDIA Corp. *                                  8,572
   24,615  Oracle Corp. *                                333,779
    2,220  Palm, Inc. *                                    5,461
    5,300  PeopleSoft, Inc. *                            157,781
    4,210  Peregrine Systems, Inc. *                      60,792
      200  Powerwave Technologies, Inc *                   3,060
    4,645  QLogic Corp. *                                182,781
    1,940  Quest Software, Inc. *                         28,712
    7,500  Rational Software Corp. *                      98,400
      500  RF Micro Devices, Inc. *                       10,220
    2,572  Riverstone Networks, Inc. *                    32,716
      270  SAP AG                                         27,928
      440  Siebel Systems, Inc. *                          7,185
      100  SPX Corp. *                                     9,960
    3,940  STMicroelectronics N.V.                       110,202
    2,300  StorageNetworks, Inc. *                        11,523
   13,705  Sun Microsystems, Inc. *                      139,106
    5,700  SunGard Data Systems, Inc. *                  143,640
      200  Symbol Technologies, Inc.                       2,570
      557  Synopsys, Inc. *                               26,179
    2,960  Tekelec, Inc. *                                56,832
    3,410  Tektronix, Inc.                                67,177
      300  Teledyne Technologies, Inc. *                   4,551
    7,490  Texas Instruments, Inc.                       209,645
      230  THQ, Inc. *                                    11,454
    1,600  TranSwitch Corp. *                              5,296
      100  Univision Communications, Inc., Class A *       2,500
    4,195  VeriSign, Inc. *                              162,388
    9,514  VERITAS Software Corp. *                      270,007
    8,420  Viacom, Inc., Class B *                       307,414
      580  WatchGuard Technologies, Inc. *                 5,249
    1,440  webMethods, Inc. *                             13,234
    3,015  Xilinx, Inc. *                                 91,716
      760  Zarlink Semiconductor, Inc. *                   5,768
                                                       7,165,197

           Telecommunications - 5.91%
    1,340  Amdocs Ltd. *                                  34,987
    6,940  American Tower Corp., Class A *                76,479
    6,336  CIENA Corp. *                                 103,023
    1,240  CNET Networks, Inc *                            6,126
    7,231  Comverse Technology, Inc. *                   136,015
    9,000  EchoStar Communications Corp., Class A *      208,710
    1,638  Entercom Communications Corp. *                55,201
    2,160  Nextel Partners, Inc., Class A *               11,556
    7,350  Nokia Oyj, ADR                                150,748
      300  ONI Systems Corp. *                             1,467
    5,030  QUALCOMM, Inc. *                              247,074
    6,628  Qwest Communications International, Inc.       85,833
    3,290  Time Warner Telecom, Inc. *                    36,058
      140  Triton PCS Holdings, Inc., Class A *            4,505
    1,385  Westwood One, Inc. *                           32,949
                                                       1,190,731

           Utilities - 2.12%
    3,696  AES Corp. *                            $       51,190
    1,068  Calpine Corp. *                                26,433
    4,957  Dynegy, Inc., Class A                         177,956
    3,486  El Paso Corp.                                 171,023
                                                         426,602

           Total Common Stocks                        19,026,776
           ( Cost $20,800,537 )

INVESTMENT COMPANY - 25.25%

5,091,475  State Street Navigator Securities Lending
           Prime Portfolio (F)                         5,091,475

           Total Investment Company                    5,091,475
           ( Cost $5,091,475 )

Par Value

CERTIFICATE OF DEPOSIT - 5.36%

$1,081,293 State Street Eurodollar                     1,081,293

           Total Certificate of Deposit                1,081,293
           ( Cost $1,081,293 )

TOTAL INVESTMENTS  - 124.96%                          25,199,544
( Cost $26,973,305** )
NET OTHER ASSETS AND LIABILITIES  - (24.96)%          (5,033,811)
TOTAL NET ASSETS  - 100.00%                       $   20,165,733

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $29,032,753.
     (F) Security represents investment made with cash collateral received from securities loaned. The value of securities loaned at October 31, 2001 was $4,920,507.
     ADR  American Depository Receipt.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                                  Appreciation/
Currency       Settlement Date Local Amount  Face Amount  Value  (Depreciation)
Australian
Dollar (Buy)   12/18/2001         15,838     S 8,141     S 7,943   S(198)
Australian
Dollar (Buy)   12/18/2001          5,909       3,033       2,963      70
Australian
Dollar (Sell)  12/18/2001         21,747      11,156      10,907     249
Japanese
Yen (Buy)      12/18/2001        392,023       3,325       3,209    (116)
Japanese
Yen (Buy)      12/18/2001      2,005,671      17,012      16,416    (596)
Japanese
Yen (Sell)     12/18/2001      2,392,023      20,445      19,578     867
Japanese
Yen (Sell)     12/18/2001          5,671          48         046       2
                                                                  ______
                                                                   S 138

              INTERNATIONAL STOCK FUND-- Portfolio of Investments

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.41%

           Argentina - 0.06%
    3,630  Grupo Financiero Galicia S.A., ADR        $    19,965

           Australia - 0.78%
   40,100  BHP, Ltd.                                     180,085
   12,000  TABCORP Holdings, Ltd.                         60,227
                                                         240,312

           Belgium - 0.55%
    2,400  Ackermans & van Haaren N.V.                    60,335
    8,556  Creyf's N.V. S.A.                             107,740
      456  Creyf's N.V.                                        4
                                                         168,079

           Brazil - 1.51%
    4,200  Companhia Brasileira de Distribuicao
           Grupo Pao de Acucar, ADR                       63,756
    7,700  Companhia de Bebidas das Americas, ADR        125,048
   20,400  Companhia Paranaense de Energia-
           Copel, ADR                                     97,920
    9,200  Embratel Participacoes, S.A., ADR              24,840
    3,200  Petroleo Brasileiro, S.A., ADR                 64,000
    6,514  Tele Norte Leste Participacoes, S.A., ADR      66,182
    3,900  Telesp Celular Participacoes, S.A., ADR        19,695
                                                         461,441

           Chile - 0.46%
    5,900  Administradora de Fondas de
           Pensiones Provida, S.A., ADR                  142,190

           Croatia - 0.09%
    3,100  Pliva d.d., GDR (C)                            26,625

           Czech Republic - 0.02%
      700  Ceska Sporitelna, S.A. *                        5,473

           Egypt - 0.19%
    7,700  Commercial International Bank, GDR (C)         57,365

           Finland - 1.60%
    7,700  Amer Group, Ltd.                              190,458
    5,960  UPM-Kymmene Oyj                               193,522
    4,400  Vaisala Oyj                                   106,459
                                                         490,439

           France - 11.20%
   23,800  Alcatel S.A., Series A                        358,993
    5,150  Alstom                                         78,654
    2,600  Aventis S.A.                                  191,178
   16,260  Axa                                           355,389
    3,810  BNP Paribas, S.A.                             316,646
    3,800  Carbone-Lorraine, S.A.                        105,579
    1,030  Compagnie de Saint-Gobain                     143,134
    7,500  GrandVision S.A.                              113,668
    6,500  Lagardere S.C.A.                              229,063
    4,300  Neopost, S.A. *                               127,632
   12,765  Suez Lyonnaise des Eaux, S.A.                 401,048
    3,680  Total Fina Elf S.A., Series B                 516,356
    2,300  Union Financiere de France Banque S.A.         71,992
    8,980  Vivendi Universal S.A.                        419,199
                                                       3,428,531

           Germany - 2.92%
      810  Allianz AG                             $      190,735
    9,200  Bayerische Hypo-und Vereinsbank AG            283,582
    4,600  E.On AG                                       239,559
    5,600  Hawesko Holding AG                             90,665
      700  Software AG                                    27,779
    3,011  Techem AG *                                    60,665
                                                         892,985

           Hong Kong - 2.70%
    9,420  China Mobile (Hong Kong), Ltd., ADR *         143,373
    5,460  CNOOC, Ltd., ADR                              107,180
   88,000  Esprit Holdings, Ltd.                          92,513
   34,000  Hutchison Whampoa, Ltd.                       274,615
   30,000  Shaw Brothers (Hong Kong), Ltd.                22,115
  656,000  Tingyi (Cayman Islands) Holdings Corp.         96,718
   44,000  Yue Yuen Industrial Holdings, Ltd.             89,128
                                                         825,642

           Hungary - 0.54%
    2,180  Gedeon Richter Rt.                            118,306
    2,950  Magyar Tavkozlesi Rt., ADR                     45,873
                                                         164,179

           India - 1.25%
    3,250  Hindalco Industries, Ltd., GDR                 37,853
   15,700  Hindustan Lever, Ltd.                          70,452
    2,700  ITC, Ltd.                                      38,652
    4,800  Larsen & Toubro, Ltd., GDR (C)                 33,197
    6,000  Larsen & Toubro, Ltd.                          20,748
   12,600  Reliance Industries, Ltd.                      67,057
   29,300  State Bank of India                           113,744
                                                         381,703

           Indonesia - 0.52%
  362,500  PT Hanjaya Mandala Sampoerna Tbk              103,819
   10,600  PT Telekomunikasi Indonesia, ADR               55,120
                                                         158,939

           Ireland - 0.93%
    3,700  Elan Corp. PLC, ADR *                         168,905
  188,025  Waterford Wedgwood PLC                        115,001
                                                         283,906

           Israel - 0.40%
   35,100  Bank Hapoalim, Ltd.                            68,152
      600  Check Point Software Technologies, Ltd. *      17,712
      570  Teva Pharmaceutical Industries, Ltd., ADR      35,226
                                                         121,090

           Italy - 5.34%
   19,020  Alleanza Assicuraziono                        195,881
    2,500  Campari Group SpA *                            54,979
   36,900  ENI SpA                                       462,001
    8,600  Industrie Natuzzi SpA, ADR                    100,104
   36,600  Interpump Group SpA                           124,766
   28,500  San Paolo - IMI SpA                           299,152
   47,800  Telecom Italia SpA                            398,552
                                                       1,635,435

           Japan - 15.37%
    1,700  ACOM Co., Ltd.                         $      141,777
    1,200  ADERANS Co., Ltd.                              43,086
    8,000  Canon, Inc.                                   232,404
    5,000  Diamond Lease Co., Ltd.                        60,753
       70  East Japan Railway Co.                        407,279
   23,000  Fujitsu, Ltd.                                 170,044
    6,000  Hitachi Medical Corp.                          56,551
   43,000  Hitachi, Ltd.                                 292,994
    1,800  Hokuto Corp.                                   77,849
    3,900  IMPACT 21 Co., Ltd.                            49,329
    7,000  Japan Digital Laboratory Co., Ltd.             67,118
   13,000  Kao Corp.                                     307,642
    2,400  KOSE Corp.                                     77,947
    4,000  Maruichi Steel Tube, Ltd.                      45,012
    1,500  Meitec Corp.                                   39,169
    3,000  Ministop Co., Ltd.                             44,922
   62,000  Nikko Securities Co., Ltd.                    334,424
    4,000  Nippon Ceramic Co., Ltd.                       53,205
   12,000  Nippon Shinyaku Co., Ltd.                      71,288
   53,000  Nissan Motor Co., Ltd.                        233,547
       18  NTT DoCoMo, Inc.                              243,829
    2,700  Orix Corp.                                    235,971
    3,000  Secom Techno Service Co., Ltd.                 75,401
    6,800  Sony Corp.                                    256,918
   43,000  Sumitomo Trust & Banking Co., Ltd.            239,308
   16,400  Toyota Motor Corp.                            397,470
   13,000  Yamanouchi Pharmaceutical Co., Ltd.           385,083
       40  Yoshinoya D&C Co., Ltd.                        64,629
                                                       4,704,949

           Mexico - 2.23%
   55,700  Carso Global Telecom                          104,239
    2,954  Cemex S.A. de C.V., ADR                        67,942
    3,470  Fomento Economico Mexicano,
           S.A. de C.V., ADR                             107,570
   38,800  Grupo Financiero Banorte,
           S.A. de C.V., Class O *                        62,567
    8,741  Grupo Iusacell S.A. de C.V., ADR *             22,814
    2,300  Grupo Televisa, S.A., GDR *                    70,035
   26,900  Kimberly-Clark de Mexico,
           S.A. de C.V., Class A                          73,118
    2,100  Telefonos de Mexico S.A., ADR, Class L         71,526
    5,000  Tubos de Acero de Mexico, S.A., ADR            47,000
   25,600  Wal-Mart de Mexico S.A. de C.V., Series C      55,281
                                                         682,092

           Netherlands - 11.34%
   30,000  ABN AMRO Holding N.V.                  $      457,640
    8,000  Akzo Nobel N.V.                               327,759
   11,700  Fortis N.V.                                   276,770
    2,650  Fugro N.V.                                    135,266
   12,300  Head N.V.                                      39,938
    8,375  Heineken N.V.                                 307,719
    6,730  Hunter Douglas N.V.                           152,846
    9,700  ING Groep N.V.                                241,673
    5,900  Internatio-Muller N.V.                        108,523
   22,763  Koninklijke (Royal) Philips Electronics N.V.  516,768
    6,300  N.V. Holdingmaatschappij De Telegraaf          94,404
    2,222  PinkRoccade N.V.                               46,467
    9,200  Royal Dutch Petroleum Co.                     467,534
    6,078  United Services Group N.V.                    102,504
    9,350  Wolters Kluwer N.V.                           196,118
                                                       3,471,929

           Norway - 0.29%
    6,300  Ekornes ASA                                    45,659
   27,300  Merkantildata ASA *                            17,116
   19,000  P4 Radio Hele Norge ASA                        25,619
                                                          88,394

           Panama - 0.08%
    1,500  Panamerican Beverages, Inc., Class A           23,760

           Peru - 0.13%
    5,100  Credicorp, Ltd.                                41,310

           Philippines - 0.28%
    6,700  Philippine Long Distance Telephone Co., ADR    48,307
   45,000  San Miguel Corp., Class B                      38,980
                                                          87,287

           Portugal - 1.06%
   40,966  Portugal Telecom, SGPS, S.A.                  324,252

           Russia - 0.70%
    3,180  Mobile Telesystems, ADR *                      90,058
    2,800  OAO Lukoil Holding, ADR                       124,267
                                                         214,325

           Singapore - 1.79%
   32,000  Over-Seas Chinese Banking Corp., Ltd.         184,306
   42,000  United OverSeas Bank, Ltd.                    234,991
   73,000  Want Want Holdings, Ltd.                      129,210
                                                         548,507

           South Africa - 1.53%
   24,700  ABSA Group, Ltd.                               86,896
    1,050  Anglo American Platinum Corp., Ltd.            34,291
   42,900  Iscor, Ltd. *                                 140,469
   76,600  Sanlam, Ltd.                                   71,429
    6,100  Sappi, Ltd.                                    56,882
    9,100  Sasol, Ltd.                                    79,361
                                                         469,328

           South Korea - 2.86%
    1,500  Hite Brewery Co., Ltd.                 $       54,609
    6,261  Kookmin Bank *                                163,800
    4,900  Korea Electric Power Corp.                     77,428
    4,740  Korea Telecom Corp., ADR                       98,782
      400  Korea Telecom Corp.                            14,872
      700  Pohang Iron & Steel Co., Ltd.                  48,257
    2,400  Pohang Iron & Steel Co., Ltd., ADR             41,160
    2,359  Samsung Electronics, GDR (C)                  177,751
    2,374  Samsung Fire & Marine Insurance                74,475
    5,939  SK Telecom Co., Ltd, ADR                      125,194
                                                         876,328

           Spain - 2.92%
   10,000  Abengoa, S.A.                                  59,004
    6,000  Aldeasa, S.A.                                  86,617
    6,600  Banco Pastor, S.A.                             84,000
   23,866  Empresa Nacional de Electricidad, S.A.        364,926
   12,000  Prosegur, CIA de Seguridad S.A.               146,790
   12,602  Telefonica S.A. *                             151,207
                                                         892,544

           Sweden - 2.45%
    3,100  Elanders AB, Series B                          23,685
   12,160  Elekta AB *                                    96,328
   32,400  Investor AB, Series B                         315,893
    8,300  Nobel Biocare AB                              315,134
                                                         751,040

           Switzerland - 2.94%
       44  Bank Sarasin & Cie, Registered, Class B        80,315
      340  Edipresse, S.A.                                91,482
       70  Gurit-Heberlien AG                             45,802
   11,800  Novartis AG                                   441,246
    3,500  Roche Holding AG                              242,387
                                                         901,232

           Taiwan - 1.66%
    6,499  China Steel Corp., GDR                         51,017
   83,427  Chinatrust Commercial Bank                     42,318
    6,615  Compal Electronics, Inc., GDR                  27,122
    1,000  Compal Electronics, Inc.                        4,100
      541  Far Eastern Textile, Ltd.                         157
  167,000  Fubon Insurance Co.                           144,249
   14,000  Quanta Computer, Inc.                          30,029
   52,808  Taiwan Cellular Corp.                          54,033
   54,600  Taiwan Semiconductor Manufacturing Co., Ltd.   96,539
   10,465  United Microelectronics Corp., ADR            59,650
                                                         509,214

           Turkey - 0.26%
2,829,705  Turkcell Iletisim Hizmetleri A.S.          $   14,016
    1,263  Turkcell Iletisim Hizmetleri A.S., ADR *       15,914
   19,615  Turkiye Garanti Bankasi A.S., ADR * (C)        19,727
17,208,025 Yapi ve Kredi Bankasi A.S.                     31,284
                                                          80,941

           United Kingdom - 15.23%
   83,700  Ashtead Group PLC                              92,409
   63,900  BAE Systems PLC                               310,044
   45,800  BP Amoco PLC                                  369,262
   52,190  British Telecommunications PLC                263,841
   43,500  Cadbury Schweppes PLC                         270,464
   21,400  Collins Stewart Holdings PLC                   98,548
   42,700  Diageo PLC                                    425,838
    7,788  Euromoney Institutional Investor PLC           31,112
   21,614  FKI PLC                                        48,354
   51,300  HSBC Holdings PLC                             561,535
  155,400  Kidde PLC                                     124,162
   17,300  Luminar PLC                                   205,578
   15,073  Man Group PLC                                 242,614
   19,500  Misys PLC                                      73,652
   27,700  National Grid Group PLC                       196,370
   19,600  Northgate PLC                                 123,573
   41,000  Old Mutual PLC                                 64,623
    5,700  Signet Group PLC, ADR                         151,050
   26,333  Singer & Friedlander Group PLC                 79,568
    3,100  South African Breweries PLC Ord.               19,185
   13,300  South African Breweries PLC                    82,869
   12,588  SSL International PLC                          95,273
   92,800  Tesco PLC                                     326,916
   11,400  Trinity Mirror PLC                             65,167
  147,700  Vodafone Group PLC                            341,157
                                                       4,663,164

           Venezuela - 0.23%
    3,100  Compania Anonima Nacional
           Telefonos de Venezuela, ADR                    70,060

           Total Common Stocks                        28,904,955
           ( Cost $35,028,141 )

PREFERRED STOCKS - 1.09%
           Brazil - 0.56%
15,795,104 Banco Bradesco, S.A.                       $   59,919
1,748,000  Banco Itau, S.A.                              110,948
                                                         170,867

           Germany - 0.53%
    3,800  Fielmann AG                                   135,144
    5,200  ProSiebenSat.1 Media AG                        27,595
                                                         162,739

           Total Preferred Stocks                        333,606
           ( Cost $335,088 )

WARRANTS AND RIGHTS - 0.01%

           Singapore - 0.01%
    4,100  Want Want Holdings, Ltd. *                      2,439

           Total Warrants and Rights                       2,439
           ( Cost $205 )

Par Value

CERTIFICATE OF DEPOSIT - 3.91%

           United States - 3.91%
$1,196,771 State Street Eurodollar                     1,196,771

           Total Certificate of Deposit                1,196,771
           ( Cost $1,196,771 )

TOTAL INVESTMENTS  - 99.42%                           30,437,771
( Cost $36,560,205** )
NET OTHER ASSETS AND LIABILITIES  - 0.58%                177,826
TOTAL NET ASSETS  - 100.00%                       $   30,615,597

     *    Non-income producing.
     **   Aggregate cost for Federal tax purposes was $36,593,835.
     (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
     ADR  American Depository Receipt.
     GDR  Global Depository Receipt.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets:   % of Net Assets
           Banks                                        11.40%
           Financial Services                            8.80%
           Communication Services                        8.20%
           Drugs & Healthcare                            6.70%
           Food & Beverages                              5.90%
           Oil & Gas                                     4.70%
           Electronics                                   4.00%
           Certificate of Deposit                        3.91%
           Insurance                                     3.60%
           Electric Utilities                            3.20%
           Telecommunications                            3.20%
           Business Services                             3.20%
           Household Appliances & Home Furnishings       3.00%
           Retail Trade                                  2.40%
           Oil-Domestic                                  2.20%
           Computers & Business Equipment                2.20%
           Automobiles                                   2.10%
           Mining                                        1.90%
           Chemicals                                     1.70%
           Railroads & Equipment                         1.70%
           Retail Grocery                                1.30%
           Gas & Pipeline Utilities                      1.30%
           Telecommunications - Cellular Wireless        1.10%
           Cosmetics & Toiletries                        1.10%
           Construction & Mining Equipment               1.10%
           Paper                                         1.10%
           Aerospace                                     1.00%
           Publishing                                    0.90%
           Leisure Time                                  0.90%
           Software                                      0.80%
           Hotels & Restaurants                          0.70%
           Construction Materials                        0.70%
           Electrical Equipment                          0.61%
           Net Other Assets and Liabilities              0.58%
           Bio/Specialty Pharmacy                        0.50%
           Tobacco                                       0.50%
           Miscellaneous                                 0.40%
           Apparel & Textiles                            0.40%
           Conglomerates                                 0.30%
           Industrial Machinery                          0.20%
           Manufacturing                                 0.20%
           Household Products                            0.20%
           Television                                    0.10%
                                                       100.00%

                      Statements of Assets and Liabilities

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      21,102,563         $      58,758,107         $      188,404,590
Net unrealized appreciation (depreciation)                               --                 2,371,125                 (7,871,229)
       Total investments at value                                21,102,563                61,129,232                180,533,361
Cash                                                                     --                        --                         --
Foreign currency (Cost $3,699, $7,495 and $94,475) (Note 2)              --                        --                         --
Receivables:
   Investments sold                                                      --                 1,572,800                  2,077,173
   Fund shares sold                                                  33,699                   369,707                    477,102
   Dividends and interest                                            17,478                   746,788                    972,141
   Due from Advisor, net                                              4,680                        --                         --
Net unrealized appreciation on forward currency contracts                --                        --                         --
Prepaid registration fees                                            12,876                    13,001                     15,051
Deferred organization and offering costs                              9,740                     9,740                      9,740
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  21,181,036                63,841,268                184,084,568
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Payables:
   Investments purchased                                                 --                 3,472,302                  6,456,190
   Due to Advisor, net                                                   --                       987                     22,350
   Fund shares repurchased                                           77,823                    15,376                    124,985
   Upon return of securities loaned (Note 7)                             --                   366,000                 23,422,528
   Administration and transfer agent fees                             4,996                    10,200                     35,913
   Distribution fees - Class B                                        5,854                    18,488                     58,194
   Shareholder servicing fees                                            --                    11,874                     35,833
Accrued expenses and other payables                                  13,282                    14,147                     37,738
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                            101,955                 3,909,374                 30,193,731
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      21,079,081         $      59,931,894         $      153,890,837
                                                  ========================= =========================  =========================

NET ASSETS consist of:
   Paid-in capital                                        $      21,060,563         $      57,880,494         $      161,897,525
   Accumulated undistributed (distributions in excess of)
     net investment income                                           18,518                    50,080                     32,890
   Accumulated net realized gain (loss) on investments sold
     and foreign currency related transactions                           --                  (369,805)                  (168,349)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                                      --                 2,371,125                 (7,871,229)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      21,079,081         $      59,931,894         $      153,890,837
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets                                             $      11,508,349         $      28,813,122         $       61,836,359
   Shares of beneficial interest outstanding                     11,518,919                 2,816,164                  5,480,259
   NET ASSET VALUE and redemption price per share         $            1.00         $           10.23         $            11.28
   Sales charge of offering price*                                    0.056                      0.46                       0.63
                                                  ------------------------- -------------------------  -------------------------
   Maximum offering price per share                       $           1.056         $           10.69         $            11.91
                                                  ========================= =========================  =========================

Class B Shares:
   Net Assets                                             $       9,570,732         $      31,118,772         $       92,054,478
   Shares of beneficial interest outstanding                      9,577,096                 3,040,234                  8,151,917
   NET ASSET VALUE and redemption price per share**       $            1.00         $           10.24         $            11.29
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                      Statements of Assets and Liabilities

                                                                High Income             Growth and           Capital
                                                                    Fund               Income Fund        Appreciation Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      34,542,168        $      201,447,446         $      179,446,676
Net unrealized appreciation (depreciation)                       (3,735,086)              (20,166,306)               (13,789,265)
       Total investments at value                                30,807,082               181,281,140                165,657,411
Cash                                                                 25,773                        --                         --
Foreign currency (Cost $3,699, $7,495 and $94,475)(Note 2)            3,736                        --                         --
Receivables:
   Investments sold                                                  94,386                        --                         --
   Fund shares sold                                                  47,441                   235,582                    377,881
   Dividends and interest                                           609,846                   115,632                     68,096
   Due from Advisor, net                                              1,394                        --                         --
Net unrealized appreciation on forward currency contracts             1,112                        --                         --
Prepaid registration fees                                            12,701                    16,276                     15,901
Deferred organization and offering costs                              9,740                     9,740                      9,740
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  31,613,211               181,658,370                166,129,029
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Payables:
   Investments purchased                                            205,214                 1,169,961                  2,436,582
   Due to Advisor, net                                                   --                    10,311                      2,544
   Fund shares repurchased                                           28,060                   145,842                     66,271
   Upon return of securities loaned (Note 7)                      5,306,722                27,112,072                  1,002,318
   Administration and transfer agent fees                             7,518                    55,423                     49,664
   Distribution fees - Class B                                        9,419                    62,940                     45,966
   Shareholder servicing fees                                         5,375                    33,051                     27,944
Accrued expenses and other payables                                  49,485                    22,257                     29,486
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                          5,611,793                28,611,857                 33,660,775
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      26,001,418        $      153,046,513         $      132,468,254
                                                  ========================= =========================  =========================


NET ASSETS consist of:
   Paid-in capital                                        $      32,288,403        $      178,302,549         $      146,817,741
   Accumulated undistributed (distributions in excess of)
     net investment income                                          139,826                        --                         --
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                       (2,692,857)               (5,089,730)                  (560,222)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                              (3,733,954)              (20,166,306)               (13,789,265)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      26,001,418        $      153,046,513         $      132,468,254
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets
   Shares of beneficial interest outstanding              $      10,938,759        $       55,965,674         $       59,800,846
   NET ASSET VALUE and redemption price per share                 1,534,699                 5,024,912                  4,668,182
   Sales charge of offering price*                        $            7.13        $            11.14         $            12.81
                                                                       0.32                      0.62                       0.72
   Maximum offering price per share               ------------------------- -------------------------  -------------------------
                                                          $            7.45        $            11.76         $            13.53
                                                  ========================= =========================  =========================


Class B Shares:
   Net Assets                                             $      15,062,659        $       97,080,839         $       72,667,408
   Shares of beneficial interest outstanding                      2,108,869                 8,810,490                  5,822,045
   NET ASSET VALUE and redemption price per share**       $            7.14        $            11.02         $            12.48
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                      Statements of Assets and Liabilities

                                                                  Mid-Cap         Emerging Growth           International Stock
                                                                   Fund                  Fund                        Fund

   ASSETS:
Investments (Note 2):
Investments at cost                                       $      26,804,048        $       26,973,305         $       36,560,205
Net unrealized appreciation (depreciation)                       (1,354,345)               (1,773,761)                (6,122,434)
       Total investments at value                                25,449,703                25,199,544                 30,437,771
Cash                                                                     --                    38,531                         --
Foreign currency (Cost $3,699, $7,495 and $94,475)(Note 2)               --                     7,434                     92,755
Receivables:
   Investments sold                                                 303,271                   281,450                         --
   Fund shares sold                                                 180,122                    32,625                     26,039
   Dividends and interest                                            12,840                     5,508                    108,085
   Due from Advisor, net                                              5,368                    15,834                         --
Net unrealized appreciation on forward currency contracts                --                       138                         --
Prepaid registration fees                                             4,051                     5,051                     13,001
Deferred organization and offering costs                              8,045                        --                      9,740
                                                  -------------------------  ------------------------  -------------------------
   Total Assets                                                  25,963,400                25,586,115                 30,687,391
                                                  -------------------------  ------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                  2,061                        --                         --
Payables:
   Investments purchased                                            477,719                   272,805                     20,322
   Due to Advisor, net                                                   --                        --                      4,224
   Fund shares repurchased                                           30,563                     5,878                      1,773
   Upon return of securities loaned (Note 7)                      3,879,995                 5,091,475                         --
   Administration and transfer agent fees                             6,833                    12,821                     12,675
   Distribution fees - Class B                                        3,709                     4,327                      3,037
   Shareholder servicing fees                                         4,393                     4,240                      6,381
Accrued expenses and other payables                                  20,744                    28,836                     23,382
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                          4,426,017                 5,420,382                     71,794
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      21,537,383        $       20,165,733         $       30,615,597
                                                  ========================= =========================  =========================


NET ASSETS consist of:
   Paid-in capital                                        $      22,899,118        $       40,833,265         $       42,646,724
   Accumulated undistributed (distributions in excess of)
     net investment income                                            4,434                      (138)                        --
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                          (11,824)              (18,893,759)                (5,906,206)
   Net unrealized appreciation (depreciation) of investments
     (including appreciation (depreciation) of foreign
     currency related transactions)                              (1,354,345)               (1,773,635)                (6,124,921)
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      21,537,383        $       20,165,733         $       30,615,597
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets
   Shares of beneficial interest outstanding              $      15,345,179        $       13,263,245         $       25,828,943
   NET ASSET VALUE and redemption price per share                 1,619,176                 3,105,813                  3,533,565
   Sales charge of offering price*                        $            9.48        $             4.27         $             7.31
                                                                       0.53                      0.24                       0.41
   Maximum offering price per share               ------------------------- -------------------------  -------------------------
                                                          $           10.01        $             4.51         $             7.72
                                                  ========================= =========================  =========================


Class B Shares:
   Net Assets                                             $       6,192,204        $        6,902,488         $        4,786,654
   Shares of beneficial interest outstanding                        656,576                 1,636,016                    660,612
   NET ASSET VALUE and redemption price per share**       $            9.43        $             4.22         $             7.25
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

          Statements of Operations For the Year Ended October 31, 2001

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund
INVESTMENT INCOME:
   Dividends                                              $              --         $              --         $          810,454
   Interest                                                         588,997                 2,348,391                  3,626,848
       Less: Foreign taxes withheld                                      --                        --                     (5,124)
   Securities lending income (Note 7)                                    --                       454                      3,487
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      588,997                 2,348,845                  4,435,665
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                             52,255                   182,460                    790,296
Administration and transfer agent fees (Note 3)                      56,049                   106,810                    365,844
Registration expenses                                                19,857                    23,790                     49,352
Custodian and accounting fees                                        11,465                    26,271                     56,592
Professional fees                                                     8,690                    13,687                     15,972
Reports to shareholder expense                                        3,569                    10,469                     33,447
Trustees' fees                                                          240                     1,386                      2,929
Distribution fees - Class B (Note 3)                                 40,341                   134,530                    599,914
Shareholder servicing fees - Class A (Note 3)                            --                    46,388                    103,910
Shareholder servicing fees - Class B (Note 3)                            --                    44,843                    199,981
Amortization of organization and offering costs                       8,402                     8,402                      8,402
Other expenses                                                        2,371                     4,341                     12,365
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              203,239                   603,377                  2,239,004
   Less reimbursement (Note 3)                                      (90,801)                 (140,301)                  (298,079)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       112,438                   463,076                  1,940,925
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        476,559                 1,885,769                  2,494,740
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                                    1,543                   454,653                    324,720
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)            --                 2,228,685                (15,069,207)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                      1,543                 2,683,338                (14,744,487)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $         478,102         $       4,569,107         $      (12,249,747)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

          Statements of Operations For the Year Ended October 31, 2001

                                                                High Income                Growth and              Capital
                                                                   Fund                   Income Fund          Appreciation Fund

INVESTMENT INCOME:
   Dividends                                                       $ 41,208        $        2,349,580         $          841,887
   Interest                                                       2,500,899                   191,527                    188,137
       Less: Foreign taxes withheld                                    (162)                  (16,412)                    (3,112)
   Securities lending income (Note 7)                                   880                     3,617                      4,032
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                    2,542,825                 2,528,312                  1,030,944
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                            130,088                   867,814                    855,457
Administration and transfer agent fees (Note 3)                      95,255                   586,183                    497,156
Registration expenses                                                19,448                    49,542                     48,281
Custodian and accounting fees                                        55,125                    41,327                     39,158
Professional fees                                                    19,937                    17,944                     21,354
Reports to shareholder expense                                        6,057                    43,612                     32,675
Trustees' fees                                                          706                     5,222                      3,593
Distribution fees - Class B (Note 3)                                105,495                   802,415                    517,251
Shareholder servicing fees - Class A (Note 3)                        23,966                   126,883                    112,745
Shareholder servicing fees - Class B (Note 3)                        35,165                   267,501                    172,417
Amortization of organization and offering costs                       8,402                     8,402                      8,402
Other expenses                                                        2,684                    18,574                     11,799
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              502,328                 2,835,419                  2,320,288
   Less reimbursement (Note 3)                                     (160,158)                 (454,597)                  (430,721)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       342,170                 2,380,822                  1,889,567
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                      2,200,655                   147,490                   (858,623)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                               (2,071,907)               (3,581,030)                   (88,162)
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)      (900,341)              (33,460,157)               (29,034,662)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                 (2,972,248)              (37,041,187)               (29,122,824)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                           $      (771,593)       $      (36,893,697)        $      (29,981,447)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

          Statements of Operations For the Year Ended October 31, 2001

                                                                  Mid-Cap           Emerging Growth         International Stock
                                                                  Fund (1)              Fund                       Fund

INVESTMENT INCOME:
   Dividends                                              $         128,037        $          102,606         $          769,284
   Interest                                                          22,513                    75,754                     40,587
       Less: Foreign taxes withheld                                      --                    (1,101)                   (88,142)
   Securities lending income (Note 7)                                   829                     1,054                         --
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      151,379                   178,313                    721,729
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                            100,869                   180,003                    368,692
Administration and transfer agent fees (Note 3)                      46,430                   137,470                    128,096
Registration expenses                                                 8,087                    26,160                     20,134
Custodian and accounting fees                                        28,965                   129,304                    102,976
Professional fees                                                    11,222                    13,442                     22,543
Reports to shareholder expense                                        3,145                     7,737                      8,811
Trustees' fees                                                          350                       709                        173
Distribution fees - Class B (Note 3)                                 16,076                    58,711                     41,384
Shareholder servicing fees - Class A (Note 3)                        21,186                    40,428                     73,961
Shareholder servicing fees - Class B (Note 3)                         5,359                    19,582                     13,794
Amortization of organization and offering costs                      15,922                     7,557                      8,402
Other expenses                                                        1,190                     4,786                      2,867
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                              258,801                   625,889                    791,833
   Less reimbursement (Note 3)                                     (94,077)                  (278,988)                  (187,608)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                       164,724                   346,901                    604,225
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        (13,345)                 (168,588)                   117,504
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including
     net realized gain on foreign currency related
     transactions)                                                  (11,839)              (12,090,030)                (3,933,175)
   Net change in unrealized appreciation (depreciation)
     on investments (including net unrealized appreciation
     (depreciation) on foreign currency related transactions)    (1,354,345)               (2,866,802)                (5,132,090)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                 (1,366,184)              (14,956,832)                (9,065,265)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $      (1,379,529)       $      (15,125,420)        $       (8,947,761)
                                                  ========================= =========================  =========================

(1) Fund commenced investment operations on February 28, 2001.

                       Statements of Changes in Net Assets

                                                                   Cash Reserves                            Bond
                                                                       Fund                                 Fund

                                                            Year Ended       Year Ended          Year Ended        Year Ended
                                                         October 31, 2001 October 31, 2000    October 31, 2001  October 31, 2000

NET ASSETS at beginning of period                       $      7,968,979  $     7,981,951     $    24,261,094  $     15,498,925
                                                        ----------------  ---------------     ---------------  ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         476,559          415,295           1,885,769         1,033,194
   Net realized gain (loss)                                        1,543              (63)            454,653          (452,538)
   Net change in unrealized appreciation (depreciation)               --               --           2,228,685           169,747
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets from operations         478,102          415,232           4,569,107           750,403
                                                        ----------------  ---------------     ---------------  ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                    (316,064)        (272,200)         (1,025,122)         (525,490)
     Class B                                                    (176,874)        (143,125)           (848,018)         (508,730)
   Net realized gains
     Class A                                                          --               --                  --                --
     Class B                                                          --               --                  --                --
                                                        ----------------  ---------------     ---------------  ----------------
     Total distributions                                        (492,938)        (415,325)         (1,873,140)       (1,034,220)
                                                        ----------------  ---------------     ---------------  ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              12,283,394        5,234,906          14,831,688         6,976,002
     Issued to shareholders in reinvestment of distributions     315,621          271,074           1,009,640           514,391
     Shares redeemed                                          (6,186,298)      (4,882,011)         (1,660,691)       (2,060,463)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase from capital share transactions              6,412,717          623,969          14,180,637         5,429,930
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                              10,789,920        3,541,946          20,417,680         5,238,219
     Issued to shareholders in reinvestment of distributions     165,658          140,677             783,880           473,758
     Shares redeemed                                          (4,243,357)      (4,319,471)         (2,407,364)       (2,095,921)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decease) from capital share
      transactions                                             6,712,221         (636,848)         18,794,196         3,616,056
                                                        ----------------  ---------------     ---------------  ----------------
Total increase (decrease) in net assets                       13,110,102          (12,972)         35,670,800         8,762,169
                                                        ----------------  ---------------     ---------------  ----------------

NETASSETS at end of period (including line A)           $     21,079,081  $     7,968,979     $    59,931,894  $     24,261,094
                                                        ================  ===============     ===============  ================

(A) Undistributed (distributions in excess of) net
  investment income                                     $        18,518   $        31,584     $        50,080  $         20,068
                                                        ================  ===============     ===============  ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                              12,284,411        5,234,891           1,494,449           728,394
     Issued to shareholders in reinvestment of distributions     315,621          271,062             102,021            53,722
     Shares redeemed                                          (6,186,330)      (4,881,981)           (167,779)         (214,902)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase in shares outstanding                        6,413,702          623,972           1,428,691           567,214
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                              10,790,897        3,541,848           2,057,074           545,816
     Issued to shareholders in reinvestment of distributions     165,658          140,622              79,086            49,469
     Shares redeemed                                          (4,243,357)      (4,319,316)           (242,869)         (218,789)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) in shares outstanding             6,713,198         (636,846)          1,893,291           376,496
                                                        ----------------  ---------------     ---------------  ----------------

                      Statements of Changes in Net Assets

                                                                        Balanced                          High Income
                                                                         Fund                                 Fund

                                                              Year Ended       Year Ended          Year Ended         Year Ended
                                                        October 31, 2001 October 31, 2000    October 31, 2001   October 31, 2000

NET ASSETS at beginning of period                        $    90,756,675 $     46,560,118    $     20,665,369    $    17,278,309
                                                         --------------- ----------------    ----------------    ---------------

Increase (decrease) in net assets from operations:
   Net investment income                                       2,494,740        1,510,279           2,200,655          1,702,789
   Net realized gain (loss)                                      324,720         (244,076)         (2,071,907)          (258,795)
   Net change in unrealized appreciation (depreciation)      (15,069,207)       3,278,145            (900,341)        (1,783,785)
                                                        ---------------  ----------------    ----------------    ---------------
   Net increase (decrease) in net assets from operations     (12,249,747)       4,544,348            (771,593)          (339,791)
                                                         --------------- ----------------    ----------------    ---------------

Distributions to shareholders from:
   Net investment income                                      (1,076,606)        (559,926)           (935,780)          (765,887)
     Class A                                                  (1,429,673)        (946,179)         (1,266,039)          (928,501)
     Class B
   Net realized gains                                                 --         (105,600)                 --                 --
     Class A                                                          --         (237,904)                 --                 --
     Class B                                             --------------- ----------------    ----------------    ---------------
                                                              (2,506,279)      (1,849,609)         (2,201,819)        (1,694,388)
     Total distributions                                 --------------- ----------------    ----------------    ---------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              44,717,880       15,089,626           3,735,460          1,545,554
     Issued to shareholders in reinvestment of distributions   1,071,165          658,892             905,633            735,562
     Shares redeemed                                          (5,714,452)      (4,812,012)           (890,153)          (924,681)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions             40,074,593       10,936,506           3,750,940          1,356,435
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                              48,621,621       36,064,441           5,986,897          5,816,822
     Issued to shareholders in reinvestment of distributions   1,400,125        1,163,242             937,999            702,434
     Shares redeemed                                         (12,206,151)      (6,662,371)         (2,366,375)        (2,454,452)
                                                         --------------- ----------------    ----------------    ---------------

     Net increase (decease) from capital share                37,815,595       30,565,312           4,558,521          4,064,804
      transactions                                       --------------- ----------------    ----------------    ---------------
                                                              63,134,162       44,196,557           5,336,049          3,387,060
Total increase (decrease) in net assets                  --------------- ----------------    ----------------    ---------------

NET ASSETS at end of period (including line A)           $   153,890,837 $     90,756,675    $     26,001,418    $    20,665,369
                                                         =============== ================    ================    ===============

(A) Undistributed (distributions in excess of) net
  investment income                                      $        32,890 $         11,140    $        139,826    $        76,204
                                                         =============== ================    ================    ===============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               3,732,153        1,208,487             485,384            178,683
     Issued to shareholders in reinvestment of distributions      89,954           48,399             118,887             86,177
     Shares redeemed                                            (482,481)        (386,189)           (115,869)          (105,782)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                        3,339,626          870,697             488,402            159,078
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                               4,045,142        2,871,367             768,870            668,629
     Issued to shareholders in reinvestment of distributions     117,087           93,064             122,861             81,293
     Shares redeemed                                          (1,037,965)        (530,736)           (309,079)          (279,222)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase (decrease) in shares outstanding             3,124,264        2,433,695             582,652            470,700
                                                          -------------- ----------------    ----------------    ---------------

                      Statements of Changes in Net Assets

                                                                Growth and Income
                                                                      Fund

                                                           Year Ended        Year Ended
                                                         October 31, 2001  October 31, 2000

NET ASSETS at beginning of period                        $   153,786,144 $     81,501,997
                                                         --------------- ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         147,490           12,106
   Net realized gain (loss)                                   (3,581,030)      (1,195,785)
   Net change in unrealized appreciation (depreciation)      (33,460,157)       7,385,906
                                                         --------------- ----------------
   Net increase (decrease) in net assets from operations     (36,893,697)       6,202,227
                                                         --------------- ----------------
Distributions to shareholders from:
   Net investment income                                      (211,027)          (87,911)
     Class A                                                          --          (35,566)
     Class B
   Net realized gains                                                 --          (39,692)
     Class A                                                          --          (89,517)
     Class B                                             --------------- ----------------
                                                                (211,027)        (252,686)
     Total distributions                                 --------------- ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              28,203,036       25,493,468
     Issued to shareholders in reinvestment of distributions     208,105          127,180
     Shares redeemed                                          (7,565,418)      (6,358,513)
                                                         --------------- ----------------
     Net increase from capital share transactions             20,845,723       19,262,135
                                                         --------------- ----------------
   Class B Shares
     Shares sold                                              33,228,377       57,537,601
     Issued to shareholders in reinvestment of distributions          --          123,944
     Shares redeemed                                         (17,709,007)     (10,589,074)
                                                         --------------- ----------------

     Net increase (decease) from capital share               15,519,370       47,072,471
      transactions                                       --------------- ----------------
                                                                (739,631)      72,284,147
Total increase (decrease) in net assets                  --------------- ----------------

NET ASSETS at end of period (including line A)           $   153,046,513 $    153,786,144
                                                         =============== ================

(A) Undistributed (distributions in excess of) net
  investment income                                      $            -- $             --
                                                         =============== ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               2,274,905        1,846,869
     Issued to shareholders in reinvestment of distributions      16,218            9,353
     Shares redeemed                                           (607,809)        (455,758)
                                                         --------------- ----------------
     Net increase in shares outstanding                        1,683,314        1,400,464
                                                         --------------- ----------------
   Class B Shares
     Shares sold                                               2,609,700        4,170,579
     Issued to shareholders in reinvestment of distributions          --            9,343
     Shares redeemed                                          (1,448,428)        (767,441)
                                                         --------------- ----------------
     Net increase (decrease) in shares outstanding             1,161,272        3,412,481
                                                          -------------- ----------------

                      Statements of Changes in Net Assets

                                                               Capital Appreciation                        Mid-Cap
                                                                       Fund                                 Fund

                                                            Year Ended       Year Ended                 Period Ended
                                                         October 31, 2001 October 31, 2000           October 31, 2001(1)

NET ASSETS at beginning of period                       $     92,970,739  $    36,824,494            $             --
                                                        ----------------  ---------------            ----------------

Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (858,623)        (444,518)                    (13,345)
   Net realized gain (loss)                                      (88,162)         114,311                     (11,839)
   Net change in unrealized appreciation (depreciation)      (29,034,662)       9,962,008                  (1,354,345)
                                                        ----------------  ---------------            ----------------
   Net increase (decrease) in net assets from operations     (29,981,447)       9,631,801                  (1,379,529)
                                                        ----------------  ---------------            ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --                          --
     Class B                                                          --               --                          --
   Net realized gains
     Class A                                                          --          (14,447)                         --
     Class B                                                          --          (26,348)                         --
                                                        ----------------  ---------------            ----------------
     Total distributions                                              --          (40,795)                         --
                                                        ----------------  ---------------            ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                              40,362,213       23,430,373                  16,428,330
     Issued to shareholders in reinvestment of distributions          --           14,391                          --
     Shares redeemed                                          (4,729,322)      (4,619,423)                   (160,789)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             35,632,891       18,825,341                  16,267,541
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                              43,067,242       32,183,438                   6,908,680
     Issued to shareholders in reinvestment of distributions          --           26,124                          --
     Shares redeemed                                          (9,221,171)      (4,479,664)                   (259,309)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             33,846,071       27,729,898                   6,649,371
                                                        ----------------  ---------------            ----------------
Total increase (decrease) in net assets                       39,497,515       56,146,245                  21,537,383
                                                        ----------------  ---------------            ----------------

NET ASSETS at end of period (including line A)          $    132,468,254  $    92,970,739            $     21,537,383
                                                        ================  ===============            ================

(A) Undistributed (distributions in excess of) net
     investment income                                  $            --   $            --                      $4,434
                                                        ================  ===============            ================


OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               2,809,993        1,508,464                   1,635,961
     Issued to shareholders in reinvestment of distributions          --              997                          --
     Shares redeemed                                            (325,472)        (293,733)                    (16,785)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        2,484,521        1,215,728                   1,619,176
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                               2,941,139        2,091,342                     683,257
     Issued to shareholders in reinvestment of distributions          --            1,827                          --
     Shares redeemed                                            (657,868)        (294,032)                    (26,681)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        2,283,271        1,799,137                     656,576
                                                        ----------------  ---------------            ----------------

(1) Fund commenced investment operations on February 28, 2001.
(2) Fund commenced investment operations on February 29, 2000.

                       Statements of Changes in Net Assets


                                                                 Emerging Growth                      International Stock
                                                                       Fund                               Fund

                                                              Year Ended     Period Ended        Year Ended        Year Ended
                                                        October 31, 2001 October 31, 2000(2) October 31, 2001   October 31, 2000

NET ASSETS at beginning of period                        $    29,397,251 $             --    $     37,567,387    $    36,540,092
                                                         --------------- ----------------    ----------------    ---------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (168,588)         (98,296)            117,504            132,129
   Net realized gain (loss)                                  (12,090,030)      (6,811,319)         (3,933,175)        (1,881,318)
   Net change in unrealized appreciation (depreciation)       (2,866,802)       1,093,167          (5,132,090)        (2,065,004)
                                                         --------------- ----------------    ----------------    ---------------
   Net increase (decrease) in net assets from operations     (15,125,420)      (5,816,448)         (8,947,761)        (3,814,193)
                                                         --------------- ----------------    ----------------    ---------------
Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --            (224,139)          (440,689)
     Class B                                                          --               --              (3,445)           (23,618)
   Net realized gains
     Class A                                                          --               --                  --         (2,379,485)
     Class B                                                          --               --                  --           (255,311)
                                                         --------------- ----------------    ----------------    ---------------
     Total distributions                                              --               --            (227,584)        (3,099,103)
                                                         --------------- ----------------    ----------------    ---------------
Capital Stock transactions:
   Class A Shares
     Shares sold                                               3,999,384       25,755,958           2,135,362          2,588,770
     Issued to shareholders in reinvestment of distributions          --               --             131,201          2,819,698
     Shares redeemed                                          (1,228,403)        (186,109)           (803,045)          (482,865)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions              2,770,981       25,569,849           1,463,518          4,925,603
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                               4,539,979        9,908,820           1,727,460          3,486,182
     Issued to shareholders in reinvestment of distributions          --               --               3,391            276,979
     Shares redeemed                                          (1,417,058)        (264,970)           (970,814)          (748,173)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase from capital share transactions              3,122,921        9,643,850             760,037          3,014,988
                                                         --------------- ----------------    ----------------    ---------------
Total increase (decrease) in net assets                       (9,231,518)      29,397,251          (6,951,790)         1,027,295
                                                         --------------- ----------------    ----------------    ---------------

NET ASSETS at end of period (including line A)           $    20,165,733 $     29,397,251    $     30,615,597    $    37,567,387
                                                         =============== ================    ================    ===============

(A) Undistributed (distributions in excess of) net       $          (138)$             --    $             --    $        24,450
     investment income                                   =============== ================    ================    ===============

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                 700,809        2,656,627             253,466            247,409
     Issued to shareholders in reinvestment of distributions          --               --              15,982            255,360
     Shares redeemed                                            (230,590)         (21,033)            (93,092)           (46,500)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                          470,219        2,635,594             176,356            456,269
                                                         --------------- ----------------    ----------------    ---------------
   Class B Shares
     Shares sold                                                 805,359        1,137,730             197,258            334,355
     Issued to shareholders in reinvestment of distributions          --               --                 416             25,337
     Shares redeemed                                            (276,029)         (31,044)           (117,041)           (72,000)
                                                         --------------- ----------------    ----------------    ---------------
     Net increase in shares outstanding                          529,330        1,106,686              80,633            287,692
                                                         --------------- ----------------    ----------------    ---------------

(1) Fund commenced investment operations on February 28, 2001.
(2) Fund commenced investment operations on February 29, 2000.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                               CASH RESERVES FUND

                                                        Year Ended            Year Ended            Year Ended         Inception(a)
                                                        10/31/2001            10/31/2000            10/31/1999        to 10/31/1998

Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $        1.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.06                  0.05                 0.04

       Total from investment operations                       0.04                  0.06                  0.05                 0.04


   Less Distributions:
     Distributions from net investment income                (0.04)                (0.06)                (0.05)               (0.04)

       Total distributions                                   (0.04)                (0.06)                (0.05)               (0.04)

Net increase in net asset value                                 --                    --                    --                   --

Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $        1.00


Total Return+                                                 4.50%                 5.77%                 4.60%            4.21%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    11,508           $     5,104           $     4,481        $       4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.25%                 2.07%                 2.63%            4.76%(2)
   After reimbursement of expenses by Advisor                 0.55%                 0.55%                 0.55%            0.55%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                3.26%                 4.09%                 2.33%            0.67%(2)
   After reimbursement of expenses by Advisor                 3.96%                 5.61%                 4.41%            4.88%(2)





Net Asset Value, Beginning of Period                   $      1.00           $      1.00           $      1.00        $        1.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.05                  0.04                 0.03

       Total from investment operations                       0.04                  0.05                  0.04                 0.03


   Less Distributions:
     Distributions from net investment income                (0.04)                (0.05)                (0.04)               (0.03)

       Total distributions                                   (0.04)                (0.05)                (0.04)               (0.03)

Net increase in net asset value                              --                    --                    --                   --

Net Asset Value, End of Period                         $      1.00           $      1.00           $      1.00        $        1.00


Total Return+                                                 3.72%                 4.97%                 3.81%            3.50%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     9,571           $     2,865           $     3,501        $         894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.00%                 2.82%                 3.38%            5.51%(2)
   After reimbursement of expenses by Advisor                 1.30%                 1.30%                 1.30%            1.30%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                2.51%                 3.34%                 1.84%          (0.08)%(2)
   After reimbursement of expenses by Advisor                 3.21%                 4.86%                 3.92%            4.13%(2)

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                    BOND FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999          to 10/31/1998

Net Asset Value, Beginning of Period                   $      9.57           $    9.74             $     10.14        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.55                  0.63                  0.51                 0.45
     Net realized and unrealized gain (loss) on
     investments                                              0.67                 (0.17)                (0.35)                0.14

       Total from investment operations                       1.22                  0.46                  0.16                 0.59

   Less Distributions:
     Distributions from net investment income                (0.56)                (0.63)                (0.51)               (0.45)
     Distributions from capital gains                           --                    --                 (0.05)                  --

       Total distributions                                   (0.56)                (0.63)                (0.56)               (0.45)

Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.40)                0.14

Net Asset Value, End of Period                               10.23                  9.57                  9.74  $             10.14


Total Return+                                                13.07%                 4.89%                 1.60%             6.08%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     28,813          $     13,279          $      7,991       $        4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.28%                 1.66%                 2.02%             4.83%(2)
   After reimbursement of expenses by Advisor                 0.90%                 0.90%                 0.90%             0.60%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                5.15%                 5.76%                 4.06%             1.14%(2)
   After reimbursement of expenses by Advisor                 5.53%                 6.52%                 5.18%             5.37%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%




Net Asset Value, Beginning of Period                   $      9.58           $      9.75           $     10.14        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.48                  0.55                  0.44                 0.39
     Net realized and unrealized gain (loss)
     on investments                                           0.66                 (0.17)               (0.35)                 0.14

       Total from investment operations                       1.14                  0.38                  0.09                 0.53

   Less Distributions:
     Distributions from net investment income                (0.48)                (0.55)                (0.44)               (0.39)
     Distributions from capital gains                           --                    --                 (0.04)                  --

       Total distributions                                   (0.48)                (0.55)                (0.48)               (0.39)

Net increase (decrease) in net asset value                    0.66                 (0.17)                (0.39)                0.14

Net Asset Value, End of Period                         $     10.24           $      9.58           $      9.75        $       10.14


Total Return+                                                12.23%                 4.10%                 0.94%             5.36%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    31,119           $     10,982          $      7,508       $        2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.03%                 2.41%                 2.77%             5.58%(2)
   After reimbursement of expenses by Advisor                 1.65%                 1.65%                 1.65%             1.35%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                4.40%                 5.01%                 3.46%             0.39%(2)
   After reimbursement of expenses by Advisor                 4.78%                 5.77%                 4.58%             4.62%(2)
Portfolio Turnover                                             109%                  366%                  725%                  95%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  BALANCED FUND

                                                  Year Ended            Year Ended            Year Ended          Inception(a)
                                                  10/31/2001            10/31/2000            10/31/1999           to 10/31/98

Class A

Net Asset Value, Beginning of Period                   $     12.65           $     12.05           $     10.68        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.30                  0.34                  0.27                 0.21
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38                 0.68

       Total from investment operations                      (1.07)                 1.03                  1.65                 0.89

   Less Distributions:
     Distributions from net investment income                (0.30)                (0.35)                (0.27)               (0.21)
     Distributions from capital gains                           --                 (0.08)                (0.01)                  --

       Total distributions                                   (0.30)                (0.43)                (0.28)               (0.21)

Net increase (decrease) in net asset value                   (1.37)                 0.60                  1.37                 0.68

Net Asset Value, End of Period                         $     11.28           $     12.65           $     12.05        $       10.68


Total Return+                                                (8.54)%                8.67%                15.58%             8.92%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    61,836           $     27,088          $     15,297       $       15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.35%                 1.28%                 1.47%             3.40%(2)
   After reimbursement of expenses by Advisor                 1.10%                 1.10%                 1.10%             1.10%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                2.30%                 2.65%                 1.99%             0.23%(2)
   After reimbursement of expenses by Advisor                 2.55%                 2.83%                 2.36%             2.53%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%


Class B

Net Asset Value, Beginning of Period                   $     12.66           $     12.05           $     10.68        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.21                  0.25                  0.18                 0.14
     Net realized and unrealized gain (loss)
     on investments                                          (1.37)                 0.69                  1.38                 0.68

       Total from investment operations                      (1.16)                 0.94                  1.56                 0.82

   Less Distributions:
     Distributions from net investment income                (0.21)                (0.25)                (0.18)               (0.14)
     Distributions from capital gains                        --                    (0.08)                (0.01)                --

       Total distributions                                   (0.21)                (0.33)                (0.19)               (0.14)

Net increase (decrease) in net asset value                   (1.37)                 0.61                  1.37                 0.68

Net Asset Value, End of Period                         $     11.29           $     12.66           $     12.05        $       10.68


Total Return+                                                (9.22)%                7.93%                14.72%             8.24%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     92,054          $     63,669          $     31,263       $        7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.10%                 2.03%                 2.22%             4.15%(2)
   After reimbursement of expenses by Advisor                 1.85%                 1.85%                 1.85%             1.85%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                1.55%                 1.90%                 1.25%           (0.52)%(2)
   After reimbursement of expenses by Advisor                 1.80%                 2.08%                 1.62%             1.78%(2)
Portfolio Turnover                                              57%                  187%                  349%                  60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

            Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                HIGH INCOME FUND


                                                  Year Ended            Year Ended            Year Ended           Inception(a)
  Class A                                         10/31/2001            10/31/2000            10/31/1999            to 10/31/1998


Net Asset Value, Beginning of Period                   $      8.02           $      8.88           $      8.85        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.74                  0.81                  0.80                 0.61
     Net realized and unrealized gain (loss)
     on investments                                          (0.88)                (0.86)                 0.06                (1.15)

       Total from investment operations                      (0.14)                (0.05)                 0.86                (0.54)

   Less Distributions:
     Distributions from net investment income                (0.75)                (0.81)                (0.80)               (0.61)
     Distributions from capital gains                           --                    --                 (0.03)                  --

       Total distributions                                   (0.75)                (0.81)                (0.83)               (0.61)

Net increase (decrease) in net asset value                   (0.89)                (0.86)                 0.03                (1.15)

Net Asset Value, End of Period                         $      7.13           $      8.02           $      8.88        $        8.85


Total Return+                                                (1.94)%               (0.81)%                9.69%           (5.78)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $     10,939          $      8,394          $      7,879       $        6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.68%                 1.62%                 1.97%             3.52%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                9.07%                 8.78%                 7.75%             4.95%(2)
   After reimbursement of expenses by Advisor                 9.75%                 9.40%                 8.72%             7.47%(2)
Portfolio Turnover                                              38%                   41%                   48%                  56%


Class B

Net Asset Value, Beginning of Period                   $      8.04           $      8.90           $      8.85        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.69                  0.75                  0.74                 0.55
     Net realized and unrealized gain (loss)
     on investments                                          (0.89)                (0.86)                0.06                 (1.15)

       Total from investment operations                      (0.20)                (0.11)                 0.80                (0.60)

   Less Distributions:
     Distributions from net investment income                (0.70)                (0.75)                (0.74)               (0.55)
     Distributions from capital gains                           --                    --                 (0.01)                  --

       Total distributions                                   (0.70)                (0.75)                (0.75)               (0.55)

Net increase (decrease) in net asset value                   (0.90)                (0.86)                 0.05                (1.15)

Net Asset Value, End of Period                         $      7.14           $      8.04           $      8.90        $        8.85


Total Return+                                                (2.77)%               (1.54)%               9.02%            (6.39)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    15,063           $    12,271           $     9,399        $       3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.43%                 2.37%                 2.72%             4.27%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income to average net
assets:
   Before reimbursement of expenses by Advisor                8.32%                 8.03%                 7.16%            4.20%(2)
   After reimbursement of expenses by Advisor                 9.00%                 8.65%                 8.13%             6.72%(2)
Portfolio Turnover                                              38%                   41%                   48%                  56%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                             GROWTH AND INCOME FUND

                                                  Year Ended          Year Ended            Year Ended             Inception(a)
                                                  10/31/2001          10/31/2000            10/31/1999            to 10/31/1998

Class A

Net Asset Value, Beginning of Period                   $     14.06           $     13.21           $     10.88        $       10.00

   Income from Investment Operations:
     Net investment income                                    0.06                  0.07(b)               0.09                 0.07
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33                 0.89

       Total from investment operations                      (2.86)                 0.91                  2.42                 0.96

   Less Distributions:
     Distributions from net investment income                (0.06)                (0.04)                (0.09)               (0.07)
     Distributions from capital gains                           --                 (0.02)                   --                   --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                   (0.06)                (0.06)                (0.09)               (0.08)

Net increase (decrease) in net asset value                   (2.92)                 0.85                  2.33                 0.88

Net Asset Value, End of Period                         $     11.14           $     14.06           $     13.21        $       10.88


Total Return+                                               (20.42)%                6.90%                22.33%             9.57%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    55,966           $    46,994           $    25,646        $      11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.29%                 1.07%                 1.25%             2.41%(2)
   After reimbursement of expenses by Advisor                 1.00%                 1.00%                 1.00%             1.00%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                0.31%                 0.47%                 0.35%           (0.60)%(2)
   After reimbursement of expenses by Advisor                 0.60%                 0.54%                 0.60%             0.81%(2)
Portfolio Turnover                                              24%                   14%                   19%                   5%

Class B

Net Asset Value, Beginning of Period                   $     13.96           $     13.18           $     10.88        $       10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.02)                (0.03)(b)             (0.01)                0.01
     Net realized and unrealized gain (loss)
     on investments                                          (2.92)                 0.84                  2.33                 0.89

       Total from investment operations                      (2.94)                 0.81                  2.32                 0.90

   Less Distributions:
     Distributions from net investment income                   --                 (0.01)                   --                (0.01)
     Distributions from capital gains                           --                 (0.02)                (0.02)                  --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.03)                (0.02)               (0.02)

Net increase (decrease) in net asset value                   (2.94)                 0.78                  2.30                 0.88

Net Asset Value, End of Period                         $     11.02           $     13.96           $     13.18        $       10.88


Total Return+                                               (21.06)%                6.13%                21.32%             8.97%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    97,081           $   106,792           $    55,856        $      14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.04%                 1.82%                 2.00%             3.16%(2)
   After reimbursement of expenses by Advisor                 1.75%                 1.75%                 1.75%             1.75%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.44)%               (0.28)%               (0.40)%          (1.35)%(2)
   After reimbursement of expenses by Advisor                (0.15)%               (0.21)%               (0.15)%            0.06%(2)
Portfolio Turnover                                              24%                   14%                   19%                   5%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            CAPITAL APPRECIATION FUND

                                                 Year Ended            Year Ended            Year Ended             Inception(a)
                                                 10/31/2001            10/31/2000            10/31/1999            to 10/31/1998

  Class A

Net Asset Value, Beginning of Period                   $     16.44           $     13.70           $     11.04        $       10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.04)(b)             (0.03)(b)             (0.00)*               0.01
     Net realized and unrealized gain (loss)
     on investments                                          (3.59)                 2.78                  2.68                 1.04

       Total from investment operations                      (3.63)                 2.75                  2.68                 1.05

   Less Distributions:
     Distributions from net investment income                   --                    --                    --                   --
     Distributions from capital gains                           --                 (0.01)                (0.02)                  --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.01)                (0.02)               (0.01)

Net increase (decrease) in net asset value                   (3.63)                 2.74                  2.66                 1.04

Net Asset Value, End of Period                         $     12.81           $     16.44           $     13.70        $       11.04


Total Return+                                               (22.08)%               20.12%                24.29%            10.51%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    59,801           $    35,889           $    13,262        $      13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.58%                 1.37%                 1.71%             3.28%(2)
   After reimbursement of expenses by Advisor                 1.20%                 1.20%                 1.20%             1.20%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor               (0.68)%               (0.44)%               (0.68)%          (1.97)%(2)
   After reimbursement of expenses by Advisor                (0.30)%               (0.27)%               (0.05)%            0.11%(2)
Portfolio Turnover                                              30%                   18%                   68%                  10%

Class B

Net Asset Value, Beginning of Period                   $     16.13           $     13.54           $     10.98        $       10.00

   Income from Investment Operations:
     Net investment loss                                     (0.15)(b)              0.15)(b)             (0.12)               (0.02)
     Net realized and unrealized gain (loss)
     on investments                                          (3.50)                 2.75                  2.68                 1.01

       Total from investment operations                      (3.65)                 2.60                  2.56                 0.99

   Less Distributions:
     Distributions from net investment income                   --                    --                    --                   --
     Distributions from capital gains                           --                 (0.01)                   --                   --
     Distributions in excess of net investment income           --                    --                    --                (0.01)

       Total distributions                                      --                 (0.01)                   --                (0.01)

Net increase (decrease) in net asset value                   (3.65)                 2.59                  2.56                 0.98

Net Asset Value, End of Period                         $     12.48           $     16.13           $     13.54        $       10.98


Total Return+                                               (22.63)%               19.25%                23.32%             9.91%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                   $    72,667           $    57,082           $    23,563        $       7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.33%                 2.12%                 2.46%             4.03%(2)
   After reimbursement of expenses by Advisor                 1.95%                 1.95%                 1.95%             1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor              (1.43)%               (1.19)%               (1.46)%           (2.72)%(2)
   After reimbursement of expenses by Advisor                (1.05)%              (1.02)%               (1.03)%           (0.64)%(2)
Portfolio Turnover                                              30%                   18%                   68%                  10%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.
*    Amount represents less than $(0.01) per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                                  MID-CAP FUND

                                                               CLASS A                 CLASS B

                                                           Inception(a) to          Inception(a) to
                                                             10/31/2001               10/31/2001

Net Asset Value, Beginning of Period                      $       10.00       $         10.00

   Income from Investment Operations:
     Net investment income (loss)                                  0.00(c)(d)           (0.05)(c)
     Net realized and unrealized loss on investments              (0.52)                (0.52)

       Total from investment operations                           (0.52)                (0.57)


Net decrease in net asset value                                   (0.52)                (0.57)

Net Asset Value, End of Period                            $        9.48       $          9.43


Total Return+                                                     (5.20)%(1)            (5.70)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                      $      15,345       $         6,192
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                     2.29%(2)              3.04%(2)
   After reimbursement of expenses by Advisor                      1.40%(2)              2.15%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor                   (0.86)%(2)             (1.61)%(2)
   After reimbursement of expenses by Advisor                      0.03%(2)             (0.72)%(2)
Portfolio Turnover                                                   30%                   30%

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                              EMERGING GROWTH FUND

                                                            CLASS A                         CLASS B

                                                  Year Ended     Inception(b) to    Year Ended    Inception(b) to
                                                  10/31/2001       10/31/2000       10/31/2001       10/31/2000

Net Asset Value, Beginning of Period               $    7.87        $    10.00       $    7.83        $   10.00

   Income from Investment Operations:
     Net investment loss                               (0.02)           (0.02)(c)        (0.07)           (0.06)(c)
     Net realized and unrealized loss
     on investments                                    (3.58)           (2.11)           (3.54)           (2.11)

       Total from investment operations                (3.60)           (2.13)           (3.61)           (2.17)

Net decrease in net asset value                        (3.60)           (2.13)           (3.61)           (2.17)

Net Asset Value, End of Period                     $    4.27        $    7.87        $    4.22        $    7.83


Total Return+                                         (45.74)%         (21.30)%(1)      (46.10)%         (21.70)%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $  13,263        $   20,731       $     6,902      $    8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor          2.36%            1.75%(2)         3.11%            2.50%(2)
   After reimbursement of expenses by Advisor           1.20%            1.20%(2)         1.95%            1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor         (1.62)%          (0.97)%(2)       (2.37)%          (1.72)%(2)
   After reimbursement of expenses by Advisor          (0.46)%          (0.42)%(2)       (1.21)%          (1.17)%(2)

Portfolio Turnover                                       230%             151%             230%             151%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on February 28, 2001.
(b)  Fund commenced investment operations on February 29, 2000.
(c)  Calculated based on average shares outstanding.
(d)  Amount less than $0.01 per share.

             Financial Highlights for a Share of Beneficial Interest
                       Outstanding Throughout each Period

                            INTERNATIONAL STOCK FUND

                                                  Year Ended         Year Ended        Year Ended         Inception(a) to
                                                  10/31/2001         10/31/2000        10/31/1999           10/31/1998

Class A

Net Asset Value, Beginning of Period               $  9.55          $   11.45        $    10.34       $         10.00

   Income from Investment Operations:
     Net investment income                            0.04               0.04(b)           0.14                  0.08
     Net realized and unrealized gain (loss)
     on investments
                                                     (2.21)             (0.98)             1.56                  0.27

       Total from investment operations              (2.17)             (0.94)             1.70                  0.35

   Less Distributions:
     Distributions from net investment income        (0.07)             (0.14)            (0.14)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.45)                   --

       Total distributions                           (0.07)             (0.96)            (0.59)                (0.01)

Net increase (decrease) in net asset value           (2.24)             (1.90)             1.11                  0.34

Net Asset Value, End of Period                     $  7.31          $    9.55        $    11.45       $         10.34

Total Return+                                       (22.88)%            (9.29)%           17.00%                 3.60%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 25,829         $   32,071       $    33,214      $         27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.14%              2.06%             2.18%                 2.76%(2)
   After reimbursement of expenses by Advisor         1.60%              1.60%             1.60%                 1.60%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.08)%            (0.03)%           0.72%                 (0.01)%(2)
   After reimbursement of expenses by Advisor         0.45%              0.43%             1.30%                 1.15%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

Class B

Net Asset Value, Beginning of Period               $  9.48          $   11.38        $    10.28       $         10.00

   Income from Investment Operations:
     Net investment income (loss)                    (0.02)             (0.03)(b)          0.05                  0.03
     Net realized and unrealized gain (loss)
     on investments
                                                     (2.20)             (0.98)             1.56                  0.26

       Total from investment operations              (2.22)             (1.01)             1.61                  0.29

   Less Distributions:
     Distributions from net investment income        (0.01)             (0.07)            (0.05)                (0.01)
     Distributions from capital gains                   --              (0.82)            (0.46)                   --

       Total distributions                           (0.01)             (0.89)            (0.51)                (0.01)

Net increase (decrease) in net asset value           (2.23)             (1.90)             1.10                  0.28

Net Asset Value, End of Period                     $  7.25          $    9.48        $    11.38       $         10.28


Total Return+                                       (23.48)%            (9.92)%           16.09%                 2.90%(1)


Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)               $ 4,787          $   5,497        $    3,326       $         1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor        2.89%              2.81%             2.93%                 3.51%(2)
   After reimbursement of expenses by Advisor         2.35%              2.35%             2.35%                 2.35%(2)
Ratios of net investment income (loss) to average
net assets:
   Before reimbursement of expenses by Advisor       (0.83)%            (0.78)%           0.05%                 (0.76)%(2)
   After reimbursement of expenses by Advisor        (0.30)%            (0.32)%           0.63%                 0.40%(2)
Portfolio Turnover                                      86%               117%               57%                   60%

(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

                          Notes to Financial Statements

1. ORANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or traded on the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts are principally traded; (5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2001, which are available to offset future capital gains, if any:

                                              Carryover               Carryover              Carryover              Carryover
Fund                                      Expiring in 2006        Expiring in 2007       Expiring in 2008       Expiring in 2009
Bond Fund                                    $       --            $        --               $0,369,805         $           --
Balanced Fund                                        --                     --                       --                     --
High Income Fund                                 66,186                328,128                  237,390              2,067,479
Growth and Income Fund                               --                     --                1,214,946              2,865,513
Capital Appreciation Fund                            --                     --                       --                     --
Mid-Cap Fund                                         --                     --                       --                     --
Emerging Growth Fund                                 --                     --                6,443,167             10,391,144
International Stock Fund                             --                     --                1,887,109              3,985,467

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of some or all of the investments of the High Income Fund, the Mid-Cap Fund, the Emerging Growth Fund and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund, Wellington Management Company LLP for a portion of the Mid-Cap Fund and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                            Class A       Class B           Fund                            Class A        Class B
    Cash Reserves Fund               0.55%         1.30%            Capital Appreciation Fund        1.20%          1.95%
    Bond Fund                        0.90%         1.65%            Mid-Cap Fund                     1.40%          2.15%
    Balanced Fund                    1.10%         1.85%            Emerging Growth Fund             1.20%          1.95%
    High Income Fund                 1.00%         1.75%            International Stock Fund         1.60%          2.35%
    Growth and Income Fund           1.00%         1.75%

For the year ended October 31, 2001, the Investment Advisor reimbursed expenses of $90,801 for the Cash Reserves Fund, $140,301 for the Bond Fund, $298,079 for the Balanced Fund, $160,158 for the High Income Fund, $454,597 for the Growth and Income Fund, $430,721 for the Capital Appreciation Fund, $94,077 for the Mid-Cap Fund, $278,988 for the Emerging Growth Fund and $187,608 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and International Stock Fund has $164,760, $219,636, $382,763, $232,311, $524,965, $495,548, $94,077, $371,886 and $309,841,
respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003 and October 31, 2004. Through October 31, 2001, none of the Funds have made repayments to the Investment Advisor under the agreement.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2001, sales charges received by CUNA Brokerage were as follows:


      Fund                                Amount Paid                  Fund                                Amount Paid
      Cash Reserves Fund                   $0,197,723                  Capital Appreciation Fund            $1,002,092
      Bond Fund                               460,415                  Mid-Cap Fund                            139,466
      Balanced Fund                         1,296,677                  Emerging Growth Fund                    140,618
      High Income Fund                        128,406                  International Stock Fund                 56,939
      Growth and Income Fund                1,063,424

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund and High Income Fund dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Funds' capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales, excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS
For the year ended October 31, 2001, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                        U.S. Government                   Other Investment
                                          Securities                         Securities
                               -------------------------------      ------------------------------
     Fund                         Purchases          Sales             Purchases          Sales
     Bond Fund                   $38,576,042      $24,723,733        $ 32,767,009    $ 14,425,370
     Balanced Fund                48,406,244       37,553,065          98,443,191      30,064,001
     High Income Fund                     --               --          14,706,283       7,805,545
     Growth and Income Fund               --               --          73,080,958      36,185,338
     Capital Appreciation Fund            --               --         100,339,215      32,750,629
     Mid-Cap Fund                         --               --          26,303,383       4,334,351
     Emerging Growth Fund                 --               --          58,670,629      51,458,980
     International Stock Fund             --               --          33,505,145      29,411,358

At October 31, 2001, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                        Appreciation     Depreciation           Net
     Bond Fund                 $   2,385,990   $       14,865     $  2,371,125
     Balanced Fund                 5,696,905       13,743,027       (8,046,122)
     High Income Fund                459,735        4,070,377       (3,610,642)
     Growth and Income Fund        5,837,779       27,013,356      (21,175,577)
     Capital Appreciation Fund     5,998,793       20,915,031      (14,916,238)
     Mid-Cap Fund                    749,281        2,116,412       (1,367,131)
     Emerging Growth Fund            884,101        4,717,310       (3,833,209)
     International Stock Fund      1,697,328        7,853,392       (6,156,064)

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. SECURITIES LENDING
The Funds, excluding the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At October 31, 2001, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The values of loaned securities and the corresponding collateral are included within the notes of each applicable fund's Portfolio of Investments. Amounts earned as interest on investments of cash collateral are included in the Statements of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. FINANCIAL INSTRUMENTS
Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments includes potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Emerging Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

9. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income, which generally will include bonds in the lower rating categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2001, investments in the Funds by affiliates were as follows:

                                          CUNA Mutual                CUNAMutual                   CUMIS             CUNA Brokerage
   Fund                   Class     Life Insurance Company        Insurance Society      Insurance Society, Inc.     Service Inc.
Cash Reserves Fund            A                $  1,807,476              $  1,806,271         $              --    $           --
Bond Fund                     A                   1,917,898                 1,916,619                        --                --
Balanced Fund                 A                  10,950,086                        --                 4,766,581         1,225,549
High Income Fund              A                   5,033,797                        --                        --                --
Growth and Income Fund        A                   1,918,384                 2,232,637                 3,075,986                --
Capital Appreciation Fund     A                          --                 1,695,566                12,334,147                --
Mid-Cap Fund                  A                   9,479,052                        --                        --                --
Mid-Cap Fund                  B                         943                        --                        --                --
Emerging Growth Fund          A                   2,135,000                        --                 6,404,573                --
Emerging Growth Fund          B                          --                        --                       422                --
International Stock Fund      A                   2,541,423                 4,234,858                15,129,424                --

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 12, 2001

                               Other Information


Tax Information (Unaudited)

Foreign Tax Credits: The International Stock Fund has made an election inder Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2001, the total amount of foreign taxes that will be passed through to shareholders and foreign source income for information reporting purposes will be $88,142 (all of which represents taxes withheld) and $767,031, respectively.

Corporate Dividends Received Deduction: Of the dividends paid by the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund, 0.00%, 29.34%, 1.92%, 100.00%, 0.00%, 0.00%, 0.00% and 3.30%, respectively, qualify for the corporate dividends received deduction.

Capital Gains  Distributions:  Pursuant to Internal Revenue Section 852(b),  the
Balanced and Capital Appreciation Funds had distributions of $17,091 and $566,754, respectively, which have been designated as capital gains distributions for the fiscal year ended October 31, 2001.